As Filed with the Securities and Exchange Commission on May 1, 2009
File No. 33-43058/811-06227

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No. _	☐

Post-Effective Amendment No. 21	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 8	☑

(Check appropriate box or boxes.)
MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
(Exact name of registrant)
MERRILL LYNCH LIFE INSURANCE COMPANY
(Name of depositor)
4333 Edgewood Road, NE
Cedar Rapids, IA 52499-0001
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (800) 346-3677
Arthur D. Woods
570 Carillon Parkway
St. Petersburg, FL 33716
(Name and address of agent for service)
Copy to:
Mary Jane Wilson-Bilek
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415
It is proposed that this filing will become effective (check appropriate box)
☒ immediately upon filing pursuant to paragraph (b).
☐ on                      pursuant to paragraph (b).
☐ 60 days after filing pursuant to paragraph (a)(1).
☐ on                      pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Modified Single Premium Variable Life Insurance Policy
Issued by
Merrill Lynch Life Insurance Company
Through
Merrill Lynch Life Variable Life Separate Account II

Offered through
Transamerica Capital, Inc.

Home Office	Service Center
570 Carillon Parkway	IBM
St. Petersburg, FL 33716	Greenville, South Carolina
1-800-8
Prospectus
May 1, 2009
This Prospectus describes a modified single premium variable life insurance policy (the “Policy”) issued by Merrill Lynch Life Insurance Company (“we,” “our,” or “us”). We do not currently offer the Policy for sale to new purchasers. The Policy offers a choice of investments and an opportunity for the Policy’s investment base, net cash surrender value, and death benefit to grow based on investment results of the investment divisions of the Merrill Lynch Life Variable Life Separate Account II (the “Separate Account”) in which you invest. The Policy provides life insurance, with a life insurance benefit (the death benefit) payable if the insured dies while the Policy is in force. We guarantee that regardless of investment results, insurance coverage will continue until the insured’s attained age 100, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the single premium (sometimes referred to as the “initial premium”). During this guarantee period, we will terminate the Policy only if any loan debt exceeds certain Policy values. After the guarantee period ends, the Policy will remain in effect as long as the net cash surrender value is sufficient to cover all charges due.
Investing in the Policy involves risk, including possible loss of premium. We do not guarantee any minimum cash surrender value, or guarantee that Policy values will increase. Depending on the investment results of the investment divisions you select, the investment base, the net cash surrender value, and the death benefit may go up or down (although the death benefit will never be less than the face amount). You bear the investment risk under the Policy. You may be required to make additional payments to keep the Policy in force. The Policy is not suitable as a short-term savings vehicle.
This Prospectus provides basic information that a prospective policy owner should know before investing. You should keep this Prospectus for future reference. You should consider whether the Policy is suitable for you in light of your life insurance needs, including other insurance you already own.
Replacing your existing life insurance with the Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or maintain the Policy through a loan or through withdrawals from another policy.
An investment in the Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The investment divisions in the Separate Account are currently available for investment in shares of portfolios of the following funds (the “Funds”) or in specific units of The Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities (the “Trusts”):
☐	AIM Variable Insurance Funds

☐	AllianceBernstein Variable Products Series Fund, Inc.

☐	BlackRock Variable Series Funds, Inc.

☐	BlackRock Series Fund, Inc.

☐	MFS® Variable Insurance Trustsm

☐	MLIG Variable Insurance Trust
The specific portfolios of the Funds and units of the Trusts available under the Policy are listed on the following page.
A prospectus for each of the Funds and the Trusts must accompany this Prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission
(the “SEC”) has not approved or disapproved
the Policy or determined that this Prospectus
is accurate or complete.
Any representation to the contrary is a
criminal offense.

The following portfolios of the Funds and units of the Trusts are currently available under the Policy:

☐	AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund

☐	AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein VPS Large Cap Growth Portfolio

☐	BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
BlackRock Total Return Portfolio
BlackRock Fundamental Growth Portfolio
BlackRock Global Allocation Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Portfolio
BlackRock Large Cap Core Portfolio
BlackRock Money Market Portfolio

☐	BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund*
BlackRock Basic Value V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Global Growth V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock International Value V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Value Opportunities V.I. Fund
BlackRock Utilities and Telecommunications V.I. Fund*

☐	Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities
Six maturity dates ranging from February 15, 2009–February 15, 2019

☐	MFS® Variable Insurance Trustsm
MFS® Growth Series**

☐	MLIG Variable Insurance Trust
Roszel/Allianz CCM Capital Appreciation Portfolio
Roszel/Delaware Trend Portfolio

*	The Subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

**	Formerly, MFS® Emerging Growth Series

i

ii

iii

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. More detailed information about the Policy appears later in this Prospectus and in the Statement of Additional Information. For your convenience, we have provided a Glossary at the end of the Prospectus that defines certain words and phrases used in the Prospectus.
Policy Benefits
The Policy in General
Policy Availability. We are not currently offering the Policy for sale to new purchasers.
Non-Taxable Death Benefit. The Policy offers the potential of insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. We believe the Policy generally provides at least the minimum death benefit required under Federal tax law (although there is little guidance and some uncertainty as to how the tax law requirements apply to certain innovative features of the Policies). Assuming the Policy satisfies the applicable requirements, the Policy should provide an important tax benefit because its death benefit generally should not be subject to income tax.
Tax-Deferred Accumulation. The Policy gives you the opportunity for tax-deferred accumulation of your cash value, where any increases in the Policy’s cash value generally are not taxable until distributed from the Policy. The Policy’s cash value will increase or decrease depending on the investment performance of the investment divisions, the single premium you pay, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions (such as reallocations among investment divisions).
Personalized Illustrations. Illustrations used in connection with the purchase of the Policy are based on hypothetical investment rates of return. We do not guarantee these rates. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.
Investment Base. A Policy’s investment base is the amount available for investment in the Separate Account at any time. On the policy date (usually the next business day after our Service Center receives your single premium), the investment base is equal to the single premium. Afterwards, it varies daily based on the investment performance of your selected investment divisions (and any additional payments you make, the fees and charges we deduct, and the effect of any Policy transactions). You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Policy by allocating the investment base to two or more investment divisions.
Investment Divisions. Your premium payments will be invested in the investment divisions of the Separate Account. You may reallocate your investment base to up to five of the investment divisions. Investment returns from amounts allocated to the investment divisions will vary with the investment experience of these investment divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the investment divisions.

Premiums and Additional Payments
Single Premium and Additional Payments. You pay a single premium. After the end of the “free look” period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit an application when you make additional payments.
Death Benefit
As long as the Policy remains in force, we will pay a death benefit to the beneficiary upon the death of the insured. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases on each policy processing date, depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions.
We will reduce any death benefit proceeds by the amount of any loan debt and any overdue charges if the Policy is in a grace period.
Surrenders
You may surrender your Policy at any time and receive the net cash surrender value. On a policy processing date that is also your policy anniversary, the net cash surrender value equals the investment base minus the balance of any deferred policy loading not yet deducted. If we calculate the net cash surrender value on a date that is not a policy processing date, we also subtract a pro-rata mortality cost. If we calculate the net cash surrender value on a date that is not a policy anniversary and you have loan debt, we also will subtract any pro-rata net loan cost. A surrender may have tax consequences.
You may not make partial withdrawals under the Policy.
Reallocations
Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We will notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. We may impose restrictions on reallocations by policy owners engaging in disruptive trading activities.
Dollar Cost Averaging Program
The Policy offers an optional transfer feature called Dollar Cost Averaging (“DCA”). This feature allows you to make automatic monthly transfers from the BlackRock Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than five divisions. We do not charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.
Loans
You may borrow money from us, using your Policy as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. Loan interest accrues daily and, if it is not paid each year, it is treated as a new loan (capitalized) and added to the outstanding loan amount. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Policy to lapse (terminate without value). If the Policy lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of the cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences.

Guarantee Period
We guarantee that the Policy will stay in force until the insured’s attained age 100, or for a shorter guarantee period depending on the face amount selected for a given premium, provided certain conditions are met. We will not cancel the Policy during the guarantee period unless the loan debt exceeds the larger of the cash surrender value and the tabular value. (For more information about cash surrender value and tabular value, see “Policy Values”; and see “Policy Termination” for more information about guarantee periods.)
We hold a reserve in our general account to support this guarantee. After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date will not cover the charges due.
Policy Risks
Risk of Poor Investment Performance
Since you invest your investment base in one or more investment divisions, you will be subject to the risk that investment performance will be unfavorable and that your investment base will decrease. You could lose everything you invest and your Policy could lapse without value, unless you make additional payments or are within the guarantee period (and you have no loan debt outstanding). In addition, we deduct Policy fees and charges from your investment base, which can significantly reduce your investment base. During times of poor investment performance, this deduction will have an even greater impact on your investment base.
Risk of Short-Term Investing
The Policy is designed to be long-term in nature in order to provide life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time and do not anticipate needing periodic access to your cash value, since partial withdrawals are not permitted under the Policy. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.
Risk of Lapse
Your Policy will enter a 61-day pre-lapse grace period if: (1) during the guarantee period, the loan debt exceeds the larger of the cash surrender value and the tabular value; or (2) after the guarantee period ends, the net cash surrender value on a policy processing date is insufficient to cover all charges due. If you do not make a sufficient payment during this grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.
Loans, any increase in current Policy charges, and/or poor investment returns could increase your risk of lapse. A Policy lapse may have adverse tax consequences.
If we cancel a Policy, you may reinstate it while the insured is still living, subject to certain conditions.
Tax Risks
A Policy must satisfy certain requirements under Federal tax law in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. The manner in which these requirements should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus create some uncertainty about the application of the tests to the Policy. Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:
•	the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

•	the policy owner should not be considered in constructive receipt of the Policy’s cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs, depending on the total amount of premiums paid under the policy. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of surrenders and loans taken before you reach age 59 1/2. These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if certain changes are made in the Policy at any time. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy’s current tax treatment.
If you do preserve your Policy’s current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you, and pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy.
You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.
Surrender Risks
There may be tax consequences if you decide to surrender your Policy.
Loan Risks
A Policy loan, whether or not repaid, will affect the investment base over time because we subtract the amount of the loan from your investment base and hold it as collateral in our general account. Accordingly, the loan collateral does not participate in the investment results of the investment divisions. This collateral earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter. While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. If you do not pay the interest when due, it is treated as a new loan and we add it to the unpaid loan amount. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the investment divisions and the interest rate charged against and credited to the amount held in the general account as collateral, the effect could be favorable or unfavorable.
We reduce the amount of any loan debt from the amount payable on surrender of the Policy and from any death benefit payable. If the amount of interest credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited to the collateral is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken, and adverse tax consequences could result.
A Policy loan could increase your risk of lapse during the guarantee period if the loan debt exceeds the larger of the cash surrender value and the tabular value. (See “Loans” for an explanation of how loan debt affects cash surrender value.)
Risk of Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to make additional payments to keep the Policy in force unless your Policy is in the guarantee period and you have no loan debt outstanding.
Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each Fund’s prospectus and the Trusts’ prospectus. Please refer to the Funds’ and Trusts’ prospectuses for more information.
There is no assurance that any portfolio will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that a policy owner will pay when buying and owning the Policy. If the amount of a charge depends on the personal characteristics of the insured or the policy owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay.
The first table describes the fees and charges that a policy owner will pay when he or she buys the Policy, makes additional payments, or reallocates investment base among the investment divisions of the Separate Account.
Transaction Fees

Amount Deducted[1]
Guaranteed
Charge	When Charge is Deducted	Maximum Charge	Current Charge
Maximum Sales Charge Imposed on Premiums (Deferred Policy Loading)[2]

Sales Load	In equal installments on the first ten policy anniversaries on or next following receipt of the initial premium and each additional payment	4.0% of the single premium paid and any additional payments	4.0% of the single premium paid and any additional payments

First Year Administrative Expense	On the first policy anniversary.	0.5% of the single premium paid and any additional payments received in the first policy year	0.5% of the single premium paid and any additional payments received in the first policy year

Premium Tax Charge	In equal installments on the first ten policy anniversaries on or next following receipt of the initial premium and each additional payment	2.5% of the single premium paid and any additional payments	2.5% of the single premium paid and any additional payments

Reallocation Charge	On the policy processing date on or next following a change in investment base allocation	$25[3]	None

Optional Rider Charges:

Single Premium Immediate Annuity Rider	Upon receipt of the single premium	5% of the single premium to be applied to the Rider	5% of the single premium to be applied to the Rider

Change of Insured Rider	Upon exercise	$1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum charge of $1,500	$1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum charge of $1,500

[1]	We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[2]	Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.

[3]	We will not assess the reallocation charge for the first five changes in investment base allocation made each policy year.

The table below describes the fees and charges that a policy owner will pay periodically during the time he or she owns the Policy, not including Fund or Trust fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted[4]
Guaranteed
Charge	When Charge is Deducted	Maximum Charge	Current Charge
Cost of Insurance (Mortality Cost)[5]	On each policy processing date after the policy date
w Minimum Charge		$0.26 per $1,000 of net amount at risk	$0.25 per $1,000 of net amount at risk plus $12.50

w Maximum Charge		$333.33 per $1,000 of net amount at risk	$249.75 per $1,000 of net amount at risk plus $12.50

w Charge for a male, attained age 60, in the simplified aggregate underwriting class		$5.29 per $1,000 of net amount at risk	$5.01 per $1,000 of net amount at risk plus $8.75

Mortality and Expense Risk Charge	Daily	Equivalent to 0.60% (annually at the beginning of the year) of daily net assets in each investment division of the Separate Account in which you are invested	Equivalent to 0.60% (annually at the beginning of the year) of daily net assets in each investment division of the Separate Account in which you are invested

Trust Charge	Daily	Equivalent to 0.50% (annually at the beginning of the year) of daily net assets in each investment division that invests in the Trusts, in which you are invested	Equivalent to 0.34% (annually at the beginning of the year) of daily net assets in each investment division that invests in the Trusts, in which you are invested

Net Loan Cost[6]	On each policy anniversary	0.75% of the loan debt on the previous policy anniversary during each of the first ten policy years, adjusted for subsequent loans and loan repayments	0.75% of the loan debt on the previous policy anniversary during each of the first ten policy years, adjusted for subsequent loans and loan repayments
The next table describes the portfolio fees and expenses that a policy owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2008.

[4]	We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[5]	Mortality cost charges vary based on the insured’s underwriting class, sex, attained age, and the Policy’s net amount at risk. The mortality cost charge generally increases as the insured ages. The mortality cost charges shown in the table may not be typical of the charges you will pay. We guarantee that the mortality cost rates will not exceed the guaranteed maximum morality cost rates set forth in your Policy. You can obtain more information about your mortality cost charges by contacting our Service Center. The mortality cost charge is assessed until the insured’s attained age 100.

[6]	The net loan cost equals the difference between the interest charged and the earnings on the amount held as collateral in the general account. After the first ten policy years, the net loan cost equals 0.60% of the loan debt on the previous policy anniversary.

The following table shows the minimum and maximum Annual Portfolio Operating Expenses charged by any of the portfolios for the fiscal year ended December 31, 2008. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each Fund and the Trusts.
Range of Annual Portfolio Operating Expenses (as a percentage of each portfolio’s average net assets):

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.39%	1.29%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses – after any contractual waivers or reimbursements of fees and expenses)[8]	0.39%	1.15%
For information concerning compensation paid in connection with the sale of the Policy, see “Additional Information – Selling the Policy.”
Merrill Lynch Life Insurance Company

We are a stock life insurance company located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499-0001, organized under the laws of the State of Washington on January 27, 1986 and redomesticated under the laws of the State of Arkansas on August 31, 1991. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”). We are authorized to sell life insurance and annuities in 49 states, Puerto Rico, Guam, the U.S. Virgin Islands and the District of Columbia.
          Financial Condition of the Company. Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your investment base, but also on our ability to meet the guarantees under your Policy.
          Assets in the Separate Account. You assume all of the investment risk for your investment base that is allocated to the investment divisions of the Separate Account. Your investment base in those investment divisions constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”
          Assets in the General Account. Any guarantees under the policy that exceed your investment base, such as those associated with any death benefit riders, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of investment base are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.
          We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
          Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

          State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.
          We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio. For additional information about our financial condition, please see our Annual Report on Form 10-K, which is available on our website at www.aegonisn.com.
          How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the telephone number or address of our Service Center referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.
The Separate Account, the Funds, and the Trusts

The Separate Account
Tandem Insurance Group, Inc. (“Tandem”) established the Separate Account, a separate investment account, on November 19, 1990. We acquired the Separate Account on October 1, 1991, when Tandem merged with and into Merrill Lynch Life Insurance Company. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve any supervision by the SEC over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the Federal securities laws. We use the Separate Account to support the Policy as well as other variable life insurance policies we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.
We own the assets in the Separate Account. We keep the Separate Account’s assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account’s assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

[7]	The Fund and Trust expenses used to prepare this table were provided to us by the Funds and the Trusts. We have not independently verified such information. Current or future expenses may be greater or less than those shown.

[8]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 2010. For more information about these arrangements, consult the prospectuses for the Funds.

Obligations to policy owners and beneficiaries that arise under the Policy are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Policy, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account’s assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our general account.
The investment divisions in the Separate Account are available for investment in shares of portfolios of the following Funds and Trusts:
•	AIM Variable Insurance Funds (the “AIM V.I. Funds”);

•	AllianceBernstein Variable Products Series Fund, Inc. (the “AllianceBernstein Fund”);

•	BlackRock Series Fund, Inc. (the “Series Fund”);

•	BlackRock Variable Series Funds, Inc. (the “Variable Series Funds”);

•	Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities;

•	MFS® Variable Insurance TrustSM (the “MFS Trust”); and

•	MLIG Variable Insurance Trust (“MLIG Trust”).
For more information, see “The Funds” and “The Trusts” below. You will find complete information about the Funds and the Trusts, including the risks associated with each portfolio, in the accompanying prospectuses and statements of additional information. Read these carefully before investing, along with this Prospectus.
Changes Within the Separate Account
We may add new investment divisions. We can also close or eliminate investment divisions, combine two or more investment divisions, or substitute a new portfolio for the portfolio in which an investment division invests without your consent. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Policy or, in our sole discretion, for any other reason. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would obtain approval from the Arkansas State Insurance Department and the SEC and any other required approvals before making such a substitution. A new or substituted portfolio may have different fees and expenses and its availability may be limited to certain classes of purchasers. Substitution may be made with respect to existing investment base or the investment of future additional payments, or both for some or all classes of Policies. Furthermore, we may close investment divisions to allocation of additional payments or investment base, or both, for some or all classes of Policies at any time in our sole discretion.
Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.
When permitted by law, we also can:
•	deregister the Separate Account under the 1940 Act;

•	operate the Separate Account as a management company under the 1940 Act;

•	restrict or eliminate any voting rights of policy owners, or other persons who have voting rights as to the Separate Account; and

•	combine the Separate Account with other separate accounts.
We reserve the right to make other structural or operating changes affecting the separate account.

The Funds
Each division of the Separate Account invests exclusively in shares of a designated portfolio of a Fund (or in specific units of the Trusts, as discussed below in “The Trusts”). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.
The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies, and restrictions of that portfolio.
Although the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, portfolio expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios or Funds available only through the Policy have names similar to funds not available through the Policy. The performance of any fund not available through the Policy is not indicative of performance of the similarly named portfolio or Fund available through the Policy.
An investment in a division, or in any portfolio, including the BlackRock Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the BlackRock Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the BlackRock Money Market Portfolio division may become extremely low and possibly negative.

Investment Objectives of the Portfolios
The following table summarizes each portfolio’s investment objective(s), investment adviser(s), and asset class/investment style. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the Funds. You should read the Funds’ prospectuses carefully.
The Funds

AIM Variable		Investment	Asset Class/
Insurance Funds	Investment Objective	Adviser(s)/Subadviser	Investment Style
AIM V.I. Capital Appreciation Fund (Series I)	Seeks to provide growth of capital.	Invesco Aim Advisors, Inc. Subadvisers: Invesco Trimark Investment Management Inc. (formerly, AIM Funds Management Inc.); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited	Domestic Equity/Large Cap Growth

AIM V.I. Core Equity Fund (Series I)	Seeks growth of capital.	Invesco Aim Advisors, Inc. Subadvisers: Invesco Trimark Investment Management Inc. (formerly, AIM Funds Management Inc.); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited	Domestic Equity/Large Cap Blend

AllianceBernstein Variable
Products Series		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser	Investment Style
AllianceBernstein VPS Large Cap Growth Portfolio (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.	Domestic Equity/ Large Cap Growth

lackRock Series		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser	Investment Style
BlackRock Balanced Capital Portfolio	Seeks high total investment return.	BlackRock Advisors, LLC (“BlackRock Advisors”) Subadviser: BlackRock Investment Management, LLC and BlackRock Financial Management, Inc.	Balanced/US

BlackRock Total Return Portfolio (formerly, BlackRock Bond Portfolio)	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors Subadviser: BlackRock Financial Management, Inc.	Fixed Income/Intermediate Term

BlackRock Fundamental Growth Portfolio	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Growth

BlackRock Global Allocation Portfolio	Seeks high total investment return.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited	Balanced/Global

BlackRock Government Income Portfolio	Seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate term debt securities issued or guaranteed by the U.S. government or its agencies.	BlackRock Advisors Subadviser: Blackrock Financial Management, Inc.	Fixed Income/Intermediate Term

BlackRock High Income Portfolio	Seeks a high level of current income and, secondarily, seeks capital appreciation when consistent with its primary objective.	BlackRock Advisors Subadviser: Blackrock Financial Management, Inc.	Fixed Income/ High Yield

BlackRock Large Cap Core Portfolio	Seeks long-term growth of capital and income, and moderate current income.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Blend

BlackRock Money Market Portfolio	Seeks to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.	BlackRock Advisors Subadviser: BlackRock Institutional Management Corporation	Fixed Income/ Money Market

BlackRock Variable
Series Funds,		Investment	Asset Class/
Inc.	Investment Objective	Adviser(s)/Subadviser	Investment Style
BlackRock Balanced Capital V.I. Fund (Class I)*	Seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than is normally available from investments solely in debt securities.	BlackRock Advisors Subadviser: BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC	Balanced/US

BlackRock Basic Value V.I. Fund (Class I)	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited	Balanced/Global

BlackRock Global Growth V.I. Fund (Class I)	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	International Equity/Global

BlackRock S&P 500 Index V.I. Fund (Class I)	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Blend

BlackRock International Value V.I. Fund (Class I)	Seeks current income and long-term growth of income, accompanied by growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management, International Limited	International Equity/ International

BlackRock Large Cap Growth V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Growth

BlackRock Large Cap Value V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

BlackRock Value Opportunities V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Small Cap Blend

*	The subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

BlackRock Variable
Series Funds,		Investment	Asset Class/
Inc.	Investment Objective	Adviser(s)/Subadviser	Investment Style
BlackRock Utilities and Telecommunications V.I. Fund (Class I)*	Seeks both capital appreciation and current income.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

MFS®Variable		Investment	Asset Class/
Insurance Trustsm	Investment Objective	Adviser(s)/Subadviser	Investment Style
MFS ® Growth Series (formerly, MFS ® Emerging Growth Series)	Seeks capital appreciation.	Massachusetts Financial Services Company	Domestic Equity/Large Cap Growth

MLIG Variable		Investment	Asset Class/
Insurance Trust	Investment Objective	Adviser(s)/Subadviser	Investment Style
Roszel/Allianz CCM Capital Appreciation Portfolio	Seeks long-term capital appreciation.	Roszel Advisors, LLC (“Roszel Advisors”) Subadviser: Cadence Capital Management LLC	Domestic Equity/Large Cap Blend

Roszel/Delaware Trend Portfolio	Seeks long-term capital appreciation.	Roszel Advisors Subadviser: Delaware Management Company	Domestic Equity/Small Cap Growth
Note: There can be no assurance that the BlackRock Money Market portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the BlackRock Money Market investment division may become extremely low and possibly negative.

In order to obtain a free copy of the Fund prospectuses, you may call one of our customer service representatives at 1-800-535-5549.

*	The investment division corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

Please read the prospectuses for the Funds to obtain more complete information regarding the portfolios.
Certain Payments We Receive With Regard to the Funds
We receive payments from the investment adviser (or affiliates thereof) of the Funds and the Trusts. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Policy owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Policy and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ and may be significant. Some advisers (or affiliates) may pay more than others. These percentages currently range from 0.15% to 0.381% (annually) of average Fund assets owned by the investment divisions available under the Policy and under certain other variable insurance products offered by us or our affiliates.
Additionally, retail mutual funds managed by the advisers or subadvisers of the Funds may be sold through Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”); the Policies are sold by registered representatives of MLPF&S. (See “Additional Information — Selling the Policy.”) These advisers and subadvisers (or their affiliates) may provide MLPF&S, as a selling firm, with payments or non-cash compensation, such as payments for certain marketing and distribution services, in connection with the retail mutual funds that they manage. In addition, consistent with FINRA rules, Fund distributors and/or their affiliates may pay for or make contributions to MLPF&S for training and education seminars for MLPF&S employees, clients and potential clients, due diligence meetings regarding their funds, recreational activities, or other non-cash items. From time to time, MLPF&S may recognize certain Financial Advisors through promotional programs that include mutual funds. These programs may reward Financial Advisors with compensation, including attendance at off-site locations and/or various employee training sessions that may be sponsored or co-sponsored by mutual fund companies whose funds MLPF&S makes available, including the Fund advisers and/or subadvisers. These amounts may be significant and these programs may provide the Fund adviser and subadviser (or their affiliates) with increased visibility to MLPF&S’s Financial Advisors, which are also involved in the distribution of the Policies.
In addition, consistent with applicable laws, management and employees of BlackRock, Inc. (“BlackRock”) and Roszel Advisors are provided a broad level of access and exposure to MLPF&S, its Financial Advisors and other personnel, marketing events and materials, and client-related and other information because of their affiliation. Such broad access and exposure is not available to other asset managers and may enhance BlackRock’s and Roszel Advisor’s ability to sell its Funds.
Selection of Underlying Funds
The underlying Funds offered through this Policy are selected by us and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund’s adviser or subadviser is one of our affiliates, or whether the Fund, its adviser, or an affiliate, makes payments to us in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Policies. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds” (above). We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of investment base if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners.
You are responsible for choosing the investment divisions and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select investment divisions, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. Please note: Certain underlying Fund portfolios have similar names; it is important that you state or write the full name of the underlying Fund portfolio to which you wish to direct your allocation when you submit an allocation request.
The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the investment base of your Policy resulting from the performance of the Funds you have chosen.

Resolving Material Conflicts
The Trusts and Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds and Trusts may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts and/or to qualified plans).
It is possible that differences might arise between our Separate Account and one or more of the other separate accounts that invest in the Funds. In some cases, it is possible that the differences could be considered “material conflicts.” Such a “material conflict” could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our policy owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio or unit for a portfolio or unit in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.
The Trusts
The Trusts are intended to provide safety of capital and a competitive yield to maturity. The Trusts purchase at a deep discount U.S. Government-backed investments that make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Trust units before maturity varies more than it would if the Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.
The Trust portfolios consist mainly of:
•	bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

•	coupons stripped from U.S. debt obligations; and

•	receipts and certificates for such stripped debt obligations and coupons.
The Trusts currently available are shown below:

		Targeted Rate
		of Return to
		Maturity as of
		April ___ ,
Trust	Maturity Date	2008
2010	February 15, 2010	1.32%
2011	February 15, 2011	1.04%
2013	February 15, 2013	2.08%
2014	February 15, 2014	2.39%
2019	February 15, 2019	3.54%
Fixed Income Securities (“FIS”) is the sponsor for the Trusts.
The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts. (See “Charges and Deductions — Charges to Divisions Investing in the Trusts.”)
FIS specializes in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. FIS acts as a sponsor to unit investment trusts through its adviser’s asset management division. FIS headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132 and the adviser’s asset management division can be contacted at 8100 East 22nd Street North, Suite 900B, Wichita, Kansas 67226-2309, telephone (877) 858-1773. FIS is a registered broker-dealer and investment adviser, a member of FINRA and SIPC and a registrant of the MSRB.

Targeted Rate of Return to Maturity. Because the underlying securities in the Trusts will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Trust units. But because the Separate Account holds the units, we need to take into account the asset charge and the trust charge (described in “Charges and Deductions”) in estimating the net rate of return. That rate depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Policy on that date, since it does not reflect the charges deducted from a Policy’s investment base (described in “Charges and Deductions — Charges Deducted from the Investment Base”).
Since the value of the Trusts’ units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Trusts units and the net rate of return to maturity for the Separate Account will vary correspondingly.
Please read the attached prospectus for the Trusts to obtain more complete information regarding the Trusts.
Voting Rights
We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Policies according to instructions we receive from policy owners. We will vote shares attributable to Policies for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Policies in the same proportion as shares in the respective divisions for which we received instructions. Therefore, because of proportional voting, a small number of policy owners may control the outcome of a vote. We may vote Fund shares in our own right if any Federal securities laws or regulations, or their present interpretation, change to permit us to do so.
We determine the number of shares attributable to you by dividing your Policy’s investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.
Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory policy.
We also may disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:
•	contrary to state law;

•	prohibited by state regulatory authorities; or

•	decided by management that the change would result in overly speculative or unsound investments.
If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

The Policy

Availability
The Policy is not for sale to new purchasers. When we offered the Policy, we issued it for an insured up to age 75. The minimum single payment for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000. Subject to certain conditions, you may make additional unplanned payments (See “Premiums — Making Additional Payments.”)
Who May be Covered
We use two methods of underwriting:
•	simplified underwriting, with no physical exam; and

•	para-medical or medical underwriting with a physical exam.
The single premium and the age of the insured determine whether we do underwriting on a simplified or medical basis. The chart below shows the maximum premium that we will underwrite on a simplified basis:

Age	Maximum
0-14	$25,000
15-29	50,000
30-39	75,000
40-49	100,000
50-75	150,000
However, if you select the maximum face amount (see “Premiums — Selecting the Initial Face Amount”), we take the anticipated net amount at risk at the time of issue into account in determining the method of underwriting.
We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions, and which determine the guaranteed mortality rates we use in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Policies either in the standard or non-smoker underwriting class. We also may issue Policies on insureds in a “substandard” underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see “Charges and Deductions — Charges Deducted from the Investment Base.”
Guarantee Period
The guarantee period is the period of time we guarantee that the Policy will remain in force regardless of investment experience unless loan debt exceeds the larger of the cash surrender value and the tabular value. (For more information about cash surrender value and tabular value, see “Policy Values.”) We base the guarantee period on the payments made, the guaranteed maximum mortality rates in the Policy, the deferred policy loading, and a 4% annual interest assumption. This means that for a given payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

Right to Cancel (“Free Look” Period)
When we offered the Policy for sale to new purchasers, you could cancel your Policy during the “free look” period by returning it for a refund. Generally, the “free look” period ends 10 days after you receive the Policy. Some states allow a longer period of time to return the Policy. If required by your state, the “free look” period ends the later of 10 days after you receive the Policy and 45 days from the date you execute the application. To cancel the Policy during the “free look” period, you must mail or deliver the Policy to our Service Center or to the registered representative who sold it. We will refund your initial premium and any additional payments made, without interest. We may require you to wait six months before applying for another policy.
Corporations that purchase one or more Policies at the same time with an aggregate single premium of at least $250,000, where the investment base has at all times been allocated in the division investing in the BlackRock Money Market Portfolio and where no additional payments have been made nor policy loans taken, may cancel a Policy and receive the greater of the premium paid without interest and the net cash surrender value.
Right to Exchange the Policy
Within 18 months of the issue date you may exchange your Policy for a policy with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Policy.
The new policy will have the same policy owner and beneficiary as those of the original Policy on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Policy. Any loan debt will be carried over to the new policy.
We will not require evidence of insurability to exchange for a new “fixed” policy.
Tax-Free ‘Section 1035’ Exchanges
You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code of 1986, as amended (the “Code”). Before making an exchange, you should compare both policies carefully. It may not be in your best interest to exchange (or surrender, lapse, change, or borrow) from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. Charges for the Policy may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).
State Variations
Policies issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Policies. Your actual Policy and any endorsements are the controlling documents, and should be read carefully. If you would like to review a copy of the Policy or any endorsements, contact our Service Center.

Ownership Rights
The policy owner is the insured, unless someone other than the insured has been named as the policy owner in the application. The policy owner has all rights and options described in the Policy, including changing the policy owner, assigning the Policy, naming beneficiaries, and changing the insured.
If you are not the insured, you may want to name a contingent policy owner. If you die before the insured, the contingent policy owner will own your interest in the Policy and have all your rights. If you do not name a contingent policy owner, your estate will then own your interest in the Policy at your death.
If there is more than one policy owner, we will treat the policy owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The policy owners must exercise their rights and options jointly, except that any one of the policy owners may reallocate the Policy’s investment base by phone if the policy owner provides the personal identification code as well as the Policy number. One policy owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policy owners are entitled under the Policy.
Policy Changes (Applicable Federal Tax Law)
To receive the tax treatment accorded to life insurance under Federal income tax law, the Policy must qualify initially and continue to qualify as life insurance under the Code or successor law. We reserve the right to make changes in the Policy or its riders or to make distributions from the Policy to the extent necessary to continue to qualify the Policy as life insurance.
Any changes will apply uniformly to all Policies that are affected and you will be given advance written notice of such changes.

Premiums

Initial Premium
Minimum
To purchase a Policy, you had to complete an application and pay a premium. We required the premium to put the Policy into effect. The minimum single premium for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the premium required to purchase a face amount of at least $100,000. You may make additional payments, as described below.
Selecting the Initial Face Amount
Your initial premium determined the face amount of your Policy. For a given initial premium you may choose your initial face amount. The minimum face amount is the amount which will provide a guarantee period for the insured’s entire life. The maximum face amount is the amount which will give you the minimum guarantee period we require for the insured’s age, sex, and underwriting class. As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.
Making Additional Payments
After the end of the “free look” period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit a form when you make additional payments.
If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the BlackRock Money Market Portfolio on the next business day after we receive it. Once we complete the underwriting and accept the payment, we will allocate the payment either according to your instructions or, if you do not give us instructions, proportionately to the investment base in the Policy’s investment divisions.
Effect of Additional Payments
Currently, we will accept any additional payment not requiring evidence of insurability the day we receive it in good order at our Service Center. On the date we accept an additional payment we will:
•	increase the Policy’s investment base by the amount of the payment; and

•	increase the deferred policy loading (see “Charges and Deductions — Charge Deducted from the Investment Base”).
If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in Policy values as described above. If mandated under applicable law, we may be required to reject a payment.
As of the policy processing date on or next following our receipt and acceptance of an additional payment at our service center (in good order), we will reflect the payment in the calculation of the variable insurance amount (see “Death Benefit — Variable Insurance Amount”) and increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured’s lifetime or any subsequent additional payment will be used to increase the Policy’s face amount.

If the insured dies after we receive and accept an additional payment and before the next policy processing date, we will pay the beneficiary the larger of:
•	The amount of the death benefit we calculate as of the prior policy processing date plus the amount of the additional payment; and

•	The cash surrender value as of the date we receive and accept the additional payment at our service center (in good order) multiplied by the net single premium factor as of such date (see “Death Benefit — Net Single Premium Factor”).

We will reduce the death benefit by any loan debt and any overdue charges if the Policy is in a grace period.
Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made first as a loan repayment and we will return any excess amount to you. (See “Loans.”)
Investment Base Allocations
Investment Base Allocation During the “Free Look” Period
We will place the single premium you submit with your application in the investment division investing in the BlackRock Money Market Portfolio as of the business day we receive the payment at our Service Center. Your application sets forth this designation. We will not make an allocation change during the “free look” period. We will reallocate the investment base to the investment divisions you’ve selected. You may invest in up to five of the investment divisions at any time.
Changing Your Investment Allocations
You may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We will notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. To change your investment base allocation, please call or write our Service Center. Any change in investment base allocation will be effective at the end of the business day on which we receive your request in good order at our Service Center. A dollar cost averaging feature is also available. (See “Reallocations.”)
Trust Allocations
If your investment base is in any of the Trusts, we will notify you 30 days before that Trust matures. Tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you do not tell us, we will move the proceeds to the investment division investing in the BlackRock Money Market Portfolio, and it will not count as one of the five reallocations permitted in a policy year. When we receive a request for reallocation, units of a specific Trust may no longer be available. Should this occur, we will attempt to notify you immediately so that you can change the request.
Policy Values

Separate Account Index
Each investment division has a distinct unit value (also referred to as “price” or “separate account index” in reports we furnish to you). When you allocate your payments or investment base to an investment division (for example, due to a reallocation), we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When you transfer or deduct amounts out of an investment division (for example, due to a surrender or reallocation), we redeem units in a similar manner.
When we establish an investment division, we set an initial value for the separate account index (usually $10.00). The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period, of the Fund portfolio or Trust unit in which the investment division invests, and equals the index for the preceding valuation period multiplied by the experience factor for the current period.

The experience factor for an investment division’s valuation period reflects the investment experience of the portfolio in which the division invests as well as the charges assessed against the division. The factor is calculated as follows:
(1)	We take the net asset value as of the end of the current valuation period of the portfolio in which the division invests.

(2)	We add to (1) the amount of any dividend or capital gains distribution declared during the current valuation period for the investment portfolio. We subtract from that amount a charge for our taxes, if any.

(3)	We divide (2) by the net asset value of the portfolio at the end of the preceding valuation period.

(4)	We subtract a charge not to exceed the mortality and expense risk charge for each day in the valuation period.

(5)	For divisions investing only in the Trusts, we subtract an additional charge not to exceed the daily Trust Charge for each day in the valuation period.
Calculations for investment divisions investing in the Funds are made on a per share basis. Calculations for investment divisions investing in the Trusts are on a per unit basis.
Investment Base
A Policy’s investment base is the sum of the amounts invested in each of the investment divisions. We adjust the investment base daily to reflect the investment performance of the investment divisions you’ve selected.
Certain charges and policy loans decrease the investment base. (See “Charges and Deductions — Charges Deducted from the Investment Base” and “Loans.”) Loan repayments and additional payments increase it. You may elect in writing from which investment divisions loan collateral is taken and to which investment divisions loan repayments and additional payments are added. If you do not make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions you have selected.
Cash Surrender Value
The cash surrender value may increase or decrease on any day, depending on the investment results for the investment divisions, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions. No minimum amount is guaranteed.
We calculate the cash surrender value as follows:
On the Policy Date
The cash surrender value equals the investment base plus any loan debt less the deferred policy loading not yet collected.
On Each Subsequent Policy Processing Date
The cash surrender value equals the investment base plus any loan debt, less the deferred policy loading not yet collected. On a policy processing date other than a policy anniversary, we also subtract the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year).

On a Date During a Policy Processing Period
The cash surrender value equals the investment base plus any loan debt as of such date, less the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year), less the deferred policy loading not yet collected, less the pro-rata mortality cost since the last policy processing date, and less any administrative and other fees that would otherwise be deducted on the next policy processing date.
Net Cash Surrender Value
The net cash surrender value equals cash surrender value less any loan debt.
Tabular Value
The tabular value is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments, loading, and guarantee period (based on a 4% interest rate per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.
Charges and Deductions

We deduct the charges described below to cover services and benefits we provide, costs and expenses we incur, and risks we assume under the Policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. For example, the sales load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge and mortality cost, in part to cover such expenses. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	•	the death benefit, surrender and loan benefits under the Policy
	•	investment options, including investment allocations
	•	administration of elective options
	•	the distribution of reports to policy owners

Costs and expenses we incur:	•	costs associated with processing and underwriting applications, and issuing and administering the Policy
	•	overhead and other expenses for providing services and benefits
	•	sales and marketing expenses
	•	other costs of doing business, such as collecting payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risks we assume include but are not limited to:	•	that the mortality cost charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate
	•	that the costs of providing the services and benefits under the Policy exceed the charges we deduct
Charges Deducted from the Investment Base
Deferred Policy Loading
We assess a deferred policy loading of 7% of each payment made in the first year, and 6.5% of each payment made after the first year. Because the deferred policy loading is a percentage of each payment made, the greater the amount and frequency of payments you make, the greater the amount of the charge we will assess.
The deferred policy loading consists of a sales load, first year administrative expense (not assessed against additional payments we receive after the first policy year), and a premium tax charge.

Sales Load. The sales load is equal to a maximum of 4.0% of the single premium and any additional payments. It compensates us for sales expenses. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.
First Year Administrative Expense. The first year administrative expense is equal to a maximum of 0.5% of the single premium and any additional payments we receive in the first policy year. It compensates us for the expenses associated with issuing the Policies. We may reduce the first year administrative expense if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.
We currently do not make any charges for administrative expenses beyond the first year. We will not impose any in the future.
Premium Tax Charge. The state premium tax charge is equal to 2.5% of the single premium and any additional payments.
Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments (of 0.70% of each payment we receive during the first policy year and 0.65% of each payment thereafter) on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.
Mortality Cost (Cost of Insurance)
We deduct a mortality cost, calculated as of the previous policy processing date, from the investment base on each policy processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage on the insured. The charge depends on a number of variables (e.g., the insured’s underwriting class, sex (except for Montana and Massachusetts), attained age, and the Policy’s net amount at risk) that will cause it to vary from Policy to Policy and from month to month. We assess the mortality cost charge until the insured’s attained age 100.
The mortality cost is equal to:
➢	the current cost of insurance rate; multiplied by

➢	the Policy’s net amount at risk.
Current mortality costs also include a flat fee component. We base the cost of insurance rates on each insured’s underwriting class, sex, and attained age.
The net amount at risk may increase or decrease depending on the investment experience of the portfolios in which you are invested, any additional payments you make, the fees and charges deducted under the Policy, Policy riders, and any Policy transactions (such as loans). Therefore, mortality cost charges can increase or decrease.
Current mortality rates may be equal to or less than the guaranteed mortality rates. For insureds age 20 and over, current mortality rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured. Mortality rates are generally higher for male insureds than for female insureds of the same age and underwriting class, and ordinarily increase with age.

We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in the Policy. We use the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table) for Policies underwritten on a medical basis and the 1980 Commissioners Extended Term Mortality Table (1980 CET Table) for Policies underwritten on a simplified basis to determine these maximum rates if the Policies are issued on insureds in a standard or non-smoker underwriting class. For Policies issued on substandard basis we use a multiple of the 1980 CSO Table. The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest. Even though we can charge up to the 1980 CET Table, the current mortality rates we use for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.
To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent:
•	we ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class, or

•	the insured is underwritten under the simplified method but is not in the non-smoker class.
During the period between policy processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis.
During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting, in our calculation, the tabular value for the cash surrender value in determining the net amount at risk, and multiplying the net amount at risk by the guaranteed maximum mortality rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that we would have otherwise deducted.

Reallocation Charges
We currently allow you to change investment allocations as often as you wish without charge. However, we may deduct reallocation charges from your investment base if you change your investment base allocation more than five times per policy year. If we impose this charge, it will equal $25.00 for each allocation change you make during a policy processing period that exceeds five for the policy year. We will deduct this charge, which compensates us for the cost of processing the reallocations, on the policy processing date on or next following the reallocation.
Net Loan Cost
On each policy anniversary, if there has been any loan debt during the prior year, we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For each of the first ten policy years, the net loan cost equals 0.75% of the loan debt on the previous policy anniversary (taking into account any loans and repayments since then). After the first ten policy years, the net loan cost equals 0.60%. We will not increase the net loan cost. We take the net loan cost into account in determining the net cash surrender value of the Policy if the date of surrender is not a policy anniversary.
Charges to the Separate Account
Mortality and Expense Risk Charge
Each day we deduct an asset charge from each division of the Separate Account to cover our mortality, expense, and guaranteed benefits risks. The total amount of this charge is equivalent to 0.60% annually at the beginning of the year.
•	The mortality risk is the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned.

•	The expense risk is the risk we assume that it will cost us more to issue and administer the Policies than expected.

•	The guaranteed benefits risks are the risks we assume for potentially unfavorable investment results. One risk is that the Policy’s net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see “Mortality Cost (Cost of Insurance)” above).
If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.
Charges to Divisions Investing in the Trusts
We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge paid to the principal underwriter of the Policies, Transamerica Capital, Inc., when units are sold to the Separate Account. The trust charge is currently equivalent to 0.34% annually at the beginning of the year. We may increase it, but it will not exceed 0.50% annually at the beginning of the year. The charge is based on cost with no expected profit. We assess this charge in addition to the mortality and expense risk charge.

Rider Charges
We will deduct a charge if you add certain riders to your Policy. Each rider charge is summarized in the Fee Table in this Prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive.
Portfolio Expenses
The value of the net assets of each investment division is reduced by the investment management fees and other expenses incurred by the corresponding portfolio in which the investment division invests. You pay these fees and expenses indirectly. See the table of Annual Portfolio Operating Expenses in this Prospectus and the Funds’ and Trusts’ prospectuses for further information on these fees and expenses.
Death Benefit

Death Benefit Proceeds
As long as the Policy is in force, we will determine the amount and pay the death benefit proceeds to the beneficiary when we receive all information needed to process the death benefit claim, including due proof of the insured’s death, in good order at our service center. When we first receive reliable notification of the insured’s death by a representative of the policy owner or the insured, we may transfer the investment base to the division investing in the BlackRock Money Market Portfolio, pending payment of death benefit proceeds.

Death benefit proceeds equal:	•	the death benefit, which is the larger of the current face amount and the variable insurance amount (see below); less
	•	any loan debt; and less
	•	any overdue charges if the Policy is in a grace period (see “Policy Termination — When the Guarantee Period is Less Than for Life”).
The values used in calculating the death benefit proceeds are as of the date of death. The death benefit will never be less than the amount required to keep the Policy qualified as life insurance under Federal income tax laws.
The amount we pay on death will be greater when we receive and accept an additional payment during a policy processing period and the insured dies prior to the next policy processing date. (See “Premiums — Making Additional Payments.”)
We may further adjust the amount of the death benefit proceeds if: (1) we contest the validity of a Policy; (2) we contest the amount of the death benefit; (3) the insured commits suicide; or (4) the age or sex of the insured is stated incorrectly in the application.
Variable Insurance Amount
We determine the variable insurance amount on each policy processing date by multiplying the cash surrender value by the net single premium factor. Depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions, the cash surrender value, and thus the variable insurance amount may go up or down. The death benefit will be the greater of the variable insurance amount and the face amount, less applicable charges.

Net Single Premium Factor
The net single premium factor is based on the insured’s sex, underwriting class, and attained age on the policy processing date. It decreases as the insured’s age increases. As a result, the variable insurance amount will decrease in relationship to the Policy’s cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. Your Policy contains a table of net single premium factors as of each anniversary.
TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
ON POLICY ANNIVERSARIES

Standard-Simplified Issue			Standard Medical Issue
Attained			Attained
Age	Male	Female	Age	Male	Female
5	8.61444	10.08769	5	10.26605	12.37298
15	6.45795	7.65253	15	7.41158	8.96292
25	4.89803	5.70908	25	5.50384	6.48170
35	3.59024	4.18342	35	3.97197	4.64894
45	2.62620	3.06419	45	2.87749	3.36465
55	1.97694	2.29528	55	2.14058	2.48940
65	1.55349	1.75357	65	1.65786	1.87562
75	1.28954	1.38615	75	1.35394	1.45952
85	1.14214	1.17173	85	1.18029	1.21265
Payment of Death Benefit Proceeds
We will generally pay the death benefit proceeds to the beneficiary within seven days after we receive all the information needed to process the death benefit claim in good order at our Service Center.
We may delay payment, however, if: (1) we are contesting the Policy or the death benefit; (2) the insured has committed suicide; (3) the insured’s age or sex has been stated incorrectly in the application; or (4) any of the circumstances described in “When We Make Payments” occur.
We will add interest from the date of the insured’s death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.
Income Plans
We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a Separate Account. You may choose one or more income plans at any time during the insured’s lifetime. If you haven’t selected a plan, when the insured dies the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the Policy for its net cash surrender value, you also may choose one or more income plans for payment of the proceeds.
We need to approve any plan where any income payment would be less than $100. Income plans include:
•	Annuity Plan. An amount can be used to purchase a single premium immediate annuity.

•	Interest Payment. You can leave amounts with us to earn interest at an annual rate of at least 3%.

•	Income for a Fixed Period. We make payments in equal installments for up to 30 years.

•	Income for Life. We make payments in equal monthly installments as long as the named person is living. Other payment schedules may be available on request. Payments end completely when the named person dies.

•	Income for Life with a Fixed Period. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

•	Income of a Fixed Amount. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

•	Joint Life Income. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, we make full payments. If one dies, we make payments of at least two-thirds of the full amount. Payments end completely when both named persons die.

•	Joint Life Income with a Fixed Period. We make payments in monthly installments until the death of both named persons or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.
Under the Income for Life and Joint Life Income Options, our Policy obligation may be satisfied with only one payment if afterward the named person or persons dies. In addition, once in effect, some of the income plans may not provide any surrender rights.
Even if the death benefit under the Policy is excludible from income, payments under the income plan options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the income plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the income plans.
Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available. The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state. The charge for these benefits, if any, is described in the “Fee Table.”
Single Premium Immediate Annuity Rider.  If your state allows, you may have added a Single Premium Immediate Annuity Rider (“SPIAR”) to your Policy. This rider provides you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we will pay the rider value in a lump sum to the beneficiary under the Policy. For tax purposes, this payment will not be considered part of the life insurance death benefit.

•	If you surrender the rider before the end of the period, we will pay you the rider value over five years or apply it to a lifetime income for you, as you choose.

•	If you are not the insured and you die before the income period ends, we will pay the remaining payments to the new policy owner.

•	If you change the policy owner of the Policy, we will change the policy owner of the SPIAR to the new owner of the Policy.

•	If the Policy ends because the insured dies (where you are not the insured), because we terminate the Policy, or because you’ve cancelled it for its net cash surrender value, we will continue the annuity under the same terms but under a separate written agreement. You can also choose one of the options available upon surrender of the rider.

•	The rider will not have any effect on your Policy’s loan value.

•	We hold the reserves for this rider in our general account.

•	If you pledge, assign, or gift a Policy with a SPIAR, you may have tax consequences. We advise you to consult your tax advisor prior to effecting an assignment, pledge or gift of such a Policy.
Change of Insured Rider.  This rider gives you the right to change the insured once each policy year as of a policy processing date. A change of insured is a taxable event.

Surrenders

You may cancel the Policy at any time while the insured is living and receive the net cash surrender value in a lump sum or under an income plan. (See “Death Benefit—Income Plans” above.) You must make the request in writing in a form satisfactory to us, and return the Policy to our Service Center. The surrender will take effect on the date the Policy and the request are sent to us. All rights to the death benefit will end on the date you send the written request to us. We will determine the net cash surrender value as of the date we receive the Policy and the signed request in good order at our Service Center. Canceling the Policy may have tax consequences. (See “Tax Considerations.”)
You may not make partial withdrawals under the Policy.
When We Make Payments

We generally pay death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation within seven days after our Service Center receives, in good order, all the information needed to process the payment. However, we may delay payment if it isn’t practical for us to value or dispose of Trust units or Fund shares because:
•	the New York Stock Exchange (“NYSE”) is closed;

•	trading on the NYSE is restricted;

•	the SEC declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

•	the SEC by order so permits for the protection of policy owners.
If you have submitted a recent check or draft, we have the right to defer payment of death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation until such check or draft has been honored.
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a current policy owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, surrenders, death benefits, loans, and income plan payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Policy to government regulators.

Reallocations

Reallocating the Investment Base
You or your registered representative of record can reallocate your investment base among the investment divisions in the Separate Account. You will be bound by any reallocations made by your registered representative. We determine the amount that you have available for reallocation at the end of the valuation period when we receive your reallocation request in good order at our Service Center. We may, at any time, discontinue reallocation privileges, modify our procedures, or limit the number of reallocations we permit. The following features apply to reallocations under the Policy.

•	Currently, you may change investment allocations as often as you wish. However, we reserve the right to limit the number of changes permitted to 5 or more each policy year.

•	We currently do not, but reserve the right to, assess a charge for each reallocation in excess of five per policy year.

•	You can make requests to reallocate your investment base either by making a written request, in good order, to, or by calling or by facsimile to, our Service Center. Please note: Certain investment divisions of the Separate Account have similar names; it is important that you state or write the full name of the investment division to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the correct investment division.

•	There is no minimum amount that must be reallocated.

•	There is no minimum amount that must remain in an investment division of the Separate Account after a reallocation.

•	We consider all reallocations made in any one day to be a single reallocation.

•	Reallocations under dollar cost averaging do count as reallocations for the purpose of assessing any charge for reallocations.

We will process any reallocation order that is received in good order in writing or by facsimile or by telephone at our Service Center before the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) using the investment division unit value next determined at the end of that session of the New York Stock Exchange. If we receive the reallocation order after the New York Stock Exchange closes, then we will process the order using the investment division unit value determined at the close of the next regular business session of the New York Stock Exchange.
You can reallocate your investment base either in writing in a form satisfactory to us or by telephone. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We may assess a charge for each allocation change in excess of five per policy year. If you request the reallocation by telephone, you must give your personal identification code as well as your Policy number. We will give a confirmation number over the telephone and then follow up in writing.
We will process each reallocation at the unit values next determined after we receive the reallocation request.

Disruptive Trading
Frequent or short-term transfers among investment divisions, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by policy owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a policy owner among the investment divisions may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other policy owners and other persons who may have an interest in the Policy (e.g., beneficiaries). In order to try to protect our policy owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of a particular investment division made by policy owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.
Our policies and procedures may result in restrictions being applied to policy owners who are found to be engaged in disruptive trading activities. Policy owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” policy owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the policy owner in writing of the restrictions that will apply to future transfers under a Policy. Currently, our restrictions require such policy owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We also require that the policy owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one policy owner;

•	limiting the dollar or percentage of investment base value that may be transferred among the investment divisions at any one time; and

•	imposing a redemption fee on certain transfers.
Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect policy owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner’s future transfers.
We may also restrict the transfer privileges of others acting on your behalf, including your Financial Advisor. Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all policy owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other policy owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus policy owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Policy may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual policy owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific policy owners who violate the disruptive trading polices established by the Fund.
Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.
Policy owners and other persons with interests in the Policies also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.
In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging
The Policy offers an optional transfer feature called Dollar Cost Averaging (“DCA”). This feature allows you to make automatic monthly transfers from the BlackRock Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.
The DCA feature is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected divisions each month, the DCA feature allows you to purchase more units of a division when prices are low and fewer units when prices are high. Therefore, you may achieve a lower average cost per unit over the long term. However, it is important to understand that a DCA feature does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA feature, you should have the financial ability to continue making transfers through periods of fluctuating markets.
You can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the BlackRock Money Market investment division is zero. While the DCA program is in place any amount in the BlackRock Money Market investment division is available for transfer.
Minimum Amounts
To elect DCA, you need to have a minimum amount in the BlackRock Money Market investment division. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.
Should the amount in your BlackRock Money Market investment division be less than the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your BlackRock Money Market subaccount has dropped below the selected monthly transfer amount. If you do not specify a duration or the specified duration has not been reached and the amount in the BlackRock Money Market investment division is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.
When We Make DCA Transfers
After we receive your request in good order at our Service Center, we will make the first DCA transfer on the following monthiversary date. We will make additional DCA transfers on each subsequent monthiversary. We do not charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

Loans

Policy Loans
You may use the Policy as collateral to borrow funds from us. You may borrow from the cash surrender value up to the loan value of your Policy. The minimum loan is $1,000 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it’s less than $1,000. You may repay all or part of loan debt any time during the insured’s lifetime while the Policy is in force. We will consider any payments you make as loan repayments unless the payments are clearly identified as additional premium payments. We do not assess a deferred policy loading to loan repayments. Each repayment must be for at least $1,000 or the amount of the loan debt, if less. Certain states will not permit a minimum amount that can be borrowed or repaid.
When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you do not specify, we will take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.
If your loan debt exceeds certain Policy values, we may terminate the Policy. (See “Policy Termination.”)

Requesting a Loan
You may request a loan in writing or, if all required forms are on file with us, by telephone. Once our Service Center receives the authorization, you can call our Service Center, give your Policy number, name and personal identification code, and tell us the loan amount and the divisions from which the loan should be taken.
Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request in good order.
Effect on Death Benefit and Cash Surrender Value
Whether or not you repay loan debt, taking a loan will have a permanent effect on a Policy’s cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken.
We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. A Policy loan also may have possible adverse tax consequences. You should consult a tax adviser before taking out a Policy loan.
Loan Value
The loan value of a Policy equals:
•	75% of the Policy’s cash surrender value during the first three years; or

•	90% of the Policy’s cash surrender value after the first three years.
In certain states, the loan value may differ from that above for particular years. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt.
Interest
While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. If you do not pay the interest when due, it is treated as a new loan and we add it to the unpaid loan amount. Loan debt is considered part of cash surrender value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.
The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter.

Telephone Requests

A telephone request for a loan or a reallocation received before 4 p.m. (Eastern Time) generally will be processed the same day. A request received in good order at our service center at or after 4 p.m. (Eastern Time) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transactions.
We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.
Telephone, fax and online transactions may not always be available. Any telephone and computer systems, whether yours, your service provider’s, your Financial Advisor’s , or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative before 4:00 p.m. Eastern time, even if as a result of our delay in receiving your transaction request, we will treat that request as having been received on the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or inquiry in writing.
You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or someone authorized by you.
Policy Termination

Guarantee Period
Generally, during the guarantee period, we guarantee the Policy will remain in effect and provide the death benefit regardless of investment performance, unless loan debt exceeds the larger of the cash surrender value and the tabular value. (See “Loans” for an explanation of how any loan debt affects the Policy’s value.) A guarantee period may last for the insured’s lifetime or a shorter period. The chart below shows how the face amount of your Policy (assuming the same premium) affects the guarantee period.
INSURED MALE AGE 60
INITIAL PREMIUM 100,000

Face
Length of Guarantee Period (Years)	Amount
5	$1,103,366
10	512,940
20	240,607
30	164,843
Insured’s lifetime	162,034
If the loan debt exceeds the larger of the cash surrender value and the tabular value, we will mail you a notice of our intent to cancel the Policy, specifying the minimum repayment amount. We will cancel the Policy 61 days after we mail this notice unless we have received (at our service center) at least the minimum repayment amount specified in the notice. We will treat any payment in excess of the overdue charges as an additional payment. (See “Effect of Additional Payments.”) Depending upon the investment performance of the divisions and the amounts you borrow, loans may cause the Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. (See “Tax Considerations.”)

When the Guarantee Period is Less Than for Life
After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date will not cover the charges due. (See “Charges and Deductions – Charges Deducted from the Investment Base.”)
We will notify you before canceling the Policy. You will then have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. If we haven’t received the required payment by the end of this grace period, we will cancel the Policy. We will treat any excess payment above the overdue charges as an additional payment.
Reinstatement
If we cancel a Policy, you may reinstate it while the insured is still living if:
•	You request the reinstatement within three years after the end of the grace period;

•	We receive satisfactory evidence of insurability (at our service center); and

•	You pay a premium that is sufficient to give you a guarantee period of at least five years from the reinstated Policy’s effective date.
We will treat your premium payment as an additional payment requiring underwriting.
The effective date of a reinstated Policy is the policy processing date on or next following the date the reinstatement application is approved.

Maturity Proceeds
We will terminate the Policy on the policy anniversary nearest the insured’s 100th birthday. We will pay you the net cash surrender value, provided the insured is still living at that time and the Policy is in effect.
Tax Considerations

Introduction
The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation will not change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.
Tax Status of the Policy
In order to qualify as a life insurance contract for Federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the Policy.
Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:
•	the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

•	the policy owner should not be considered in constructive receipt of the Policy’s cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.
We have reserved the right to make changes in the Policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see “The Policy – Policy Changes (Applicable Federal Tax Law)”).
Diversification Requirements
IRC section 817(h) and the regulations under it provide that separate account investments underlying a policy must be “adequately diversified” for it to qualify as a life insurance policy under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.
In certain circumstances, owners of variable life policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the policies do not give policy owners investment control over variable account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the variable account assets supporting the Policy.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Policy Loans
In general, any interest paid on policy loans will not be tax-deductible. Before taking out a policy loan, a policy owner should consult a tax advisor as to the tax consequences. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.
Tax Treatment of Policy Loans and Other Distributions
Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs. A MEC is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid MEC treatment.
Loans from, as well as collateral assignments of, MECs will be treated as distributions to the policy owner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the Policy immediately before the distribution.
The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from MECs to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2 because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.
These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if a material change is made in the Policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your Policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy’s current tax treatment.
If you do preserve your Policy’s current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a Policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the Policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.
If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
If there is any borrowing against your Policy, whether a MEC or not, the interest paid on loans is not tax deductible.
Any Policy received in exchange for a MEC is considered a MEC.
Aggregation of Modified Endowment Contracts
In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a Policy that is treated as a MEC, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if we or any of our affiliates issue to the same policy owner more than one MEC during a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all such contracts will be aggregated and attributed to that distribution.

Taxation of Single Premium Immediate Annuity Rider
If the Single Premium Immediate Annuity Rider (“SPIAR”) was added to the Policy at issue to make the payments on the Policy, a portion of each payment from the annuity will be includible in income for Federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by us under the annuity.
If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by us, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.
Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.
Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policy owners or beneficiary.
The SPIAR does not exist independently of a Policy. Accordingly, there are tax consequences if a Policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a Policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the Policy.
Other Transactions
Changing the policy owner or the insured may have tax consequences. According to Section 1035(a)(1) of the Code, exchanging the Policy for another involving the same insured will have no tax consequences if there is no loan debt and no cash or other property is received. In addition, exchanging the Policy for more than one policy, or exchanging the Policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a MEC. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.
In addition, the Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.
Ownership of Policies by Non-Natural Persons
The above discussion of the tax consequences arising from the purchase, ownership, and transfer of the Policy has assumed that the owner of the Policy consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans.
Non-Individual Owners and Business Beneficiaries of Policies
If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
Employer-Owned Life Insurance Contracts
Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner’s estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner’s estate upon the policy owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.
During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.
The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements
The IRS and the Treasury Department has issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional payments with respect to such arrangements.
Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Foreign Tax Credits
To the extent that any Fund or the Trusts makes the appropriate election, certain foreign taxes paid by the Funds or the Trusts will be treated as being paid by us, which may allow us to deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the policy owners.
Alternative Minimum Tax
There also may be an indirect tax upon the income in the Policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if you are subject to that tax.
Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the policy.
We do not make any guarantee regarding the tax status of any policy or any transaction regarding the policy.
The above discussion is not intended as tax advice. For tax advice you should consult a competent tax advisor. Although this tax discussion is based on our understanding of Federal income tax laws as they are currently interpreted, we can’t guarantee that those laws or interpretations will remain unchanged.

Our Income Taxes
Federal Income Taxes. We do not expect to incur any Federal income tax liability that would be chargeable to the Separate Account. As a result we do not currently deduct charges for Federal income taxes from the Separate Account.
Changes in Federal tax treatment of variable life insurance or in our tax status may mean that we will have to pay Federal income taxes chargeable to the Separate Account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.
Any tax charges we impose will not apply to Policies issued in connection with qualified pension arrangements.
State and Local Income Taxes. Under current laws, we may incur state and local income taxes (in addition to premium taxes) in several states, although these taxes are not significant. If the amount of these taxes changes substantially, we may make charges to the Separate Account.
Additional Information

Assignment of the Policy
You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership of the Policy, but your rights and those of any beneficiary you name are subject to the terms of the assignment. You must provide us with written notice, in good order to our Service Center, to make or release an assignment. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We are not responsible for the validity of any assignment.
Sending Forms and Transaction Requests in Good Order
     We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our Service Center (or our website, as appropriate). “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or by telephone [or facsimile, or electronically, as appropriate]), along with all forms, information and supporting legal documentation [(including any required spousal or joint owner’s consents)] we require in order to effect the transaction.  To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
Selling the Policy
We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Policies. Distributor offers the Policies through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents. The Policies are not currently offered for sale to the public.
We pay commissions to the Merrill Lynch Life Agencies for sales of the Policies by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Policies, and the Distributor pays the Financial Advisors and insurance specialists a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Policies. Each insurance specialist provides training and market support to Financial Advisors in a specific geographic region and is compensated based on sales of the Policies in that region.
The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 7% of each premium and 0.10% of the investment base. The maximum commission payable to Financial Advisors for Policy sales is 3.10% of premium and 0.13% of investment base. The maximum amount of compensation that may be paid to the insurance specialists is 1.2% of each premium.

Ask your Financial Advisor for further information about the compensation your Financial Advisor and the selling firm that employs your Financial Advisor may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interest that such arrangements may create.
Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Insurance specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

Legal Proceedings
There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Financial Statements
Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policy. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Service Center.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this Prospectus.
attained age: is the issue age of the insured plus the number of full years since the policy date.
business day: is any day the New York Stock Exchange is open or there’s enough trading in portfolio securities to materially affect the unit value of an investment division.
cash surrender value: is equal to the cash value less the deferred policy loading not yet collected and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted.
cash value: is equal to the investment base plus any loan debt.
code: is the Internal Revenue Code of 1986, as amended.
face amount: is the minimum death benefit as long as the Policy remains in force. The face amount may increase as a result of an additional payment.
Financial Advisors: are registered representatives of Merrill Lynch Pierce Fenner & Smith Incorporated who are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as insurance agents of Merrill Lynch Life Insurance Company.
FINRA: is the Financial Industry Regulatory Authority (formerly, NASD).
guarantee period: is the time we guarantee that the Policy will remain in force regardless of investment experience, unless loan debt exceeds certain Policy values. It is the period that a comparable fixed life insurance policy (same face amount, premium payments, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.
investment base: is the amount available under a Policy for investment in the Separate Account at any time.
issue age: is the insured’s age as of his or her birthday nearest the policy date.
loan debt: is the sum of all outstanding loans on a Policy plus accrued interest.
monthiversary: is the same day each month as the policy date.
net amount at risk: is the difference between the death benefit and the cash surrender value adjusted for interest at 4% per year.
net cash surrender value: is equal to cash surrender value less any loan debt.
net single premium factor: We use this factor in the calculation of the variable insurance amount to make sure that the Policy always meets the guidelines of what constitutes a life insurance policy under the Code.
policy date: is used to determine policy processing dates, policy years, and policy anniversaries. It is usually the business day next following the receipt of the single premium at our Service Center.
policy processing dates: are the policy date and the first day of each policy quarter thereafter. Policy processing dates after the policy date are the days when we deduct charges from the investment base and redetermine the death benefit.
portfolio: a separate investment portfolio of a Fund. Each investment division of the Separate Account invests exclusively in shares of a designated portfolio. The term “portfolio,” as used in this Prospectus, also refers to the units of the Trusts.
processing period: is the period between consecutive policy processing dates.
tabular value: is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments loading, and guarantee period (based on a 4% interest per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.
valuation period: is the period of time over which we determine the change in the value of the investment divisions of the Separate Account. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. ET on each valuation date) and ends at the close of normal trading on the New York Stock Exchange on the next valuation date.

Table of Contents for the Statement of Additional Information

Additional Policy Information	2
The Policy	2
Incontestability	2
Payment in Case of Suicide	2
Misstatement of Age or Sex	2
Dividends	2
Group or Sponsored Arrangements	2

More Ownership Rights	3
Changing the Policy Owner	3
Assigning the Policy as Collateral	3
Naming Beneficiaries	3
Changing the Insured	3

Assumption of Previously Issued Policies and Subsequent Merger	4

Illustrations	4

Performance Data	4
Hypothetical Illustrations	4
Yields and Total Returns	4
BlackRock Money Market Investment Division Yields	5
Total Returns	6

Other Information	7
Selling the Policy	7
Services Arrangement	7
Keep Well Agreement	7
Reports to Policy Owners	7
Modifying Administrative Procedures	8
Signature Guarantees	8
Personal Identification Code	8
Unisex Legal Considerations	8
State Regulation	8
Experts	9
Legal Matters	9
Reinsurance	9

Financial Statements	9
Financial Statements of Merrill Lynch Life Variable Life Separate Account II	S-1
Financial Statements of Merrill Lynch Life Insurance Company	G-1

The Statement of Additional Information dated the same date as this Prospectus contains additional information about the Policy and the Separate Account, including more information concerning compensation paid for the sale of the Policies. The Statement of Additional Information is not a prospectus, and should be read together with this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus.
You can obtain the Statement of Additional Information, personalized illustrations of death benefits, investment base, and cash surrender values, and other information about the Policy at no cost by writing to our Service Center at the address shown on the front cover of this Prospectus or by calling 1-800-354-5333.
The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. More information about us and the Policy (including the Statement of Additional Information) also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Statement of Additional Information
for the
Single Premium Variable Life Insurance Policy
Issued Through
Merrill Lynch Life Variable Life Separate Account II
Issued by
Merrill Lynch Life Insurance Company
Home Office:
Little Rock, Arkansas 72201
Service Center:
4802 Deer Lake Drive East
Jacksonville, Florida 32246
1-800-354-5333
This Statement of Additional Information contains additional information regarding the single premium variable life insurance policy (the “Policy”) issued by Merrill Lynch Life Insurance Company (“we,” “our,” or “us”). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for your Policy, dated May 1, 2009, and the prospectuses for the Funds and the Trusts. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.
Terms used in this Statement of Additional Information have the same meanings as in the prospectus for the Policy. No information is incorporated by reference into this Statement of Additional Information.
The date of this Statement of Additional Information is May 1, 2009.

1

Additional Policy Information
The Policy
The Policy is a contract between its policy owner and us. We provide insurance coverage and other benefits as stated in the Policy. We do this in return for a completed application and payment of a single premium. Whenever we use the word Policy, we mean the entire contract. The entire contract consists of the Policy, the attached copy of the initial application, all subsequent applications to change the Policy, and any riders or endorsements that add provisions or change the terms of the Policy.
Incontestability
We will rely on statements made in the applications. Legally they are considered representations, not warranties. We can contest the validity of a Policy if any material misstatements are made in the application. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.
We won’t contest the validity of a Policy after it has been in effect during the insured’s lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured’s lifetime for two years from the date we received and accepted the payment.
Payment in Case of Suicide
If the insured commits suicide within two years from the Policy’s issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made. If the insured commits suicide within two years of any date we receive and accept an additional payment, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment. The death benefit will be reduced by any loan debt.
Misstatement of Age or Sex
If an age or sex stated in the application is wrong, it could mean that the face amount, guarantee period, or any other Policy benefit is wrong. We will pay what the premium would have bought for the true age or sex assuming the same guarantee period.
Dividends
The Policy is non-participating. This means that it doesn’t provide for dividends. Investment results under the Policy is reflected in benefits.
Group or Sponsored Arrangements
For certain group or sponsored arrangements, we may reduce the sales load, first-year administrative expense, mortality cost, and the minimum payment, and may modify underwriting classifications.
Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees on an individual basis.
Our costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Policy is purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.
We make any reductions according to rules in effect when an application for a Policy or additional payment is approved. Our current rules call for reductions resulting in a sales load of not more than 3% of the premium. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

2

More Ownership Rights
The policy owner may exercise certain rights under the Policy, including the following.
Changing the Policy Owner
During the insured’s lifetime, you have the right to transfer ownership of the Policy. The new policy owner will have all rights and options described in the Policy. The change will be effective as of the date the notice is signed, but will not affect any payment we’ve made or action we’ve taken before our Service Center receives the notice of the change. Changing the policy owner may have tax consequences.
Assigning the Policy as Collateral
You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary’s rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.
Naming Beneficiaries
We will pay the primary beneficiary the death benefit proceeds of the Policy on the insured’s death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured’s estate.
You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.
You have the right to change beneficiaries during the insured’s lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when you exercise certain Policy rights and options. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we’ve made or action we’ve taken before our Service Center receives the notice of the change.
Changing the Insured
Subject to certain requirements, you may request a change of insured once each policy year. We must receive a written request signed by you and the proposed new insured. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the Policy cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the policy processing date on or next following the date of approval, provided the new insured is still living at that time and the Policy is still in force. A change of insured is a taxable event.
We will change the Policy as follows on the effective date:
•	the issue age will be the new insured’s issue age (the new insured’s age as of the birthday nearest the policy date);

•	the guaranteed maximum mortality rates will be those in effect on the policy date for the new insured’s issue age, sex and underwriting class;

•	we will deduct a charge for changing the insured from the Policy’s investment base on the effective date. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500;

•	the variable insurance amount will reflect the change of insured; and

•	the Policy’s issue date will be the effective date of the change.
We also may change the face amount or guarantee period on the effective date depending on the new insured’s age, sex and underwriting class.

3

Assumption of Previously Issued Policies and Subsequent Merger
Monarch Life Insurance Company (“Monarch”) originally issued the Policies. On November 14, 1990, we entered into an indemnity reinsurance and assumption agreement with Monarch and certain other Merrill Lynch insurance companies. Under this agreement, Tandem Insurance Group, Inc. (“Tandem”), one of the Merrill Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies Monarch issued through its Variable Account A, including the Policies described in this Prospectus. On October 1, 1991, Tandem was merged with and into us, and we succeeded to all of Tandem’s liabilities and obligations. Thus, we have all the liabilities and obligations under the Policies. All further payments made under the Policies will be made directly to or by us.
You have the same rights and values under your Policy as you did before the merger transaction. However, you will look to us instead of to Monarch or Tandem to fulfill the terms of your Policy. Pursuant to the reinsurance and assumption agreement, all the assets of Monarch’s Variable Account A relating to the reinsured Policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became our separate account.
Illustrations
We may provide illustrations for death benefit, investment base, and cash surrender value based on hypothetical rates of return that are not guaranteed. The illustrations also assume mortality costs for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your investment base will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy’s quarterly charges, the portfolios’ expense ratios, and your Policy loan history.
Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured’s issue age, face amount, underwriting class, payment amount(s) requested, and guarantee period. Illustrations requested prior to purchase will assume that the proposed insured is in a standard underwriting class. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a policy year.
Performance Data
Hypothetical Illustrations
In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, investment base, and cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.
The values we illustrate for death benefit, investment base, and cash surrender value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the portfolios.
Yields and Total Returns
From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the investment divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for an investment division are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. See the prospectuses for the Funds.

4

In advertising and sales literature, the performance of each investment division may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the investment divisions. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.
Advertising and sales literature also may compare the performance of each investment division to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices also may be used as sources of performance comparison.
We also may report other information, including the effect of tax-deferred compounding on an investment division’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from investment division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.
Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which an investment division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy values, and accumulated payments under your Policy.
BlackRock Money Market Investment Division Yields
The current yield of the investment division investing in the BlackRock Money Market Portfolio refers to the annualized investment income generated by an investment in this investment division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the investment division investing in the BlackRock Money Market Portfolio at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Policy that are attributable to the hypothetical account.
The effective yield of the investment division investing in the BlackRock Money Market Portfolio determined on a compounded basis for the same seven-day period also may be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in this investment division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

5

This investment division’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types and quality of portfolio securities held by the underlying portfolio, and the underlying portfolio’s operating expenses. During extended periods of low interest rates, the yields of the investment division investing in the BlackRock Money Market Portfolio (or any investment division investing in a money market portfolio) also may become extremely low and possibly negative. Yields on amounts held in this investment division also may be presented for periods other than a seven-day period.
Total Returns
The total return of an investment division refers to return quotations assuming an investment under a Policy has been held in the investment division for various periods of time including, but not limited to, a period measured from the date the investment division commenced operations. For periods prior to the date an investment division commenced operations, performance information for Policies funded by that investment division also may be calculated based on the performance of the corresponding portfolio and the assumption that the investment division was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the investment division from the beginning date of the measuring period to the end of that period.
Until an investment division has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the investment division’s inception. When an investment division has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the investment divisions may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the investment divisions, with the level of Policy charges currently in effect.
Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all policy owners, including the sales load, first year administrative expense, premium tax charge, mortality and expense risk charge, and trust charge (“Common Charges”). However, charges such as the mortality cost, which is based on certain factors, such as underwriting class, sex, attained age, and net amount at risk, and which therefore varies with each Policy, is not reflected in average annual total returns, nor are any charges that may be assessed upon reallocation, the taking of a Policy loan, or under a rider (“Non-Common Charges”). If non-common charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Policy, performance data for the investment divisions will be lower than performance data for their corresponding portfolios. The performance of an investment division will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the investment divisions for periods prior to the inception of the investment divisions. While we have no reason to doubt the accuracy of the figures provided by the Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.
From time to time, sales literature or advertisements also may quote average annual total returns for periods prior to the date an investment division commenced operations. This performance information for the investment divisions will be calculated based on the performance of the portfolios and the assumption that the investment divisions were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.
Performance for any given past period is not an indication or representation of future performance. The performance of each investment division will fluctuate on a daily basis.

6

Other Information
Selling the Policy
The Policies are not currently offered for sale to the public.
Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.).
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.
For the years ended December 31, 2008, 2007, and 2006, MLPF&S received $0, $767, and $762, respectively, in connection with the sale of the Policies.
Services Arrangement
We and our former parent, Merrill Lynch Insurance Group, Inc. (“MLIG”), are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to us, including services related to the Separate Account and the Policies. We reimburse expenses incurred by MLIG under this service agreement on an allocated cost basis. For the years ended December 31, 2008, 2007, and 2006, we paid fees under the agreement of $10.6, $27.0 million and $29.7 million, respectively.
Keep Well Agreement
On December 28, 2007, AEGON USA entered into a “keep well” agreement with Merrill Lynch Life. Under the agreement, so long as Merrill Lynch Life is a wholly owned subsidiary of AEGON USA, AEGON USA will ensure that Merrill Lynch Life maintains tangible net worth equal to at least $5 million. At December 31, 2007, the tangible net worth of Merrill Lynch Life was in excess $5 million. The agreement has a duration of three years so long as Merrill Lynch Life is a wholly owned affiliate of AEGON USA and it may be terminated by either party upon one year’s written notice. The agreement does not guarantee, directly or indirectly, any indebtedness, liability, or obligation of Merrill Lynch Life. Upon mutual consent of AEGON USA and Merrill Lynch Life, the agreement may be modified or amended in ways not less favorable to Merrill Lynch Life or its contract owners.
Reports to Policy Owners
After the end of each policy quarter, we will send you a statement showing the allocation of your investment base, death benefit, net cash surrender value, any loan debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the first day of the current policy quarter. The statement will show the amounts deducted from or added to the investment base during the policy quarter. The statement will also include any other information that may be currently required by your state.
You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit.
We also will send you semi-annual reports containing financial statements for the Separate Account and a list of portfolio securities of the Funds and the Trusts, as required by the 1940 Act.

7

Modifying Administrative Procedures
We reserve the right to modify or eliminate certain administrative procedures related to your Policy. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions, including surrenders.
Signature Guarantees
In order for you to make certain Policy transactions and changes, we may require that your signature be guaranteed. Your signature can only be guaranteed by a national bank or trust company (not a savings bank or Federal savings and loan association), a member bank of the Federal Reserve System, or a member firm of a national securities exchange.
Currently, we may require a signature guarantee on:
•	written requests for surrenders or Policy loans;

•	change of policy owner; and

•	multiple policy owner form.
Personal Identification Code
We will send you a four-digit personal identification code shortly after the Policy is placed in force and before the end of the “free look” period. You must give this number when you call the Service Center to get information about the Policy, to make a loan (if an authorization is on file), or to make other requests.
You should protect your personal identification code, because telephone transactions will be available to anyone who provides your personal information code. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.
Unisex Legal Considerations
In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.
The Policies described in this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisors before purchasing these Policies.
Montana prohibits the use of actuarial tables that distinguish between men and women in determining payments and Policy benefits for Policies issued on the lives of its residents. Therefore, Policies issued to residents of Montana have payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex. (Previously, certain Policies we issued on the lives of Massachusetts residents were also issued on a unisex basis.) You should consult the Policy.
State Regulation
We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the “Insurance Department”). We file a detailed financial statement in the prescribed form (the “Annual Statement”) with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine Policy liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

8

Experts
The financial statements of Merrill Lynch Life Insurance Company as of December 31, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report dated March 25, 2009 and the financial statements of Merrill Lynch Life Variable Life Separate Account II as of December 31, 2008, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report dated April 22, 2009, which reports are both incorporated by reference in the Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.
The financial statements of Merrill Lynch Life Insurance Company for the year ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 2, 2007, which report is incorporated by reference in the Prospectus and included in the Statement of Additional Information and has been so included and incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.
Legal Matters
Arthur D. Woods, Esq. Counsel of Merrill Lynch, has provided legal advice to us relating to certain matters under the federal securities laws.
Reinsurance
We have reinsured some of the risks assumed under the Policy.
Financial Statements
Our audited balance sheets as of December 31, 2008 and 2007, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008, as well as the Independent Registered Public Accounting Firms’ Reports, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.
The audited financial statements for the Separate Account as of December 31, 2008, and for the periods ended December 31, 2008 and 2007, as well as the Independent Registered Public Accounting Firms’ Reports, are also contained herein.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
Merrill Lynch Life Insurance Company
We have audited the accompanying statements of assets and liabilities of each of the investment divisions of the Merrill Lynch Life Variable Life Separate Account II (the “Separate Account”), comprised of BlackRock Money Market Portfolio, BlackRock Government Income Portfolio, BlackRock Total Return Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Balanced Capital Portfolio, BlackRock High Income Portfolio, BlackRock Global Allocation Portfolio, BlackRock Utilities and Telecommunications V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Global Growth V.I. Fund, BlackRock Balanced Capital V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Global Allocation V.I. Fund, AllianceBernstein VPS Large Cap Growth Portfolio, MFS® Growth Series, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, Roszel/Delaware Trend Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, 2008 Trust, 2009 Trust, 2010 Trust, 2011 Trust, 2013 Trust, 2014 Trust, and 2019 Trust, as of December 31, 2008, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the unit values footnote of Merrill Lynch Life Variable Life Separate Account II for each of the years ended December 31, 2006, 2005, and 2004. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for the Separate Account, is based solely on the report of the other auditors.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investment divisions owned as of December 31, 2008 by correspondence with the custodian. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.
In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of the investment divisions comprising the Merrill Lynch Life Variable Life Separate Account II at December 31, 2008, and the results of each of their operations and their changes in net assets for each of the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
April 22, 2009

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

	Divisions Investing In
	BlackRock	BlackRock		BlackRock	BlackRock	BlackRock	BlackRock
	Money	Government	BlackRock	Large Cap	Fundamental	Balanced	High
	Market	Income	Total Return	Core	Growth	Capital	Income
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Level 1 Quoted Prices at Net Value
BlackRock Money Market Portfolio, 223,803 shares (Cost $223,803)	$223,803	$—	$—	$—	$—	$—	$—

BlackRock Government Income Portfolio, 8,969 shares (Cost $101,809)	—	105,385	—	—	—	—	—

BlackRock Total Return Portfolio, 5,638 shares (Cost $65,126)	—	—	56,037	—	—	—	—

BlackRock Large Cap Core Portfolio, 7,345 shares (Cost $149,123)	—	—	—	102,971	—	—	—

BlackRock Fundamental Growth Portfolio, 4,933 shares (Cost $117,641)	—	—	—	—	83,819	—	—

BlackRock Balanced Capital Portfolio, 36,914 shares (Cost $545,218)	—	—	—	—	—	421,924	—

BlackRock High Income Portfolio, 5,392 shares (Cost $29,155)	—	—	—	—	—	—	19,358

Accrued Dividends	—	124	309	—	—	—	184

Total Assets	223,803	105,509	56,346	102,971	83,819	421,924	19,542

Liabilities
Due to Merrill Lynch Life Insurance Company	3,904	1,838	977	1,796	1,462	7,360	338

Net Assets	$219,899	$103,671	$55,369	$101,175	$82,357	$414,564	$19,204

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Global	Utilities and	Basic	Value	S&P 500	Global	Balanced
	Allocation	Telecommunications	Value	Opportunities	Index	Growth	Capital
(In thousands)	Portfolio	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund
Assets
Level 1 Quoted Prices at Net Value
BlackRock Global Allocation Portfolio, 13,167 shares (Cost $193,814)	$157,736	$—	$—	$—	$—	$—	$—

BlackRock Utilities and Telecommunications V.I. Fund, 771 shares (Cost $9,237)	—	5,931	—	—	—	—	—

BlackRock Basic Value V.I. Fund, 3,874 shares (Cost $55,944)	—	—	32,348	—	—	—	—

BlackRock Value Opportunities V.I. Fund, 1,543 shares (Cost $35,322)	—	—	—	16,676	—	—	—

BlackRock S&P 500 Index V.I. Fund, 1,154 shares (Cost $18,300)	—	—	—	—	12,403	—	—

BlackRock Global Growth V.I. Fund, 559 shares (Cost $9,316)	—	—	—	—	—	5,412	—

BlackRock Balanced Capital V.I. Fund, 10 shares (Cost $112)	—	—	—	—	—	—	95

Accrued Dividends	—	—	—	—	—	—	—

Total Assets	157,736	5,931	32,348	16,676	12,403	5,412	95

Liabilities
Due to Merrill Lynch Life Insurance Company	2,751	103	564	291	216	94	2

Net Assets	$154,985	$5,828	$31,784	$16,385	$12,187	$5,318	$93

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
	BlackRock	BlackRock	BlackRock	BlackRock	AllianceBernstein		AIM V.I.
	Large Cap	International	Large Cap	Global	VPS Large Cap	MFS®	Capital
	Value	Value	Growth	Allocation	Growth	Growth	Appreciation
(In thousands)	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	Portfolio	Series a	Fund
Assets
Level 1 Quoted Prices at Net Value
BlackRock Large Cap Value V.I. Fund, 2,401 shares (Cost $32,037)	$19,470	$—	$—	$—	$—	$—	$—

BlackRock International Value V.I. Fund, 1,868 shares (Cost $27,602)	—	13,281	—	—	—	—	—

BlackRock Large Cap Growth V.I. Fund, 996 shares (Cost $10,755)	—	—	7,460	—	—	—	—

BlackRock Global Allocation V.I. Fund, 165 shares (Cost $1,949)	—	—	—	2,068	—	—	—

AllianceBernstein VPS Large Cap Growth Portfolio, 312 shares (Cost $7,945)	—	—	—	—	5,771	—	—

MFS® Growth Series, 234 shares (Cost $4,882)	—	—	—	—	—	3,657	—

AIM V.I. Capital Appreciation Fund, 86 shares (Cost $1,994)	—	—	—	—	—	—	1,455

Accrued Dividends	—	—	—	—	—	—	—

Total Assets	19,470	13,281	7,460	2,068	5,771	3,657	1,455

Liabilities
Due to Merrill Lynch Life Insurance Company	340	232	130	36	101	64	25

Net Assets	$19,130	$13,049	$7,330	$2,032	$5,670	$3,593	$1,430

a	Formerly MFS® Emerging Growth Series. Change effective May 1, 2008.
See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
	AIM V.I.	Roszel /	Roszel / Allianz
	Core	Delaware	CCM Capital
	Equity	Trend	Appreciation	2008	2009	2010	2011
(In thousands)	Fund	Portfolio	Portfolio	Trust	Trust	Trust	Trust
Assets
Level 1 Quoted Prices at Net Value
AIM V.I. Core Equity Fund, 196 shares (Cost $4,883)	$3,873	$—	$—	$—	$—	$—	$—

Roszel / Delaware Trend Portfolio, 228 shares (Cost $2,706)	—	1,276	—	—	—	—	—

Roszel / Allianz CCM Capital Appreciation Portfolio, 238 shares (Cost $3,027)	—	—	1,768	—	—	—	—

2008 Trust, 0 trust units (Cost $0)	—	—	—	—	—	—	—

2009 Trust, 3,463 trust units (Cost $2,658)	—	—	—	—	3,484	—	—

2010 Trust, 5,712 trust units (Cost $4,507)	—	—	—	—	—	5,653	—

2011 Trust, 1,171 trust units (Cost $964)	—	—	—	—	—	—	1,162

Accrued Dividends	—	—	—	—	—	—	—

Total Assets	3,873	1,276	1,768	—	3,484	5,653	1,162

Liabilities
Due to Merrill Lynch Life Insurance Company	68	22	31	—	61	99	20

Net Assets	$3,805	$1,254	$1,737	$—	$3,423	$5,554	$1,142

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
	2013	2014	2019
(In thousands)	Trust	Trust	Trust
Assets
Level 1 Quoted Prices at Net Value
2013 Trust, 1,218 trust units (Cost $820)	$1,137	$—	$—

2014 Trust, 6,750 trust units (Cost $3,278)	—	6,042	—

2019 Trust, 6,303 trust units (Cost $3,095)	—	—	4,571

Accrued Dividends	—	—	—

Total Assets	1,137	6,042	4,571

Liabilities
Due to Merrill Lynch Life Insurance Company	20	105	80

Net Assets	$1,117	$5,937	$4,491

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
	BlackRock	BlackRock		BlackRock	BlackRock	BlackRock	BlackRock
	Money	Government	BlackRock	Large Cap	Fundamental	Balanced	High
	Market	Income	Total Return	Core	Growth	Capital	Income
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Ordinary Dividends (Note 2)	$6,334	$2,549	$3,178	$1,619	$820	$15,836	$2,331

Investment Expenses:
Mortality and Expense Charges (Note 7)	(1,312)	(593)	(373)	(857)	(693)	(3,213)	(154)
Trust Acquisition Charges (Note 7)	—	—	—	—	—	—	—

Net Investment Income (Loss)	5,022	1,956	2,805	762	127	12,623	2,177

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	—	393	(633)	(5,774)	(2,605)	(10,623)	(2,010)
Net Change in Unrealized Appreciation (Depreciation) During the Year	—	4,499	(7,614)	(66,830)	(54,281)	(168,642)	(7,987)
Capital Gain Distributions (Note 2)	—	—	132	2,526	—	—	—

Net Gain (Loss) on Investments	—	4,892	(8,115)	(70,078)	(56,886)	(179,265)	(9,997)

Increase (Decrease) in Net Assets Resulting from Operations	5,022	6,848	(5,310)	(69,316)	(56,759)	(166,642)	(7,820)

Contract Transactions:
Net Premiums Received from Contract Owners	67	8	10	64	95	116	5
Policy Loading, Net (Note 7)	(3)	(1)	—	(2)	(1)	(2)	—
Contract Owner Deaths	(4,084)	(6,405)	(3,396)	(6,372)	(4,073)	(20,935)	(1,006)
Contract Owner Charges (Note 7)	(22,601)	(6,032)	(2,097)	(4,124)	(2,842)	(18,615)	(685)
Policy Loans, Net	1,894	(130)	(42)	(393)	178	996	(209)
Cost of Insurance (Note 7)	(5,420)	(2,559)	(1,540)	(3,291)	(2,444)	(12,417)	(655)
Policy Loan Processing Charges (Note 7)	(695)	(235)	(138)	(298)	(279)	(1,192)	(77)
Transfers Among Investment Divisions	30,195	2,317	2,731	(9,401)	(1,314)	(9,478)	418

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(647)	(13,037)	(4,472)	(23,817)	(10,680)	(61,527)	(2,209)

Total Increase (Decrease) in Net Assets	4,375	(6,189)	(9,782)	(93,133)	(67,439)	(228,169)	(10,029)
Net Assets, Beginning Balance	215,524	109,860	65,151	194,308	149,796	642,733	29,233

Net Assets, Ending Balance	$219,899	$103,671	$55,369	$101,175	$82,357	$414,564	$19,204

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Global	Utilities and	Basic	Value	S&P 500	Global	Balanced
	Allocation	Telecommunications	Value	Opportunities	Index	Growth	Capital
(In thousands)	Portfolio	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund
Investment Income:
Ordinary Dividends (Note 2)	$11,072	$218	$1,031	$176	$346	$30	$3

Investment Expenses:
Mortality and Expense Charges (Note 7)	(1,117)	(53)	(274)	(150)	(121)	(77)	(1)
Trust Acquisition Charges (Note 7)	—	—	—	—	—	—	—

Net Investment Income (Loss)	9,955	165	757	26	225	(47)	2

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	(453)	(1,015)	145	(3,876)	299	(623)	10
Net Change in Unrealized Appreciation (Depreciation) During the Year	(67,235)	(3,300)	(22,010)	(9,248)	(9,950)	(6,771)	(65)
Capital Gain Distributions (Note 2)	13,547	380	483	739	621	—	—

Net Gain (Loss) on Investments	(54,141)	(3,935)	(21,382)	(12,385)	(9,030)	(7,394)	(55)

Increase (Decrease) in Net Assets Resulting from Operations	(44,186)	(3,770)	(20,625)	(12,359)	(8,805)	(7,441)	(53)

Contract Transactions:
Net Premiums Received from Contract Owners	23	—	8	6	—	—	—
Policy Loading, Net (Note 7)	(1)	—	—	—	—	(1)	—
Contract Owner Deaths	(5,858)	(399)	(1,185)	(339)	(1,881)	(518)	—
Contract Owner Charges (Note 7)	(5,480)	(179)	(1,735)	(1,072)	(816)	(505)	(125)
Policy Loans, Net	(114)	323	(6)	96	(1,551)	52	—
Cost of Insurance (Note 7)	(4,640)	(221)	(1,072)	(578)	(423)	(223)	(3)
Policy Loan Processing Charges (Note 7)	(543)	(24)	(104)	(53)	(45)	(15)	—
Transfers Among Investment Divisions	11,527	(1,092)	(3,447)	(2,305)	(762)	(6,038)	(1)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(5,086)	(1,592)	(7,541)	(4,245)	(5,478)	(7,248)	(129)

Total Increase (Decrease) in Net Assets	(49,272)	(5,362)	(28,166)	(16,604)	(14,283)	(14,689)	(182)
Net Assets, Beginning Balance	204,257	11,190	59,950	32,989	26,470	20,007	275

Net Assets, Ending Balance	$154,985	$5,828	$31,784	$16,385	$12,187	$5,318	$93

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
	BlackRock	BlackRock	BlackRock	BlackRock	AllianceBernstein		AIM V.I.
	Large Cap	International	Large Cap	Global	VPS Large Cap	MFS®	Capital
	Value	Value	Growth	Allocation	Growth	Growth	Appreciation
(In thousands)	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	Portfolio	Series a	Fund
Investment Income:
Ordinary Dividends (Note 2)	$209	$632	$46	$52	$—	$12	$—

Investment Expenses:
Mortality and Expense Charges (Note 7)	(159)	(125)	(59)	(15)	(54)	(34)	(14)
Trust Acquisition Charges (Note 7)	—	—	—	—	—	—	—

Net Investment Income (Loss)	50	507	(13)	37	(54)	(22)	(14)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	(3,462)	(1,966)	92	72	399	226	69
Net Change in Unrealized Appreciation (Depreciation) During the Year	(9,279)	(11,144)	(5,296)	(654)	(4,511)	(2,643)	(1,254)
Capital Gain Distributions (Note 2)	366	1,226	—	9	—	—	—

Net Gain (Loss) on Investments	(12,375)	(11,884)	(5,204)	(573)	(4,112)	(2,417)	(1,185)

Increase (Decrease) in Net Assets Resulting from Operations	(12,325)	(11,377)	(5,217)	(536)	(4,166)	(2,439)	(1,199)

Contract Transactions:
Net Premiums Received from Contract Owners	1	29	—	—	—	—	—
Policy Loading, Net (Note 7)	—	—	—	—	—	—	—
Contract Owner Deaths	(924)	(360)	(155)	(8)	(98)	(208)	(61)
Contract Owner Charges (Note 7)	(490)	(733)	(426)	(14)	(378)	(138)	(80)
Policy Loans, Net	278	(168)	358	(35)	35	1	—
Cost of Insurance (Note 7)	(561)	(448)	(214)	(53)	(171)	(97)	(70)
Policy Loan Processing Charges (Note 7)	(37)	(44)	(18)	(5)	(19)	(9)	(6)
Transfers Among Investment Divisions	(95)	(2,131)	328	(126)	(590)	200	(262)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(1,828)	(3,855)	(127)	(241)	(1,221)	(251)	(479)

Total Increase (Decrease) in Net Assets	(14,153)	(15,232)	(5,344)	(777)	(5,387)	(2,690)	(1,678)
Net Assets, Beginning Balance	33,283	28,281	12,674	2,809	11,057	6,283	3,108

Net Assets, Ending Balance	$19,130	$13,049	$7,330	$2,032	$5,670	$3,593	$1,430

a	Formerly MFS® Emerging Growth Series. Change effective May 1, 2008.
See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
	AIM V.I.	Roszel /	Roszel / Allianz
	Core	Delaware	CCM Capital
	Equity	Trend	Appreciation	2008	2009	2010	2011
(In thousands)	Fund	Portfolio	Portfolio	Trust b	Trust	Trust	Trust
Investment Income:
Ordinary Dividends (Note 2)	$111	$—	$4	$—	$—	$—	$—

Investment Expenses:
Mortality and Expense Charges (Note 7)	(33)	(11)	(18)	(8)	(20)	(33)	(6)
Trust Acquisition Charges (Note 7)	—	—	—	(5)	(12)	(19)	(4)

Net Investment Income (Loss)	78	(11)	(14)	(13)	(32)	(52)	(10)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	12	(225)	(91)	2,882	200	110	25
Net Change in Unrealized Appreciation (Depreciation) During the Year	(1,850)	(1,318)	(1,614)	(2,881)	(83)	226	72
Capital Gain Distributions (Note 2)	—	378	281	—	—	—	—

Net Gain (Loss) on Investments	(1,838)	(1,165)	(1,424)	1	117	336	97

Increase (Decrease) in Net Assets Resulting from Operations	(1,760)	(1,176)	(1,438)	(12)	85	284	87

Contract Transactions:
Net Premiums Received from Contract Owners	—	—	—	—	—	1	—
Policy Loading, Net (Note 7)	—	—	—	—	—	—	—
Contract Owner Deaths	(108)	(381)	(62)	(156)	(52)	(108)	(50)
Contract Owner Charges (Note 7)	(123)	(42)	(108)	(135)	(100)	(45)	(1)
Policy Loans, Net	(56)	—	(24)	—	(32)	(34)	4
Cost of Insurance (Note 7)	(115)	(35)	(61)	34	(102)	(136)	(23)
Policy Loan Processing Charges (Note 7)	(15)	(7)	(8)	8	(15)	(13)	(2)
Transfers Among Investment Divisions	(288)	91	(148)	(10,541)	99	163	(2)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(705)	(374)	(411)	(10,790)	(202)	(172)	(74)

Total Increase (Decrease) in Net Assets	(2,465)	(1,550)	(1,849)	(10,802)	(117)	112	13
Net Assets, Beginning Balance	6,270	2,804	3,586	10,802	3,540	5,442	1,129

Net Assets, Ending Balance	$3,805	$1,254	$1,737	$—	$3,423	$5,554	$1,142

b	Effective February 15, 2008, the 2008 Trust matured.
See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
	2013	2014	2019
(In thousands)	Trust	Trust	Trust
Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$—

Investment Expenses:
Mortality and Expense Charges (Note 7)	(6)	(33)	(23)
Trust Acquisition Charges (Note 7)	(4)	(20)	(14)

Net Investment Income (Loss)	(10)	(53)	(37)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	21	469	50
Net Change in Unrealized Appreciation (Depreciation) During the Year	104	290	744
Capital Gain Distributions (Note 2)	—	—	—

Net Gain (Loss) on Investments	125	759	794

Increase (Decrease) in Net Assets Resulting from Operations	115	706	757

Contract Transactions:
Net Premiums Received from Contract Owners	—	2	—
Policy Loading, Net (Note 7)	—	—	—
Contract Owner Deaths	—	(118)	—
Contract Owner Charges (Note 7)	(15)	(391)	(18)
Policy Loans, Net	(6)	(4)	3
Cost of Insurance (Note 7)	(30)	(118)	(101)
Policy Loan Processing Charges (Note 7)	(3)	(13)	(8)
Transfers Among Investment Divisions	(1)	(39)	(8)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(55)	(681)	(132)

Total Increase (Decrease) in Net Assets	60	25	625
Net Assets, Beginning Balance	1,057	5,912	3,866

Net Assets, Ending Balance	$1,117	$5,937	$4,491

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
	BlackRock	BlackRock		BlackRock	BlackRock	BlackRock	BlackRock
	Money	Government	BlackRock	Large Cap	Fundamental	Balanced	High
	Market	Income	Total Return	Core	Growth	Capital	Income
(In thousands)	Portfolio	Portfolio	Portfolio a	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Ordinary Dividends (Note 2)	$10,774	$5,741	$3,194	$2,080	$907	$18,500	$2,588

Investment Expenses:
Mortality and Expense Charges (Note 7)	(1,253)	(666)	(399)	(1,189)	(845)	(4,039)	(195)
Trust Acquisition Charges (Note 7)	—	—	—	—	—	—	—

Net Investment Income (Loss)	9,521	5,075	2,795	891	62	14,461	2,393

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	—	251	53	(2,320)	(8,230)	713	(253)
Net Change in Unrealized Appreciation (Depreciation) During the Year	—	(191)	(321)	(8,171)	34,099	19,355	(1,418)
Capital Gain Distributions (Note 2)	—	—	—	24,757	—	—	—

Net Gain (Loss) on Investments	—	60	(268)	14,266	25,869	20,068	(1,671)

Increase (Decrease) in Net Assets Resulting from Operations	9,521	5,135	2,527	15,157	25,931	34,529	722

Contract Transactions:
Net Premiums Received from Contract Owners	82	8	12	68	100	120	7
Policy Loading, Net (Note 7)	—	(1)	—	(3)	(1)	(4)	—
Contract Owner Deaths	(7,540)	(8,431)	(3,805)	(5,621)	(4,117)	(24,001)	(844)
Contract Owner Charges (Note 7)	(18,438)	(4,269)	(2,360)	(7,533)	(8,846)	(24,478)	(677)
Policy Loans, Net	(1,352)	(232)	(59)	(1)	90	(2,944)	(111)
Cost of Insurance (Note 7)	(4,761)	(2,415)	(1,448)	(4,102)	(2,837)	(13,809)	(690)
Policy Loan Processing Charges (Note 7)	(584)	(191)	(122)	(376)	(347)	(1,271)	(82)
Transfers Among Investment Divisions	27,691	350	1,485	(3,193)	(8,086)	(11,153)	(3,197)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(4,902)	(15,181)	(6,297)	(20,761)	(24,044)	(77,540)	(5,594)

Total Increase (Decrease) in Net Assets	4,619	(10,046)	(3,770)	(5,604)	1,887	(43,011)	(4,872)
Net Assets, Beginning Balance	210,905	119,906	68,921	199,912	147,909	685,744	34,105

Net Assets, Ending Balance	$215,524	$109,860	$65,151	$194,308	$149,796	$642,733	$29,233

a	Formerly BlackRock Bond Portfolio. Change effective December 10, 2007.
See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Global	Utilities and	Basic	Value	S&P 500	Global	Balanced
	Allocation	Telecommunications	Value	Opportunities	Index	Growth	Capital
(In thousands)	Portfolio	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund
Investment Income:
Ordinary Dividends (Note 2)	$6,702	$192	$956	$106	$482	$192	$6

Investment Expenses:
Mortality and Expense Charges (Note 7)	(1,147)	(63)	(400)	(223)	(176)	(80)	(2)
Trust Acquisition Charges (Note 7)	—	—	—	—	—	—	—

Net Investment Income (Loss)	5,555	129	556	(117)	306	112	4

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	2,892	1,719	2,799	(74)	1,756	1,581	36
Net Change in Unrealized Appreciation (Depreciation) During the Year	7,258	(1,278)	(10,016)	(5,887)	(648)	2,140	(18)
Capital Gain Distributions (Note 2)	15,257	1,754	7,900	5,815	—	—	—

Net Gain (Loss) on Investments	25,407	2,195	683	(146)	1,108	3,721	18

Increase (Decrease) in Net Assets Resulting from Operations	30,962	2,324	1,239	(263)	1,414	3,833	22

Contract Transactions:
Net Premiums Received from Contract Owners	22	—	8	5	—	—	—
Policy Loading, Net (Note 7)	(3)	—	(1)	—	(1)	(1)	—
Contract Owner Deaths	(3,983)	(748)	(1,449)	(651)	(909)	(55)	(127)
Contract Owner Charges (Note 7)	(7,936)	(296)	(3,544)	(1,106)	(1,386)	(690)	(6)
Policy Loans, Net	(1,145)	(61)	(289)	196	(940)	92	(56)
Cost of Insurance (Note 7)	(4,242)	(247)	(1,310)	(732)	(537)	(325)	(5)
Policy Loan Processing Charges (Note 7)	(488)	(25)	(130)	(68)	(49)	(43)	—
Transfers Among Investment Divisions	9,972	(324)	(7,138)	(4,515)	476	7,950	1

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(7,803)	(1,701)	(13,853)	(6,871)	(3,346)	6,928	(193)

Total Increase (Decrease) in Net Assets	23,159	623	(12,614)	(7,134)	(1,932)	10,761	(171)
Net Assets, Beginning Balance	181,098	10,567	72,564	40,123	28,402	9,246	446

Net Assets, Ending Balance	$204,257	$11,190	$59,950	$32,989	$26,470	$20,007	$275

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
	BlackRock	BlackRock	BlackRock	BlackRock	AllianceBernstein		AIM V.I.
	Large Cap	International	Large Cap	Global	VPS Large Cap	MFS®	Capital
	Value	Value	Growth	Allocation	Growth	Growth	Appreciation
(In thousands)	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	Portfolio	Series b	Fund
Investment Income:
Ordinary Dividends (Note 2)	$348	$775	$37	$78	$—	$—	$—

Investment Expenses:
Mortality and Expense Charges (Note 7)	(230)	(166)	(77)	(19)	(72)	(36)	(21)
Trust Acquisition Charges (Note 7)	—	—	—	—	—	—	—

Net Investment Income (Loss)	118	609	(40)	59	(72)	(36)	(21)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	1,051	1,573	849	330	1,037	433	234
Net Change in Unrealized Appreciation (Depreciation) During the Year	(4,392)	(5,305)	137	(22)	494	658	154
Capital Gain Distributions (Note 2)	5,096	5,694	—	131	—	—	—

Net Gain (Loss) on Investments	1,755	1,962	986	439	1,531	1,091	388

Increase (Decrease) in Net Assets Resulting from Operations	1,873	2,571	946	498	1,459	1,055	367

Contract Transactions:
Net Premiums Received from Contract Owners	2	30	1	—	—	—	—
Policy Loading, Net (Note 7)	(1)	(1)	—	—	—	—	—
Contract Owner Deaths	(504)	(213)	(291)	(251)	(257)	(14)	(8)
Contract Owner Charges (Note 7)	(697)	(730)	(205)	(187)	(760)	(289)	(78)
Policy Loans, Net	430	208	(49)	(23)	118	(55)	41
Cost of Insurance (Note 7)	(676)	(570)	(240)	(56)	(221)	(107)	(95)
Policy Loan Processing Charges (Note 7)	(57)	(61)	(23)	(4)	(28)	(11)	(27)
Transfers Among Investment Divisions	(2,448)	(123)	202	(391)	(1,027)	349	(287)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(3,951)	(1,460)	(605)	(912)	(2,175)	(127)	(454)

Total Increase (Decrease) in Net Assets	(2,078)	1,111	341	(414)	(716)	928	(87)
Net Assets, Beginning Balance	35,361	27,170	12,333	3,223	11,773	5,355	3,195

Net Assets, Ending Balance	$33,283	$28,281	$12,674	$2,809	$11,057	$6,283	$3,108

b	Formerly MFS® Emerging Growth Series. Change effective May 1, 2008.
See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
	AIM V.I.	Roszel /	Roszel / Allianz
	Core	Delaware	CCM Capital
	Equity	Trend	Appreciation	2007	2008	2009	2010
(In thousands)	Fund	Portfolio	Portfolio	Trust c	Trust	Trust	Trust
Investment Income:
Ordinary Dividends (Note 2)	$72	$—	$11	$—	$—	$—	$—

Investment Expenses:
Mortality and Expense Charges (Note 7)	(43)	(16)	(23)	(5)	(64)	(22)	(32)
Trust Acquisition Charges (Note 7)	—	—	—	(3)	(38)	(13)	(19)

Net Investment Income (Loss)	29	(16)	(12)	(8)	(102)	(35)	(51)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	163	(96)	136	1,439	603	249	166
Net Change in Unrealized Appreciation (Depreciation) During the Year	298	14	77	(1,414)	(22)	2	272
Capital Gain Distributions (Note 2)	—	330	370	—	—	—	—

Net Gain (Loss) on Investments	461	248	583	25	581	251	438

Increase (Decrease) in Net Assets Resulting from Operations	490	232	571	17	479	216	387

Contract Transactions:
Net Premiums Received from Contract Owners	—	—	—	—	—	—	1
Policy Loading, Net (Note 7)	—	—	—	—	—	—	—
Contract Owner Deaths	(104)	(20)	(37)	(32)	(129)	(239)	(311)
Contract Owner Charges (Note 7)	(387)	(61)	(154)	(87)	(111)	(243)	(85)
Policy Loans, Net	(38)	24	(13)	1	101	(72)	(84)
Cost of Insurance (Note 7)	(135)	(47)	(77)	24	(228)	(93)	(122)
Policy Loan Processing Charges (Note 7)	(16)	(9)	(10)	5	(20)	(13)	(10)
Transfers Among Investment Divisions	(387)	(350)	(290)	(6,689)	(528)	110	544

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(1,067)	(463)	(581)	(6,778)	(915)	(550)	(67)

Total Increase (Decrease) in Net Assets	(577)	(231)	(10)	(6,761)	(436)	(334)	320
Net Assets, Beginning Balance	6,847	3,035	3,596	6,761	11,238	3,874	5,122

Net Assets, Ending Balance	$6,270	$2,804	$3,586	$—	$10,802	$3,540	$5,442

c	Effective February 15, 2007, the 2007 Trust matured.
See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
	2011	2013	2014	2019
(In thousands)	Trust	Trust	Trust	Trust
Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$—	$—

Investment Expenses:
Mortality and Expense Charges (Note 7)	(5)	(6)	(33)	(23)
Trust Acquisition Charges (Note 7)	(3)	(4)	(20)	(13)

Net Investment Income (Loss)	(8)	(10)	(53)	(36)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	70	43	247	117
Net Change in Unrealized Appreciation (Depreciation) During the Year	21	58	348	284
Capital Gain Distributions (Note 2)	—	—	—	—

Net Gain (Loss) on Investments	91	101	595	401

Increase (Decrease) in Net Assets Resulting from Operations	83	91	542	365

Contract Transactions:
Net Premiums Received from Contract Owners	—	—	2	—
Policy Loading, Net (Note 7)	—	—	—	—
Contract Owner Deaths	(54)	(36)	(285)	(232)
Contract Owner Charges (Note 7)	(133)	(77)	(249)	(14)
Policy Loans, Net	(32)	(6)	19	1
Cost of Insurance (Note 7)	(25)	(27)	(110)	(88)
Policy Loan Processing Charges (Note 7)	(1)	(2)	(13)	(5)
Transfers Among Investment Divisions	530	152	166	148

Increase (Decrease) in Net Assets Resulting from Contract Transactions	285	4	(470)	(190)

Total Increase (Decrease) in Net Assets	368	95	72	175
Net Assets, Beginning Balance	761	962	5,840	3,691

Net Assets, Ending Balance	$1,129	$1,057	$5,912	$3,866

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION

Merrill Lynch Life Variable Life Separate Account II (“Separate Account II”), a separate account of Merrill Lynch Life Insurance Company (“MLLIC”), was established to support MLLIC’s operations with respect to certain variable life insurance contracts (“Contracts”). Separate Account II is governed by Arkansas State Insurance Law. MLLIC is an indirect wholly owned subsidiary of AEGON USA, Inc. (“AUSA”).

On December 28, 2007 (the “Acquisition Date”), MLLIC and its affiliate, ML Life Insurance Company of New York were acquired by AUSA for $1.12 billion and $0.13 billion, respectively for a total price for both entities of $1.25 billion. AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over 10 countries in Europe, the Americans, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. .Prior to the Acquisition Date, MLLIC was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

Separate Account II is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended. The investment divisions are as follows:

2008 Trust	BlackRock Global Allocation Portfolio
2009 Trust	BlackRock Global Allocation V.I. Fund
2010 Trust	BlackRock Global Growth V.I. Fund
2011 Trust	BlackRock Government Income Portfolio
2013 Trust	BlackRock High Income Portfolio
2014 Trust	BlackRock International Value V.I. Fund
2019 Trust	BlackRock Large Cap Core Portfolio
AIM V.I. Capital Appreciation Fund	BlackRock Large Cap Growth V.I. Fund
AIM V.I. Core Equity Fund	BlackRock Large Cap Value V.I. Fund
AllianceBernstein VPS Large Cap Growth Portfolio	BlackRock Money Market Portfolio
BlackRock Balanced Capital Portfolio	BlackRock S&P 500 Index V.I. Fund
BlackRock Balanced Capital V.I. Fund	BlackRock Utilities and Telecommunications V.I. Fund
BlackRock Basic Value V.I. Fund	BlackRock Value Opportunities V.I. Fund
BlackRock Total Return Portfolio	MFS® Growth Series
BlackRock Fundamental Growth Portfolio	Roszel / Allianz CCM Capital Appreciation Portfolio
Roszel / Delaware Trend Portfolio
The assets of the Separate Account II are registered in the name of MLLIC. Separate Account II’s assets are not chargeable with liabilities arising out of any other business MLLIC may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Statements included herein have been prepared in accordance with U.S. generally accepted accounting principals for variable life separate accounts registered as unit investment trusts. The preparation of Financial Statements in conformity with U.S. generally accepted accounting principals requires management to make estimates and assumptions regarding matters that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The significant accounting policies and related judgments underlying Separate Account II’s Financial Statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain.
•	Investments of the investment divisions are included in the statement of assets and liabilities at the net asset value of the shares/units held in the underlying funds/trusts, which value their investments at readily available market value. Investment transactions are recorded on the trade date.

•	Ordinary dividends and capital gain distributions are recognized on the ex-dividend date. All dividends are automatically reinvested.

•	Realized gains and losses on the sales of investments are computed on the first in first out basis.

•	All premiums and contract owner withdrawals are applied as described in the prospectus.
The change in net assets accumulated in the Separate Account II provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

The net assets may not be less than the amount required under Arkansas State Insurance Law to provide for death benefits (without regard to the guaranteed minimum death benefits) and other Contract benefits.

The operations of the Separate Account II are included in the Federal income tax return of MLLIC. Under the provisions of the Contracts, MLLIC has the right to charge the Separate Account II for any Federal income tax attributable to the Separate Account II. No charge is currently being made against the Separate Account II for such tax since, under current tax law, MLLIC pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, MLLIC retains the right to charge for any Federal income tax incurred that is attributable to the Separate Account II if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account II may also be made.

Effective January 1, 2008, Separate Account II adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The adoption did not have a material impact on the Separate Account II’s Financial Statements. See Note 4 to the Financial Statements for additional disclosure.

3.	NET TRANSFERS

Net transfers include transfers among applicable Separate Account II investment divisions, as well as transfers to the general account at MLLIC.

4.	FAIR VALUE MEASUREMENTS AND FAIR VALUE HIERARCHY

SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Separate Account II has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.
4.	FAIR VALUE MEASUREMENTS AND FAIR VALUE HIERARCHY (Continued)

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
All investments in Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices; and, therefore are considered Level 1.

5. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

(In thousands)	Purchases	Sales
BlackRock Money Market Portfolio	$80,709	$75,516
BlackRock Government Income Portfolio	13,458	24,368
BlackRock Total Return Portfolio	12,042	13,831
BlackRock Large Cap Core Portfolio	5,463	26,980
BlackRock Fundamental Growth Portfolio	4,679	15,914
BlackRock Balanced Capital Portfolio	16,897	67,645
BlackRock High Income Portfolio	7,361	7,645
BlackRock Global Allocation Portfolio	39,593	21,350
BlackRock Utilities and Telecommunications V.I. Fund	3,962	5,067
BlackRock Basic Value V.I. Fund	2,590	9,185
BlackRock Value Opportunities V.I. Fund	1,815	5,475
BlackRock S&P 500 Index V.I. Fund	4,370	9,165
BlackRock Global Growth V.I. Fund	5,170	12,658
BlackRock Balanced Capital V.I. Fund	3	132
BlackRock Large Cap Value V.I. Fund	12,544	14,093
BlackRock International Value V.I. Fund	3,869	6,164
BlackRock Large Cap Growth V.I. Fund	1,888	2,079
BlackRock Global Allocation V.I. Fund	62	261
AllianceBernstein VPS Large Cap Growth Portfolio	419	1,750
MFS® Growth Series	967	1,266
AIM V.I. Capital Appreciation Fund	28	539
AIM V.I. Core Equity Fund	284	934
Roszel / Delaware Trend Portfolio	677	703
Roszel / Allianz CCM Capital Appreciation Portfolio	317	481
2008 Trust	—	10,996
2009 Trust	241	465
2010 Trust	204	407
2011 Trust	3	83
2013 Trust	—	61
2014 Trust	163	877
2019 Trust	3	148

6. UNIT VALUES
The following is a summary of units outstanding, unit values and net assets for variable life insurance contracts. In addition, the following ratios and returns are provided:
Investment income ratio:
The investment income ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the investment division is affected by the timing of the declaration of the dividends by the underlying fund in which the investment divisions invest.
Expense ratio:
The expense ratio represents the annualized contract expenses of the separate accounts, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
Total return:
The total return amounts include changes in the value of the underlying mutual fund, which includes expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. The 2008 and 2007 unit value and total return ranges have been disclosed based on the related lowest and highest level of expense ratios. The 2006 through 2004 unit value and total return ranges have been disclosed on the range of lowest and highest unit values and total returns for all levels of expense ratio.
BlackRock Money Market Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	5,209	$43.14	$38.52	$219,899	2.72%	0.50%	0.90%	2.31%	1.89%
2007	5,205	42.17	37.80	215,524	4.78	0.50	0.90	4.50	4.08
2006	5,321	36.32	40.35	210,905	4.55	0.50	0.90	3.79	4.21
2005	5,377	35.00	38.72	204,703	1.19	0.50	0.90	1.96	2.37
2004	6,258	34.32	37.83	232,849	1.05	0.50	0.90	0.19	0.59
BlackRock Government Income Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	1,298	$81.68	$72.92	$103,671	2.44%	0.50%	0.90%	6.80%	6.37%
2007	1,468	76.48	68.56	109,860	4.89	0.50	0.90	4.80	4.37
2006	1,677	65.68	72.98	119,906	4.57	0.50	0.90	3.18	3.60
2005	1,940	63.66	70.44	134,047	3.15	0.50	0.90	2.55	2.96
2004	1,897	62.08	68.42	127,535	2.88	0.50	0.90	3.21	3.63
BlackRock Total Return Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	709	$80.16	$71.57	$55,369	4.94%	0.50%	0.90%	-8.23%	-8.60%
2007	764	87.36	78.31	65,151	4.59	0.50	0.90	3.95	3.52
2006	839	75.64	84.04	68,921	4.52	0.50	0.90	3.44	3.86
2005	934	73.13	80.92	73,828	3.60	0.50	0.90	1.13	1.54
2004	1,093	72.31	79.69	85,141	3.43	0.50	0.90	3.54	3.96
BlackRock Large Cap Core Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	1,016	$101.91	$90.98	$101,175	1.07%	0.50%	0.90%	-38.26%	-38.51%
2007	1,204	165.05	147.96	194,308	0.99	0.50	0.90	7.75	7.31
2006	1,334	137.87	153.18	199,912	0.94	0.50	0.90	14.03	14.49
2005	1,480	120.91	133.79	193,916	0.91	0.50	0.90	12.47	12.92
2004	1,563	107.51	118.48	181,783	0.98	0.50	0.90	16.09	16.56

6. UNIT VALUES (Continued)
BlackRock Fundamental Growth Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	1,185	$70.88	$63.28	$82,357	0.66%	0.50%	0.90%	-39.12%	-39.37%
2007	1,311	116.43	104.37	149,796	0.60	0.50	0.90	19.23	18.74
2006	1,544	87.90	97.66	147,909	0.88	0.50	0.90	3.84	4.26
2005	1,778	84.64	93.66	163,632	1.11	0.50	0.90	7.09	7.53
2004	2,112	79.04	87.11	180,844	1.02	0.50	0.90	6.54	6.97
BlackRock Balanced Capital Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	8,417	$50.28	$45.68	$414,564	2.84%	0.50%	0.90%	-27.20%	-27.50%
2007	9,491	69.06	63.00	642,733	2.64	0.50	0.90	5.12	4.69
2006	10,635	60.18	65.70	685,744	2.59	0.50	0.90	13.06	13.52
2005	11,912	53.22	57.88	677,144	2.29	0.50	0.90	3.52	3.94
2004	13,347	51.42	55.68	730,630	2.16	0.50	0.90	7.66	8.10
BlackRock High Income Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	588	$33.35	$30.42	$19,204	8.77%	0.50%	0.90%	-28.41%	-28.70%
2007	640	46.59	42.67	29,233	7.63	0.50	0.90	2.22	1.80
2006	762	41.92	45.58	34,105	7.46	0.50	0.90	8.03	8.46
2005	816	38.80	42.02	33,702	9.21	0.50	0.90	1.27	1.68
2004	1,280	38.32	41.33	52,025	7.74	0.50	0.90	11.09	11.54
BlackRock Global Allocation Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	3,321	$47.54	$43.57	$154,985	5.66%	0.50%	0.90%	-21.08%	-21.40%
2007	3,452	60.24	55.44	204,257	3.35	0.50	0.90	17.37	16.89
2006	3,590	47.43	51.33	181,098	2.96	0.50	0.90	15.84	16.31
2005	3,558	40.94	44.13	154,488	2.84	0.50	0.90	9.92	10.36
2004	3,589	37.25	39.99	141,334	3.15	0.50	0.90	13.25	13.71
BlackRock Utilities and Telecommunications V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	217	$27.13	$25.57	$5,828	2.28%	0.50%	0.90%	-34.18%	-34.45%
2007	274	41.22	39.00	11,190	1.68	0.50	0.90	25.75	25.24
2006	325	31.14	32.78	10,567	2.83	0.50	0.90	24.11	24.61
2005	302	25.09	26.30	7,894	1.40	0.50	0.90	13.11	13.57
2004	250	22.18	23.16	5,752	2.56	0.50	0.90	24.58	25.09

6. UNIT VALUES (Continued)
BlackRock Basic Value V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	1,181	$27.22	$25.65	$31,784	2.14%	0.50%	0.90%	-37.08%	-37.34%
2007	1,401	43.27	40.94	59,950	1.36	0.50	0.90	1.31	0.90
2006	1,715	40.58	42.71	72,564	1.64	0.50	0.90	20.77	21.26
2005	1,926	33.60	35.22	67,234	1.31	0.50	0.90	2.01	2.43
2004	2,452	32.93	34.39	83,529	1.26	0.50	0.90	10.07	10.52
BlackRock Value Opportunities V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	600	$27.61	$26.01	$16,385	0.66%	0.50%	0.90%	-40.24%	-40.58%
2007	721	46.28	43.78	32,989	0.27	0.50	0.90	-1.39	-1.79
2006	863	44.58	46.93	40,123	0.26	0.50	0.90	11.80	12.26
2005	1,029	39.88	41.81	42,671	11.33	0.50	0.90	9.39	9.83
2004	1,344	36.45	38.06	50,578	11.56	0.50	0.90	13.94	14.41
BlackRock S&P 500 Index V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	903	$13.68	$13.03	$12,187	1.72%	0.50%	0.90%	-37.53%	-37.79%
2007	1,223	21.90	20.95	26,470	1.63	0.50	0.90	4.91	4.49
2006	1,376	20.05	20.88	28,402	1.72	0.50	0.90	14.46	14.93
2005	1,570	17.51	18.17	28,223	1.73	0.50	0.90	3.49	3.91
2004	1,789	16.92	17.48	31,000	1.69	0.50	0.90	9.51	9.96
BlackRock Global Growth V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	499	$10.76	$10.31	$5,318	0.23%	0.50%	0.90%	-46.20%	-46.42%
2007	1,010	20.00	19.24	20,007	1.41	0.50	0.90	36.20	35.65
2006	634	14.18	14.69	9,246	1.11	0.50	0.90	20.92	21.41
2005	512	11.73	12.10	6,137	1.41	0.50	0.90	14.04	14.50
2004	406	10.29	10.56	4,262	1.51	0.50	0.90	14.18	14.65
BlackRock Balanced Capital V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	4	$26.20	$25.40	$93	1.34%	0.50%	0.90%	-28.98%	-29.27%
2007	8	36.90	35.91	275	1.79	0.50	0.90	4.78	4.36
2006	13	34.71	35.01	446	2.15	0.60	0.75	14.11	14.57
2005	15	30.37	30.59	456	1.98	0.60	0.75	3.35	3.51
2004	15	29.22	29.66	451	1.97	0.50	0.90	7.69	8.13

6. UNIT VALUES (Continued)
BlackRock Large Cap Value V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	1,529	$12.64	$12.25	$19,130	0.80%	0.50%	0.90%	-37.57%	-37.82%
2007	1,660	20.24	19.70	33,283	0.93	0.50	0.90	5.35	4.92
2006	1,854	18.78	19.21	35,361	0.82	0.50	0.90	14.97	15.44
2005	2,038	16.33	16.64	33,731	5.20	0.50	0.90	16.34	16.81
2004	1,303	14.04	14.25	18,516	8.82	0.50	0.90	19.30	19.78
BlackRock International Value V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	953	$13.82	$13.24	$13,049	2.89%	0.50%	0.90%	-42.78%	-43.01%
2007	1,180	24.15	23.23	28,281	2.65	0.50	0.90	9.78	9.34
2006	1,243	21.25	22.00	27,170	3.57	0.50	0.90	26.76	27.27
2005	1,079	16.76	17.28	18,534	2.18	0.50	0.90	10.68	11.13
2004	1,070	15.14	15.55	16,556	2.85	0.50	0.90	21.43	21.92
BlackRock Large Cap Growth V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	996	$7.42	$7.13	$7,330	0.45%	0.50%	0.90%	-40.99%	-41.23%
2007	1,017	12.57	12.14	12,674	0.28	0.50	0.90	7.84	7.41
2006	1,066	11.30	11.65	12,333	0.30	0.50	0.90	6.25	6.68
2005	1,026	10.64	10.92	11,135	0.19	0.50	0.90	9.65	10.09
2004	856	9.70	9.92	8,440	0.23	0.50	0.90	6.83	7.26
BlackRock Global Allocation V.I. Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	70	$29.49	$27.54	$2,032	2.03%	0.50%	0.90%	-19.82%	-20.15%
2007	77	36.78	34.49	2,809	2.36	0.50	0.90	16.42	15.95
2006	103	29.75	31.59	3,223	2.59	0.50	0.90	15.49	15.95
2005	116	25.76	27.25	3,135	2.96	0.50	0.90	9.52	9.97
2004	132	23.52	24.78	3,234	2.52	0.50	0.90	13.35	13.81
AllianceBernstein VPS Large Cap Growth Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	459	$12.52	$11.92	$5,670	—%	0.50%	0.90%	-39.96%	-40.21%
2007	537	20.85	19.94	11,057	—	0.50	0.90	13.35	12.89
2006	648	17.66	18.40	11,773	—	0.50	0.90	-1.34	-0.94
2005	867	17.90	18.57	15,936	—	0.50	0.90	14.11	14.57
2004	838	15.69	16.21	13,452	—	0.50	0.90	7.64	8.08

6. UNIT VALUES (Continued)
MFS® Growth Series

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	292	$12.46	$11.87	$3,593	0.22%	0.50%	0.90%	-37.73%	-37.98%
2007	318	20.02	19.14	6,283	—	0.50	0.90	20.57	20.08
2006	327	15.94	16.60	5,355	—	0.50	0.90	6.92	7.36
2005	473	14.91	15.46	7,240	—	0.50	0.90	8.21	8.65
2004	474	13.78	14.23	6,674	—	0.50	0.90	11.94	12.40
AIM V.I. Premier Equity Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	Division was not available
2007	Division was not available
2006	Division closed during the year
2005	486	$14.64	$15.18	$7,297	0.49%	0.50%	0.90%	4.71%	5.13%
2004	575	13.98	14.44	8,228	0.41	0.50	0.90	4.82	5.24
AIM V.I. Capital Appreciation Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	147	$9.84	$9.37	$1,430	—%	0.50%	0.90%	-42.78%	-43.01%
2007	183	17.20	16.45	3,108	—	0.50	0.90	11.45	11.00
2006	210	14.82	15.43	3,195	—	0.50	0.90	5.35	5.77
2005	248	14.07	14.59	3,586	—	0.50	0.90	7.86	8.30
2004	294	13.04	13.47	3,922	—	0.50	0.90	5.66	6.09
AIM V.I. Core Equity Fund

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	457	$8.35	$8.26	$3,805	2.04%	0.50%	0.90%	-30.49%	-30.77%
2007	523	12.02	11.93	6,270	1.04	0.50	0.90	7.58	7.14
2006	614	11.15	11.17	6,847	0.81	0.50	0.90	8.50	8.80
Roszel / Delaware Trend Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	140	$8.99	$8.79	$1,254	—%	0.50%	0.90%	-46.25%	-46.46%
2007	168	16.73	16.42	2,804	—	0.50	0.90	9.38	8.94
2006	199	15.16	15.30	3,035	—	0.50	0.75	6.82	7.09
2005	175	14.19	14.28	2,488	—	0.50	0.75	3.96	4.22
2004	182	13.61	13.71	2,488	—	0.50	0.90	10.54	10.99

6. UNIT VALUES (Continued)
Roszel / Allianz CCM Capital Appreciation Portfolio

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	168	$10.40	$10.16	$1,737	0.13%	0.50%	0.90%	-41.81%	-42.05%
2007	202	17.87	17.54	3,586	0.31	0.50	0.90	17.10	16.63
2006	237	15.04	15.26	3,596	—	0.50	0.90	5.50	5.93
2005	292	14.25	14.41	4,193	—	0.50	0.90	8.44	8.88
2004	328	13.14	13.23	4,336	—	0.50	0.90	11.78	12.23
2005 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	Division was not available
2007	Division was not available
2006	Division was not available
2005	Division matured during this year
2004	175	$71.38	$77.42	$13,450	—%	0.84%	1.24%	-0.10%	0.30%
2006 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	Division was not available
2007	Division was not available
2006	Division matured during this year
2005	121	$41.89	$45.37	$5,397	—%	0.84%	1.24%	1.37%	1.78%
2004	110	41.32	44.58	4,849	—	0.84	1.24	-0.23	0.18
2007 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	Division was not available
2007	Division matured during this year
2006	135	$47.02	$50.93	$6,761	—%	0.84%	1.24%	3.00%	3.42%
2005	170	45.65	49.25	8,235	—	0.84	1.24	0.36	0.77
2004	185	45.48	48.87	8,895	—	0.84	1.24	0.14	0.55
2008 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	Division matured during this year
2007	217	$50.59	$46.70	$10,802	—%	0.84%	1.24%	4.44%	4.01%
2006	235	44.90	48.44	11,238	—	0.84	1.24	2.51	2.93
2005	270	43.80	47.06	12,535	—	0.84	1.24	-0.42	-0.01
2004	289	43.99	47.07	13,407	—	0.84	1.24	0.88	1.29

6. UNIT VALUES (Continued)
2009 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	72	$48.12	$44.43	$3,423	—%	0.84%	1.24%	2.48%	2.07%
2007	76	46.96	43.53	3,540	—	0.84	1.24	6.04	5.61
2006	89	41.21	44.28	3,874	—	0.84	1.24	2.37	2.78
2005	98	40.26	43.08	4,168	—	0.84	1.24	-0.51	-0.11
2004	125	40.47	43.13	5,312	—	0.84	1.24	1.69	2.10
2010 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	115	$49.03	$45.44	$5,554	—%	0.84%	1.24%	5.28%	4.85%
2007	119	46.57	43.34	5,442	—	0.84	1.24	7.48	7.04
2006	120	40.49	43.33	5,122	—	0.84	1.24	2.05	2.46
2005	147	39.67	42.28	6,143	—	0.84	1.24	-0.18	0.23
2004	154	39.74	42.19	6,442	—	0.84	1.24	2.70	3.12
2011 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	27	$43.19	$40.19	$1,142	—%	0.84%	1.24%	7.88%	7.44%
2007	28	40.03	37.41	1,129	—	0.84	1.24	8.53	8.09
2006	21	34.61	36.89	761	—	0.84	1.24	1.97	2.39
2005	36	33.94	36.03	1,292	—	0.84	1.24	0.61	1.01
2004	43	33.74	35.67	1,545	—	0.84	1.24	3.32	3.74
2013 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	33	$34.37	$32.25	$1,117	—%	0.84%	1.24%	11.17%	10.72%
2007	35	30.92	29.13	1,057	—	0.84	1.24	9.32	8.87
2006	34	26.76	28.28	962	—	0.84	1.24	1.79	2.20
2005	38	26.29	27.67	1,035	—	0.84	1.24	1.58	1.99
2004	32	25.88	27.13	861	—	0.84	1.24	4.79	5.22
2014 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	171	$35.02	$32.99	$5,937	—%	0.84%	1.24%	12.61%	12.16%
2007	192	31.09	29.41	5,912	—	0.84	1.24	9.85	9.40
2006	208	26.89	28.31	5,840	—	0.84	1.24	1.69	2.10
2005	234	26.44	27.73	6,451	—	0.84	1.24	1.96	2.38
2004	295	25.93	27.08	7,933	—	0.84	1.24	5.74	6.18

6. UNIT VALUES (Continued)
2019 Trust

				Net Assets	Investment	Expense		Total
December 31,	Units (000’s)	Unit Value		(000’s)	Income Ratio	Ratio		Return
		Lowest	Highest			Lowest	Highest	Lowest	Highest
2008	212	$21.40	$20.57	$4,491	—%	0.84%	1.24%	19.77%	19.28%
2007	218	17.87	17.25	3,866	—	0.84	1.24	9.48	9.04
2006	227	16.00	16.32	3,691	—	0.84	1.09	0.21	0.62
2005	237	15.94	16.22	3,829	—	0.84	1.09	7.37	7.64
2004	171	14.72	15.07	2,570	—	0.84	1.24	9.96	10.41

7.	CHARGES AND FEES

The following table is a listing of all expenses charged to the separate account. Mortality and expense, rider and administrative charges may be assessed through a reduction in unit value or redemption of units or as fixed charges.
Prime Plan 1

Charge	When Charge Is Deducted	Amount Deducted
Mortality and Expense Charge	Daily - reduction of unit values	0.50% annually
Trust Acquisition Charge	Daily - reduction of unit values	0.34% annually
Contract Owner Charges:
Administrative Charge	Annually - redemption of units	Varies based on face amount of contract.
Policy Loan Processing Charges:
Net Loan Cost	Annually - redemption of units	0.75% of the loan debt and a pro rata amount of this charge is incurred upon surrender.
Cost of Insurance	Annually - redemption of units	Charges vary by insured’s underwriting class, sex and attained age, and the policy’s net amount at risk and a pro rata amount of this charge is incurred upon surrender.
Prime Plan 2

Charge	When Charge Is Deducted	Amount Deducted
Mortality and Expense Charge	Daily - reduction of unit values	0.50% annually
Trust Acquisition Charge	Daily - reduction of unit values	0.34% annually
Policy Loading Charges:
Deferred policy load	Annually - redemption of units	7.50% for premium payment deferred over 10 years and upon surrender the balance of the deferred policy loading chargeable to any payment made that has not yet been deducted is subtracted from the investment base of the policy.
Contract Owner Charges:
Administrative Charge	Annually - redemption of units	Varies based on face amount of contract.
Policy Loan Processing Charges:
Net Loan Cost	Annually - redemption of units	0.75% of the loan debt and a pro rata amount of this charge is incurred upon surrender.
Cost of Insurance	Annually - redemption of units	Charges vary by insured’s underwriting class, sex and attained age, and the policy’s net amount at risk and a pro rata amount of this charge is incurred upon surrender.
Prime Plans 3-4

Charge	When Charge Is Deducted	Amount Deducted
Mortality and Expense Charge	Daily - reduction of unit values	0.50% annually
Trust Acquisition Charge	Daily - reduction of unit values	0.34% annually
Policy Loading Charges:
Deferred Policy Load	Annually - redemption of units	7.75% for premium payment deferred over 10 years and upon surrender the balance of the deferred policy loading chargeable to any payment made that has not yet been deducted is subtracted from the investment base of the policy.
Contract Owner Charges:
Administrative Charge	Annually - redemption of units	Varies based on face amount of contract.
Policy Loan Processing Charges:
Net Loan Cost	Annually - redemption of units	0.75% of the loan debt and a pro rata amount of this charge is incurred upon surrender.
Cost of Insurance	Annually - redemption of units	Charges vary by insured’s underwriting class, sex and attained age, and the policy’s net amount at risk and a pro rata amount of this charge is incurred upon surrender.

7. CHARGES AND FEES (Continued)
Prime Plan 5

Charge	When Charge Is Deducted	Amount Deducted
Mortality and Expense Charge	Daily - reduction of unit values	0.60% annually
Trust Acquisition Charge	Daily - reduction of unit values	0.34% annually
Policy Loading Charges:
Deferred Policy Load	Annually - redemption of units	7% of premium in the first year, deferred over 10 years.
6.5% of each additional payment made after the first year, deferred over 10 years.
Upon surrender the balance of the deferred policy loading chargeable to any payment made that has not yet been deducted.
Policy Loan Processing Charges:
Net Loan Cost	Annually - redemption of units	0.75% of the loan debt for year 1-10.
0.60% of the loan debt for year 11 or more.
A pro rata amount of this charge is incurred upon surrender.
Cost of Insurance	Quarterly - redemption of units	Charges vary by insured’s underwriting class, sex and attained age, and the policy’s net amount at risk and a pro rata amount of this charge is incurred upon surrender.
Prime Plan 6

Charge	When Charge Is Deducted	Amount Deducted
Mortality and Expense Charge	Daily - reduction of unit values	0.75% annually
Trust Acquisition Charge	Daily - reduction of unit values	0.34% annually
Policy Loading Charges:
Deferred Policy Load	Annually - redemption of units	Single: 7% of initial and additional premium in the first year, deferred over 10 years.
Joint: 9% of initial and additional premium in the first year, deferred over 10 years.
Upon surrender the balance of the deferred policy loading chargeable to any payment made that has not yet been deducted is subtracted from the investment base of the policy.
Contract Owner Charges:
Administrative Charge	Quarterly - redemption of units	$12.50 fee
Policy Loan Processing Charges:
Net Loan Cost	Annually - redemption of units	Guaranteed Investment Division (“GID”) invested funds: 2% of loan debt.
Non-GID invested funds: 0.75% of loan debt.
A pro rata amount of this charge is incurred upon surrender.
Cost of Insurance	Quarterly - redemption of units	Charges vary by insured’s underwriting class, sex and attained age, and the policy’s net amount at risk and a pro rata amount of this charge is incurred upon surrender.
Prime Plan 7

Charge	When Charge Is Deducted	Amount Deducted
Mortality and Expense Charge	Daily - reduction of unit values	0.90% annually
Trust Acquisition Charge	Daily - reduction of unit values	0.34% annually
Policy Loading Charges:
Deferred Policy Load	Annually - redemption of units	Single: 7% of initial and additional premium in the first year, deferred over 10 years.
Joint: 9% of initial and additional premium in the first year, deferred over 10 years.
Upon surrender the balance of the deferred policy loading chargeable to any payment made that has not yet been deducted is subtracted from the investment base of the policy.
Policy Loan Processing Charges:
Net Loan Cost	Annually - redemption of units	Wash loans: 0% of loan debt.
Non-wash loans: 2% of loan debt.
A pro rata amount of this charge is incurred upon surrender.
Cost of Insurance	Quarterly - redemption of units	Charges vary by insured’s underwriting class, sex and attained age, and the policy’s net amount at risk and a pro rata amount of this charge is incurred upon surrender.

7.	CHARGES AND FEES (Continued)
Prime Plan Investor

Charge	When Charge Is Deducted	Amount Deducted
Mortality and Expense Charge	Daily - reduction of unit values	0.90% annually
Trust Acquisition Charge	Daily - reduction of unit values	0.34% annually
Policy Loading Charges:
Deferred Policy Load	Annually - redemption of units	Single: 7% of initial and additional premium in the first year, deferred over 10 years.
Joint: 9% of initial and additional premium in the first year, deferred over 10 years.
Upon surrender the balance of the deferred policy loading chargeable to any payment made that has not yet been deducted is subtracted from the investment base of the policy.
Policy Loan Processing Charges:
Net Loan Cost	Annually - redemption of units	2% of loan debt and a pro rata amount of this charge is incurred upon surrender.
Cost of Insurance	Quarterly - redemption of units	Charges vary by insured’s underwriting class, sex and attained age, and the policy’s net amount at risk and a pro rata amount of this charge is incurred upon surrender.
Directed Life

Charge	When Charge Is Deducted	Amount Deducted
Mortality and Expense Charge	Daily - reduction of unit values	0.50% annually
Trust Acquisition Charge	Daily - reduction of unit values	0.34% annually
Contract Owner Charges:
Policy Loan Processing Charges:
Net Loan Cost	Annually - redemption of units	Non-adjustable loan rate: 0.75% of loan debt.
Adjustable loan rate: 0.25% — 0.75% of loan debt.
A pro rata amount of this charge is incurred upon surrender.
Cost of Insurance	Quarterly - redemption of units	Charges vary by insured’s underwriting class, sex and attained age, and the policy’s net amount at risk and a pro rata amount of this charge is incurred upon surrender.
Directed Life 2

Charge	When Charge Is Deducted	Amount Deducted
Mortality and Expense Charge	Daily - reduction of unit values	0.75% annually
Trust Acquisition Charge	Daily - reduction of unit values	0.34% annually
Policy Loading Charges:
Deferred Policy Load	Annually - redemption of units	Charge varies based on plan type, the premium payment period, and the type of premium
(scheduled or unscheduled).
Contract Owner Charges:
Administrative Charge	Quarterly - redemption of units	$12.50 fee
Policy Loan Processing Charges:
Net Loan Cost	Annually - redemption of units	0.75% of the loan debt and a pro rata amount of this charge is incurred upon surrender.
Cost of Insurance	Quarterly - redemption of units	Charges vary by insured’s underwriting class, sex and attained age, and the policy’s net amount at risk and a pro rata amount of this charge is incurred upon surrender.

8.	UNITS ISSUED AND REDEEMED

Units issued and redeemed during 2008 and 2007 were as follows:

	BlackRock	BlackRock		BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Money	Government	BlackRock	Large Cap	Fundamental	Balanced	High	Global	Utilities and
	Market	Income	Total Return	Core	Growth	Capital	Income	Allocation	Telecommunications
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	V.I. Fund
Outstanding at January 1, 2007	5,321	1,677	839	1,334	1,544	10,635	762	3,590	325
Activity during 2007:
Issued	3,170	215	118	119	111	535	103	533	253
Redeemed	(3,286)	(424)	(193)	(249)	(344)	(1,679)	(225)	(671)	(304)

Outstanding at December 31, 2007	5,205	1,468	764	1,204	1,311	9,491	640	3,452	274
Activity during 2008:
Issued	3,546	336	191	107	137	593	169	655	144
Redeemed	(3,542)	(506)	(246)	(295)	(263)	(1,667)	(221)	(786)	(201)

Outstanding at December 31, 2008	5,209	1,298	709	1,016	1,185	8,417	588	3,321	217

	BlackRock	BlackRock	BlackRock	BlackRock		BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Basic	Value	S&P 500	Global		Balanced	Large Cap	International	Large Cap	Global
	Value	Opportunities	Index	Growth		Capital	Value	Value	Growth	Allocation
(In thousands)	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund		V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund
Outstanding at January 1, 2007	1,715	863	1,376	634	13		1,854	1,243	1,066	103
Activity during 2007:
Issued	138	100	261	1,108	4		339	402	324	7
Redeemed	(452)	(242)	(414)	(732)	(9)		(533)	(465)	(373)	(33)

Outstanding at December 31, 2007	1,401	721	1,223	1,010	8		1,660	1,180	1,017	77
Activity during 2008:
Issued	124	67	411	445	—		794	213	244	1
Redeemed	(344)	(188)	(731)	(956)	(4)		(925)	(440)	(265)	(8)

Outstanding at December 31, 2008	1,181	600	903	499	4		1,529	953	996	70

8.	UNITS ISSUED AND REDEEMED (Continued)

	AllianceBernstein		AIM V.I.	AIM V.I.	Roszel /	Roszel / Allianz
	VPS Large Cap	MFS®	Capital	Core	Delaware	CCM Capital
	Growth	Growth	Appreciation	Equity	Trend	Appreciation	2007	2008	2009
(In thousands)	Portfolio	Series	Fund	Fund	Portfolio	Portfolio	Trust	Trust	Trust
Outstanding at January 1, 2007	648	327	210	614	199	237	135	235	89
Activity during 2007:
Issued	72	98	21	117	76	24	2	5	7
Redeemed	(183)	(107)	(48)	(208)	(107)	(59)	(137)	(23)	(20)

Outstanding at December 31, 2007	537	318	183	523	168	202	—	217	76
Activity during 2008:
Issued	71	97	8	39	51	9	—	—	11
Redeemed	(149)	(123)	(44)	(105)	(79)	(43)	—	(217)	(15)

Outstanding at December 31, 2008	459	292	147	457	140	168	—	—	72

	2010	2011	2013	2014	2019
(In thousands)	Trust	Trust	Trust	Trust	Trust
Outstanding at January 1, 2007	120	21	34	208	227
Activity during 2007:
Issued	28	12	7	11	31
Redeemed	(29)	(5)	(6)	(27)	(40)

Outstanding at December 31, 2007	119	28	35	192	218
Activity during 2008:
Issued	18	1	—	9	1
Redeemed	(22)	(2)	(2)	(30)	(7)

Outstanding at December 31, 2008	115	27	33	171	212

Ernst & Young LLP Suite 3000
801 Grand Avenue Des Moines, Iowa 50309-2767

Tel: +1 515 243 2727 www.ey.com

Report of Independent Registered Public Accounting Firm
The Board of Directors
Merrill Lynch Life Insurance Company
We have audited the accompanying balance sheets of Merrill Lynch Life Insurance Company as of December 31, 2008 and 2007, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Merrill Lynch Life Insurance Company at December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.
Des Moines, Iowa
March 25, 2009
A member firm of Ernst & Young Global Limited

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1414
USA

Tel: +1 212 436 2000
Fax: +1 212 436 5000
www.deloitte.com
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
Merrill Lynch Life Insurance Company
We have audited the accompanying statements of income, comprehensive income, stockholder’s equity, and cash flows of Merrill Lynch Life Insurance Company (the “Company”) for the year ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the results of operations and cash flows of Merrill Lynch Life Insurance Company for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
March 2, 2007
Member of
Deloitte Touche Tohmatsu

MERRILL LYNCH LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
BALANCE SHEETS

	December 31,
	2008	2007
(dollars in thousands, except share data)	Successor
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2008 — $1,510,368; 2007 — $1,411,730)	$1,372,016	$1,411,730
Equity available-for-sale securities, at estimated fair value (cost: 2008 — $21,699; 2007 — $37,182)	13,506	37,182
Limited partnerships	15,260	18,785
Mortgage loans on real estate	77,062	—
Policy loans	913,882	948,625

Total investments	2,391,726	2,416,322

Cash and cash equivalents	428,904	158,633
Accrued investment income	38,816	39,626
Deferred policy acquisition costs	24,271	—
Deferred sales inducements	7,232	—
Value of business acquired	581,090	574,950
Other intangibles	—	74,930
Goodwill	2,800	156,880
Federal income taxes — current	5,400	6,641
Federal income taxes — deferred	117,043	2,031
Reinsurance receivables	14,219	5,440
Affiliated receivable — net	1,124	—
Other assets	44,062	40,741
Separate Accounts assets	7,457,096	11,232,996

Total Assets	$11,113,783	$14,709,190

See Notes to Financial Statements

MERRILL LYNCH LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
BALANCE SHEETS — Continued

	December 31,
	2008	2007
(dollars in thousands, except share data)	Successor
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,751,265	$1,900,837
Future policy benefits	499,278	396,760
Claims and claims settlement expenses	38,883	42,405

	2,289,426	2,340,002

Other policyholder funds	2,006	4,703
Payable for collateral under securities loaned	182,451	—
Payable for investments purchased — net	2,753	1,399
Other liabilities	14,432	10,954
Separate Accounts liabilities	7,457,096	11,232,996

Total Liabilities	9,948,164	13,590,054

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	2,500
Additional paid-in capital	1,366,636	1,116,636
Accumulated other comprehensive loss, net of taxes	(65,178)	—
Retained deficit	(138,339)	—

Total Stockholder’s Equity	1,165,619	1,119,136

Total Liabilities and Stockholder’s Equity	$11,113,783	$14,709,190

See Notes to Financial Statements

MERRILL LYNCH LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
STATEMENTS OF INCOME

	For the Years Ended December 31,
	2008	2007	2006
(dollars in thousands)	Successor	Predecessor
Revenues
Policy charge revenue	$240,667	$267,586	$264,669
Net investment income	135,158	136,416	142,617
Net realized investment gains	27,721	2,055	1,236

Total Revenues	403,546	406,057	408,522

Benefits and Expenses
Interest credited to policyholder liabilities	91,447	93,978	101,837
Policy benefits (net of reinsurance recoveries:
2008 — $16,492; 2007 — $15,311; 2006 — $14,536)	190,578	42,286	39,158
Reinsurance premium ceded	22,789	28,292	26,919
Amortization (accretion) of deferred policy acquisition costs	(695)	22,064	42,337
Amortization of value of business acquired	37,671	—	—
Amortization of other intangibles	3,774	—	—
Impairment charges	215,462	—	—
Insurance expenses and taxes	68,778	59,846	59,248

Total Benefits and Expenses	629,804	246,466	269,499

Income (Loss) Before Taxes	(226,258)	159,591	139,023

Federal Income Tax Expense (Benefit)
Current	—	37,982	40,293
Deferred	(87,919)	11,090	3,993

Federal Income Tax Expense (Benefit)	(87,919)	49,072	44,286

Net Income (Loss)	$(138,339)	$110,519	$94,737

See Notes to Financial Statements

MERRILL LYNCH LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2008	2007	2006
(dollars in thousands)	Successor	Predecessor
Net Income (Loss)	$(138,339)	$110,519	$94,737

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding gains (losses) arising during the period	(146,545)	4,072	1,403
Reclassification adjustment for (gains) losses included in net income	—	56	(524)

	(146,545)	4,128	879

Adjustments:
Policyholder liabilities	(647)	(4,795)	1,377
Deferred policy acquisition costs	1,481	—	—
Value of business acquired	45,438	—	—
Deferred federal income taxes	35,095	233	(790)

	81,367	(4,562)	587

Total other comprehensive income (loss), net of taxes	(65,178)	(434)	1,466

Comprehensive Income (Loss)	$(203,517)	$110,085	$96,203

See Notes to Financial Statements

MERRILL LYNCH LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
STATEMENTS OF STOCKHOLDER’S EQUITY

			Accumulated
		Additional	Other	Retained	Total
	Common	Paid-in	Comprehensive	Earnings	Stockholder’s
(dollars in thousands)	Stock	Capital	Income (Loss)	(Deficit)	Equity
Balance, January 1, 2006 (Predecessor)	$2,500	$397,324	$(11,699)	$364,708	$752,833
Net income				94,737	94,737
Cash dividend paid to Merrill Lynch Insurance Group, Inc.				(180,000)	(180,000)
Other comprehensive income, net of taxes			1,466		1,466

Balance, January 1, 2007 (Predecessor)	2,500	397,324	(10,233)	279,445	669,036
Net income				110,519	110,519
Cash dividend paid to Merrill Lynch Insurance Group, Inc.				(193,731)	(193,731)
Other comprehensive loss, net of taxes			(434)		(434)

Balance, at date of acquisition, (Predecessor)	2,500	397,324	(10,667)	196,233	585,390
Effect of push down accounting of AEGON USA, LLC.’s purchase price on Merrill Lynch Life Insurance Company’s net assets acquired		719,312	10,667	(196,233)	533,746

Balance, December 31, 2007 (Successor)	2,500	1,116,636	—	—	1,119,136
Net loss				(138,339)	(138,339)
Capital contribution from AEGON USA, LLC		250,000			250,000
Other comprehensive loss, net of taxes			(65,178)		(65,178)

Balance, December 31, 2008 (Successor)	$2,500	$1,366,636	$(65,178)	$(138,339)	$1,165,619

See Notes to Financial Statements

MERRILL LYNCH LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2008	2007	2006
(dollars in thousands)	Successor	Predecessor
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(138,339)	$110,519	$94,737
Adjustment to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Changes in:
Deferred policy acquisition costs	(22,790)	(9,142)	10,541
Deferred sales inducements	(7,232)	(12,000)	(12,308)
Unearned policy charge revenue	—	2,232	(10,059)
Value of business acquired	37,670	—	—
Other intangibles	3,774	—	—
Benefit reserves	132,629	(4,034)	(2,218)
Federal income tax accruals	(87,203)	11,090	3,993
Claims and claims settlement expenses	(3,522)	(21)	11,279
Other policyholder funds	(2,697)	(2,270)	5,025
Other operating assets and liabilities, net	(1,979)	(16,349)	32,298
Amortization (accretion) of investments	(2,228)	3,008	7,350
Limited partnership asset distributions	(858)	(610)	—
Impairment charges	215,462	—	—
Interest credited to policyholder liabilities	91,447	93,978	101,837
Net realized investment gains	(27,721)	(2,055)	(1,236)

Net cash and cash equivalents provided by operating activities	186,413	174,346	241,239

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities	598,127	262,046	390,637
Maturities of available-for-sale securities and mortgage loans	295,409	295,271	160,863
Purchases of available-for-sale securities and mortgage loans	(1,066,743)	(376,215)	(236,551)
Sales of limited partnerships	1,148	860	1,028
Purchases of limited partnerships	—	—	(250)
Increase in payable for collateral under securities loaned	182,451	—	—
Policy loans on insurance contracts, net	34,743	20,249	23,269
Net settlement on futures contracts	37,803	—	—
Other	3,235	—	—

Net cash and cash equivalents provided by investing activities	86,173	202,211	338,996

See Notes to Financial Statements

MERRILL LYNCH LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
STATEMENTS OF CASH FLOWS (Continued)

	For the Years Ended December 31,
	2008	2007	2006
(dollars in thousands)	Successor	Predecessor
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution from AEGON USA, LLC.	250,000	—	—
Cash dividend paid to Merrill Lynch Insurance Group, Inc.	—	(193,731)	(180,000)
Policyholder deposits	389,370	632,846	685,069
Policyholder withdrawals	(641,685)	(887,625)	(911,037)

Net cash and cash equivalents used in financing activities	(2,315)	(448,510)	(405,968)

Net increase (decrease) in cash and cash equivalents (1)	270,271	(71,953)	174,267
Cash and cash equivalents, beginning of year	158,633	230,586	56,319

Cash and cash equivalents, end of year	$428,904	$158,633	$230,586

(1)	Included in net increase (decrease) in cash and cash equivalents is interest received (2008 — $1,137; 2007 — $0; 2006 — $0); interest paid (2008 — $196; 2007 — $501; 2006 — 494); Federal income taxes paid (2008 — $5,400; 2007 — $60,918; 2006 — $41,570); and Federal income taxes received (2008 — $6,115; 2007 — $0; 2006 — $0)
See Notes to Financial Statements

MERRILL LYNCH LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
NOTES TO FINANCIAL STATEMENTS
(Dollars in Thousands)
Note 1. Summary of Significant Accounting Policies
Description of Business
Merrill Lynch Life Insurance Company (“MLLIC” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC. (“AUSA”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over 20 countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries.
On December 28, 2007 (the “acquisition date”), MLLIC and its affiliate, ML Life Insurance Company of New York (“MLLICNY”) were acquired by AUSA for $1.12 billion and $0.13 billion, respectively, for a total price for both entities of $1.25 billion. Prior to the acquisition date, MLLIC was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. (“MLIG”), which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co.”). See Note 2 for additional information on the adjustments to the initial purchase price allocation related to this transaction.
The Company sells non-participating annuity products, including variable annuities, modified guaranteed annuities and immediate annuities. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPF&S”).
Basis of Reporting
The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting practices (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.
On December 28, 2007, AUSA completed the acquisition of MLLIC and its affiliate MLLICNY. In accordance with Statement of Financial Accounting Standard (“SFAS”) No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangibles, the acquisition was accounted for by AUSA using the purchase method of accounting, which requires the assets and liabilities of the Company to be identified and measured at their estimated fair values as of the Acquisition date. The estimated fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. See Note 2 for additional information on the adjustments to the initial purchase price allocation.
In addition, as required by the U.S. Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 54, Push Down Basis of Accounting in Financial Statements of a Subsidiary, the purchase method of accounting applied by AUSA to the acquired assets and liabilities associated with the Company has been “pushed down” to the financial statements of the Company, thereby establishing a new basis of accounting. As a result, the Company follows AUSA’s accounting policies subsequent to the acquisition date. This new basis of accounting is referred to as the “successor basis”, while the historical basis of accounting is referred to as the “predecessor basis’’. In general, all 2008 amounts as well as Balance Sheet amounts for 2007 are representative of the successor basis of accounting while the Statements of Income, Stockholder’s Equity, Comprehensive Income, and Cash Flows amounts for 2007 and 2006 are representative of the predecessor basis of accounting. Financial statements included herein for periods prior and subsequent to the acquisition date are labeled “Predecessor” and “Successor”, respectively.
Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation. These reclassifications have no effect on net income or stockholder’s equity of the prior years.
Accounting Estimates and Assumptions
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, goodwill, value of business acquired, other intangibles, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments
Fixed maturity and equity securities
The Company’s investments in fixed maturity and equity securities are classified as either available-for-sale or trading and are reported at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes. These changes in estimated fair value are not reflected in the Statements of Income until a sale transaction occurs or when declines in fair value are deemed other-than-temporary. Unrealized gains and losses on trading account securities are included in net realized investment gains. During the first quarter 2006, the Company liquidated its trading portfolio.
If management determines that a decline in the value of an available-for-sale security is other-than-temporary, the amortized cost is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, information obtained from external sources (i.e. company announcements, rating agency announcements, or news wire services) and the Company’s ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment. The factors that may give rise to a potential other-than-temporary impairment include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.
For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Subsequent to December 28, 2007, realized gains and losses on the sale or maturity of investments are determined on the first-in, first-out (“FIFO”) basis. Prior to December 28, 2007, realized gains and losses on the sale or maturity of investments were determined on the basis of specific identification.
Certain fixed maturity and equity securities are considered below investment grade. The Company defines below investment grade securities as unsecured debt obligations that have a Standard and Poor’s (“S&P”) or similar rating agency rating lower than BBB-.
For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company utilizes pricing services and broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the Balance Sheets.
Each month, the Company performs an analysis of the information obtained from third party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events.
The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. Monthly the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is immaterial (less than 1% of the value).
Limited partnerships
The Company has investments in three limited partnerships that are not publicly traded. One of the partnerships is carried at fair market value which is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining two partnerships are carried at cost.

Mortgage Loans on Real Estate
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The Company does not accrue interest on impaired loans and loans ninety days past due.
Policy loans
Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.
Derivative Instruments
Derivatives are financial instruments in which the value changes in response to an underlying variable, that require little or no net initial investment and are settled at a future date. All derivatives recognized on the Balance Sheets are carried at fair value. All changes in fair value are recognized in the Statements of Income. The fair value for exchange traded derivatives, such as futures, is calculated net of the interest accrued to date and is based on quoted market prices. Net settlements on the futures contracts occur daily.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.
Securities Lending
Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all the risks and rewards of asset ownership. The lent securities are included in fixed maturity available-for-sales securities in the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued.
Deferred Policy Acquisition Costs (“DAC”)
Policy acquisition costs for variable annuities and variable life insurance contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of DAC.
Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the Statements of Income are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.
The most significant assumptions involved in the estimation of future gross profits are future net Separate Accounts performance, surrender rates, mortality rates and reinsurance costs. For variable annuities, the Company generally establishes a long-term rate of net Separate Accounts growth. If returns over a determined historical period differ from the long-term assumption, returns for future determined periods are calculated so that the long-term assumption is achieved. The result is that the long-term rate is assumed to be realized over a specified period. However, the long-term rate may be adjusted if expectations change. This method for projecting market returns is known as reversion to the mean, a standard industry practice. At December 31, 2008, the reversion to the mean assumption was 15% gross short-term equity growth rate for five years and thereafter a 9% gross long-term growth rate. Additionally, the Company may modify the rate of net Separate Accounts growth over the short term to reflect near-term expectations of the economy and financial market performance in which Separate Accounts assets are invested. Surrender and mortality rates for all variable contracts are based on historical experience and a projection of future experience.
Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or benefit to current operations, commonly referred to as “unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.
During 1990, the Company entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-five year period using an effective interest rate of 7.5%. This reinsurance agreement provided for payment of contingent ceding commissions, for a ten year period, based upon the persistency and mortality experience of the insurance contracts assumed. Payments made for contingent ceding commissions were capitalized and amortized using an identical methodology as that used for the initial acquisition costs.
At December 31, 2008, variable annuities accounted for the Company’s entire DAC asset. At December 31, 2007, the DAC balance was zero as a result of push down accounting at the acquisition date. See Note 6 to the Financial Statements for further discussion.
Deferred Sales Inducements (“DSI”)
The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.
The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Income. At December 31, 2008, variable annuities accounted for the Company’s entire DSI asset. At December 31, 2007, the DSI balance was zero as a result of push down accounting at the acquisition date. See Note 6 to the Financial Statements for further discussion.
Value of Business Acquired (“VOBA”)
VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts inforce at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, separate account performance, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions in estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of VOBA. This practice assumes that the expectations for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. At December 31, 2008, the reversion to the mean assumption was 15% gross short-term equity growth rate for five years and thereafter a 9% gross long-term growth rate. See Note 5 to the Financial Statements for further discussion.
Other Intangibles
Other intangible assets acquired at the acquisition date are a distribution agreement, a tradename and a non-compete agreement. The tradename and the non-compete are required to be amortized on a straight-line basis over their useful life of five years. The distribution intangible is amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which is 30 years. The entire asset amount has been allocated to annuities. The carrying values of the intangibles is reviewed periodically for indicators of impairment in value including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the Company operates, (2) the profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant business operation. See Note 5 to the Financial Statements for further discussion.

Goodwill
Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Under SFAS No. 142, goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. See Note 5 to the Financial Statements for further discussion.
Separate Accounts
The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.
Policyholder Account Balances
The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

2008
Interest-sensitive life products	4.00% — 4.85%
Interest-sensitive deferred annuities	0.05% — 6.80%
These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.
Future Policy Benefits
The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Liabilities for guaranteed benefits for variable annuity and life insurance contracts are discussed in more detail in Note 7 of the Financial Statements. Interest rates used in establishing such liabilities are as follows:

2008
Interest rates used for liabilities	2.55% — 5.75%
Revenue Recognition
Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.
Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned. The Company does not currently manufacture variable life insurance contracts.
Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned. The Company does not currently manufacture single premium deferred annuities or single premium whole life contracts.
Claims and Claims Settlement Expenses
Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.
Unearned Policy Charge Revenue (“UPCR”)
Certain variable life insurance products contain policy charges that are assessed at policy issuance. These policy charges are deferred and accreted into policy charge revenue based on the estimated future gross profits for each group of contracts, consistent with the amortization of DAC. The impact of any revisions on cumulative accretion is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. The Company records a liability equal to the unaccreted balance of these policy charges on the Balance Sheets. The accretion of the UPCR is recorded as a component of policy charge revenue in the Statements of Income. As of December 31, 2007, the UPCR balance was zero as a result of push down accounting at the acquisition date.
Federal Income Taxes
The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.
For federal income tax purposes, an election under Internal Revenue Code Section 338 was made by AUSA in connection with the purchase of the Company. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the acquisition date resulting in a change to the related deferred income taxes.
Subsequent to acquisition, the Company will file a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. The results of operations of the Company through December 28, 2007 were included in the consolidated federal income tax return of ML&Co. The Company had entered into a tax-sharing agreement with ML&Co. whereby the Company calculated its current tax provision based on its operations and periodically remitted its current federal income tax liability to ML&Co. The tax-sharing agreement with ML&Co. was terminated on December 28, 2007. The Company has not entered into a new tax sharing agreement.
The Company is subject to taxes on premiums and is exempt from state income taxes in most states.
Recent Accounting Pronouncements
Current Adoption of Recent Accounting Pronouncements
In January 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) No. EITF 99-20-1, Amendments to the Impairment and Interest Income Measurement Guidance of EITF Issue No. 99-20 (“FSP EITF 99-20-1”). The FSP amends the impairment and related interest income measurement guidance in EITF 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an other-than-temporary impairment has occurred for debt securities classified as available-for-sale or held-to-maturity. The FSP permits the use of reasonable management judgment about the probability that the company will be able to collect all amounts due while previously EITF 99-20 required the use of market participant assumptions which could not be overcome by management judgment. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, and other related guidance. The FSP became effective for interim and annual reporting periods ending after December 15, 2008, and shall be applied prospectively. The Company adopted FSP EITF 99-20-1 on December 31, 2008 and it had no material impact on the Company’s financial statements.

In October 2008, the FASB issued FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active. The FSP clarifies the application of SFAS No. 157, Fair Value Measurements, in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The key considerations illustrated in the FSP No. FAS 157-3 example include the use of an entity’s own assumptions about future cash flows and appropriately risk-adjusted discount rates, appropriate risk adjustments for nonperformance and liquidity risks, and the reliance that an entity should place on quotes that do not reflect the result of market transactions. The FSP became effective upon issuance. The FSP adoption did not have a material impact on the Company’s financial statements.
In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. This Statement identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. SFAS No. 162 became effective on November 15, 2008. The adoption of this Statement did not have a material impact on the Company’s financial statements.
In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP amends FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require additional disclosure about the current status of the payment/performance risk of a guarantee. The provisions of the FSP that amended SFAS No. 133 and Interpretation No. 45 are effective for reporting periods (annual or interim) ending after November 15, 2008. The Company adopted FSP No. FAS 133-1 and FIN 45-4 on December 31, 2008. The adoption did not have a material impact on the Company’s financial statements.
In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities, with changes in fair value recognized in earnings as they occur. SFAS No. 159 permits the fair value option election on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company adopted SFAS No. 159 on January 1, 2008. The adoption did not have a material impact on the Company’s financial statements. See Note 3 to the Financial Statements for additional disclosures.
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, with early adoption permitted provided the entity has not yet issued financial statements for the fiscal year, including any interim periods. The provisions of SFAS No. 157 are to be applied prospectively. The Company adopted SFAS No. 157 on January 1, 2008. The adoption did not have a material impact on the Company’s financial statements. See Note 3 to the Financial Statements for additional disclosures.
Future Adoption of Recent Accounting Pronouncements
In April 2008, the FASB issued FASB Staff Position No. FAS 142-3, Determination of the Useful Life of Intangible Assets (“FSP No. FAS 142-3”). The FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets. FSP No. FAS 142-3 requires entities estimating the useful life of a recognized intangible asset to consider their historical experience in renewing or extending similar arrangements or, in the absence of historical experience, to consider assumptions that market participants would use about renewal or extension as adjusted for entity-specific factors included in SFAS No. 142. The guidance in FSP No. FAS 142-3 is effective for fiscal years beginning after December 15, 2008. The Company expects to adopt FSP No. FAS 142-3 on January 1, 2009, which affects disclosures and therefore will not impact the Company’s results of operations or financial position.
The FSP also clarifies that the disclosures required by SFAS No. 161 should be provided for any reporting period (annual or quarterly interim) beginning after November 15, 2008. This is consistent with the Company’s plan for adoption of SFAS No. 161 on January 1, 2009.
In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133. This Statement amends and expands the disclosure requirements in SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008 with early application permitted. The Company expects to adopt SFAS No. 161 on January 1, 2009, which affects disclosures and therefore will not impact the Company’s results of operations or financial position.
In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statement. This statement amends Accounting Research Bulletin No. 51, Consolidated Financial Statements. Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and does not expect the adoption to have a material impact on the results of operation or financial position.
In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS No. 141(R)”). This statement replaces SFAS No. 141, Business Combinations and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) and will apply its requirements to acquisitions occurring on or after January 1, 2009, and does not expect the adoption to have a material impact on the results of operation or financial position.
Note 2. Adjustments to Initial Purchase Price Allocation
On December 28, 2007, the Company and its affiliate, MLLICNY, were acquired by AUSA for $1.12 billion and $0.13 billion, respectively, for a total price for both entities of $1.25 billion. The allocation of the purchase price to the entities was based on their relative value. Since the actual results between the period December 28, 2007 and December 31, 2007 were not material, the Company utilized December 31, 2007 as the acquisition date.
In addition, on December 28, 2007, ML&Co. and AUSA entered into a transition services agreement whereby ML&Co. is to provide certain outsourced third-party services required for the normal operations of the business and other services necessary for the migration to AUSA’s infrastructure. These services may be provided for a period of up to two years.
The purchase price was initially allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair value as of the acquisition date. The Company made refinements during 2008 to the initial estimated fair values as additional information became available.

The following adjustments as of December 31, 2008 were made to the initial purchase price allocation:

	Purchase Price Allocation
	December 31,		December 31,
	2007	Adjustments	2008 (a)
Value of business acquired, gross	$574,950	$(6,759)	$568,191
Goodwill	156,880	(14,779)	142,101
Other intangibles	74,930	5,005	79,935
Federal income taxes — current	6,641	(525)	6,116
Federal income taxes — deferred	2,031	(2,031)	—
Reinsurance receivables	5,440	3,056	8,496
Other assets	40,741	(1,490)	39,251

Policyholder account balances	1,900,837	3,556	1,904,393
Future policy benefits	396,760	(23,014)	373,746
Federal income taxes — deferred	—	5,971	5,971
Other liabilities	10,954	(4,036)	6,918

(a)	This reflects the December 31, 2008 balance before adjustments for unrealized gains (losses) on investments, amortization and/or impairments.
VOBA reflects the estimated fair value of inforce contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts inforce at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.
The value of the distribution agreement reflects the estimated fair value of the Company’s distribution agreement acquired at the acquisition date. The value of the distribution agreement is based on actuarially determined projections of future sales during the term of the agreement. The distribution intangible will be amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which is 30 years.
The value of the trade name and the non-compete agreement reflects the estimated fair value of the trade name and the non-compete agreement at the acquisition date and will be amortized over the five year contractual agreement on a straight-line basis.
If actual experience under the distribution agreement, the trade name and the non-compete agreements differ from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.
For purposes of calculating the VOBA and other intangible assets relating to the acquisition, management considered the Company’s weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 9% and 11% were used for VOBA for the life and annuity segments, respectively. A discount rate of 12% was used to value the distribution agreement, the trade name and the non-compete agreement intangible assets. See Note 5 to the Financial Statements for further discussion on VOBA, Other Intangibles and Goodwill.
Note 3. Fair Value of Financial Instruments
Fair Value Measurements
SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.
Fair Value Hierarchy
The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means
Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis at December 31, 2008:

	2008
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity securities (a)	$247,254	$1,012,562	$112,200	$1,372,016
Equity securities (a)	—	13,506	—	13,506
Cash and cash equivalents (b)	—	441,943	—	441,943
Limited partnerships (c)	—	—	9,895	9,895
Separate Accounts assets (d)	7,457,096	—	—	7,457,096

Total assets	$7,704,350	$1,468,011	$122,095	$9,294,456

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$35,323	$35,323

Total liabilities	$—	$—	$35,323	$35,323

(a)	For publicly traded securities (Level 1), fair value is determined using quoted market prices. For securities without a readily ascertainable market value (Level 2), the Company utilizes pricing services and corroborated broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the date of the Balance Sheet. Level 3 consists of two types of securities: a) securities whose fair value is estimated based on non-binding broker quotes and b) immaterial mortgage backed securities without a readily ascertainable market value whose amortized cost equals fair value.

(b)	Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the abovementioned table.

(c)	The Company has an investment in a limited partnership for which the fair value was derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining two limited partnerships are carried at cost and are not included in the abovementioned table.

(d)	Separate Accounts assets are carried at the net asset value provided by the fund managers.

(e)	The Company records liabilities, which can be either positive or negative, for contracts containing guaranteed minimum withdrawal benefits (“GMWB”) and reinsurance on guaranteed minimum income benefit (“GMIB reinsurance”) riders in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. The GMWB and GMIB reinsurance provisions are treated as an embedded derivative and are required to be reported separately from the host variable annuity contract. The fair value of the GMWB and GMIB reinsurance obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of market return scenarios and other best estimate assumptions.

The Company’s Level 3 assets consist of an investment in a limited partnership, securities with non-binding broker quotes, and immaterial mortgage backed securities. The limited partnership is treated in accordance with SFAS No. 159, which was adopted on January 1, 2008. As a result of push down accounting at the acquisition date, no cumulative-effect adjustment to retained earnings was recorded with the initial adoption of SFAS No. 159.
The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2008:

	Limited Partnerships	Fixed Maturity
Balance at December 31, 2007	$13,420	$18,775

Total unrealized loss (a)	—	(26,004)
Purchases (sales) — net	(1,148)	38,289
Transfers into Level 3 — net	—	80,729
Changes in valuation (b)	(3,235)	603
Net realized investment gains (losses) (c)	858	(192)

Balance at December 31, 2008 (d)	$9,895	$112,200

(a)	Recorded as a component of other comprehensive income (loss).

(b)	Recorded as a component of net investment income in the Statements of Income.

(c)	Recorded as a component of net realized investment gains (losses) for fixed maturity and net investment income for limited partnerships in the Statements of Income.

(d)	Recorded as a component of limited partnerships and fixed maturity available-for-sale securities in the Balance Sheets.
In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. During the year, the transfers to Level 3 principally related to several CMO Agency securities which were valued based on broker quotes that could not be corroborated.
The Company’s Level 3 liabilities (assets) consist of provisions for GMWB and GMIB reinsurance. The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2008:

		GMIB
	GMWB	Reinsurance
Balance at December 31, 2007	$13,865	$744

Purchase price adjustment	(2,243)	(12,884)
Changes in valuation (a)	102,835	(66,994)

Balance at December 31, 2008 (b)	$114,457	$(79,134)

(a)	Recorded as a component of policy benefits in the Statements of Income.

(b)	Recorded as a component of future policy benefits in the Balance Sheets.

Note 4. Investments
Fixed Maturity and Equity Securities
The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities at December 31 were:

	2008
	Successor
				Estimated
	Amortized	Gross Unrealized		Fair
	Cost	Gains	Losses	Value
Fixed maturity securities:
Corporate securities	$805,324	$4,559	$(76,742)	$733,141
Mortgage-backed securities and other asset backed securities	457,263	3,296	(86,606)	373,953
U.S. Government and agencies	229,878	17,387	(11)	247,254
Foreign governments	16,268	213	(358)	16,123
Municipals	1,635	4	(94)	1,545

Total fixed maturity securities	$1,510,368	$25,459	$(163,811)	$1,372,016

Equity securities — preferred stocks	$21,699	$—	$(8,193)	$13,506

2007
Successor
Estimated
Fair
Value (a)
Fixed maturity securities:
Corporate securities	$1,080,552
Mortgage-backed securities and other asset backed securities	208,582
U.S. Government and agencies	102,097
Foreign governments	18,790
Municipals	1,709

Total fixed maturity securities	$1,411,730

Equity securities — preferred stocks	$37,182

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
Excluding investments in U.S. Government and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

The amortized cost and estimated fair value of fixed maturity securities by investment grade at December 31 were:

	2008		2007
	Successor
		Estimated	Estimated
	Amortized	Fair	Fair
	Cost	Value	Value (a)
Investment grade	$1,432,232	$1,316,909	$1,399,289
Below investment grade	78,136	55,107	12,441

Total fixed maturity securities	$1,510,368	$1,372,016	$1,411,730

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
At December 31, 2008 and 2007, the estimated fair value of fixed maturity securities rated BBB- were $39,860 and $61,063, respectively, which is the lowest investment grade rating given by S&P.
The amortized cost and estimated fair value of fixed maturity securities at December 31 by expected maturity were:

	2008		2007
	Successor
		Estimated	Estimated
	Amortized	Fair	Fair
	Cost	Value	Value (a)
Fixed maturity securities:
Due in one year or less	$129,284	$128,424	$342,031
Due after one year through five years	450,331	432,032	538,779
Due after five years through ten years	285,150	265,360	215,646
Due after ten years	188,340	172,247	106,692

	1,053,105	998,063	1,203,148
Mortgage-backed securities and other asset backed securities	457,263	373,953	208,582

Total fixed maturity securities	$1,510,368	$1,372,016	$1,411,730

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
In the preceding table fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
The Company had investment securities with an estimated fair value of $24,910 and $23,136 that were deposited with insurance regulatory authorities at December 31, 2008 and 2007, respectively.
Unrealized Gains (Losses) on Fixed Maturity and Equity Securities
The Company’s investments in fixed maturity and equity securities are classified as available-for-sale and are carried at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes.

The estimated fair value and gross unrealized losses of fixed maturity and equity securities aggregated by length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	2008 (a)
	Successor
			Continuous
	Estimated		Gross
	Fair	Amortized	Unrealized
	Value	Cost	Losses
Less than or equal to 90 days:
Fixed maturities
Corporate securities	$142,809	$154,722	$(11,913)
Mortgage-backed securities and other asset backed securities	86,706	108,525	(21,819)
U.S. Government and agencies	55,105	55,116	(11)
Equities	2,702	3,716	(1,014)

	287,322	322,079	(34,757)

Greater than 90 days but less than or equal to 180 days:
Fixed maturities
Corporate securities	90,382	107,681	(17,299)
Mortgage-backed securities and other asset backed securities	96,227	123,271	(27,044)
Foreign governments	4,182	4,540	(358)
Equities	3,248	4,834	(1,586)

	194,039	240,326	(46,287)

Greater than 180 days but less than or equal to 270 days:
Fixed maturities
Corporate securities	241,028	268,972	(27,944)
Mortgage-backed securities and other asset backed securities	37,641	56,984	(19,343)

	278,669	325,956	(47,287)

Greater than 270 days but less than or equal to one year:
Fixed maturities
Corporate securities	56,022	75,608	(19,586)
Mortgage-backed securities and other asset backed securities	27,281	45,681	(18,400)
Municipals	838	932	(94)
Equities	7,556	13,149	(5,593)

	91,697	135,370	(43,673)

Total	$851,727	$1,023,731	$(172,004)

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
The total number of securities in an unrealized loss position was 330 at December 31, 2008.

The estimated fair value, gross unrealized losses and number of securities where the fair value had declined below amortized cost by greater than 20% and greater than 40% were as follows:

	2008 (a)
	Successor
	Estimated	Gross
	Fair	Unrealized	Number of
	Value	Losses	Securities
Decline > 20%
Less than or equal to 90 days	$51,245	$(25,145)	20
Greater than 90 days but less than or equal to 180 days	39,965	(30,238)	23
Greater than 180 days but less than or equal to 270 days	43,697	(28,498)	16
Greater than 270 days but less than or equal to one year	45,479	(34,743)	19

Total	$180,386	$(118,624)	78

Decline > 40%
Less than or equal to 90 days	$12,845	$(13,065)	6
Greater than 90 days but less than or equal to 180 days	17,079	(22,307)	13
Greater than 180 days but less than or equal to 270 days	13,497	(14,849)	6
Greater than 270 days but less than or equal to one year	22,185	(23,925)	10

Total	$65,606	$(74,146)	35

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
Unrealized losses incurred during 2008 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. The Company has the ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment.
The components of net unrealized loss included in accumulated other comprehensive loss, net of taxes were as follows:

December 31,
2008 (a)
Assets
Fixed maturity securities	$(138,352)
Equity securities	(8,193)
Deferred policy acquisitions costs	1,481
Value of business acquired	45,438

(99,626)

Liabilities
Policyholder account balances	(647)
Federal income taxes — deferred	35,095

34,448

Stockholder’s equity
Accumulated other comprehensive loss, net of taxes (a)	$(65,178)

(a)	At December 31, 2007 accumulated other comprehensive loss, net of taxes, was zero as a result of push down accounting at the acquisition date.
The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.

Mortgage Loans on Real Estate
Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity. There were no prepayment premiums for 2008 and 2007.
The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. The estimated fair value of the mortgages on commercial real estate at December 31, 2008 was $70,771. There were no mortgages loans on real estate at December 31, 2007.
Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is impaired for the excess carrying value of the loan over its estimated value. The valuation allowance as of December 31, 2008 was $49. There was no valuation allowance at December 31, 2007.
The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in California, New Hampshire, Pennsylvania, Virginia, and Ohio, which account for approximately 75% of mortgage loans as of December 31, 2008.
Securities Lending
The Company loans securities under securities lending agreements. The amortized cost and estimated fair value of securities out on loan for the period ended December 31, 2008 were $166,427 and $173,991, respectively. There were no securities lent in 2007.
Derivatives
The Company uses derivatives to manage the capital market risk associated with the GMWB. The derivatives, which are S&P’s 500 Composite Stock Price Index futures contracts, are used to hedge the equity risk associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. The Company will not seek hedge accounting on these hedges because, in most cases, the derivatives’ change in value will create a natural offset in the Income Statement with the change in reserves. As of December 31, 2008, the Company had 990 outstanding short futures contracts with a notional value of $222,775. There were no futures contracts as of December 31, 2007.
Net Investment Income
Net investment income (loss) by source for the years ended December 31 was as follows:

	2008	2007	2006
	Successor	Predecessor
Fixed maturity securities	$81,569	$72,597	$84,176
Policy loans on insurance contracts	48,742	49,497	50,755
Cash and cash equivalents	7,848	9,976	6,030
Equity securities	2,038	3,593	4,739
Limited partnerships	(2,376)	3,223	15
Mortgages	2,424	—	—
Other	1,103	113	(149)

Gross investment income	141,348	138,999	145,566
Less investment expenses	(6,190)	(2,583)	(2,949)

Net investment income	$135,158	$136,416	$142,617

Realized Investment Gains (Losses)
Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended December 31 were as follows:

	2008	2007	2006
	Successor	Predecessor
Proceeds	$598,127	$262,046	$390,637
Gross realized investment gains	4,853	4,119	4,533
Gross realized investment losses	20,018	2,064	4,009

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds on the sale of available-for-sale securities sold at a realized loss were $590,913, $152,277 and $201,738 for the years ended December 31, 2008, 2007 and 2006, respectively.
During 2008, 2007 and 2006 the Company incurred realized investment gains (losses) in order to further diversify and match the duration of its invested assets to corresponding policyholder liabilities.
Net realized investment gains (losses) for the years ended December 31 were as follows:

	2008	2007	2006
	Successor	Predecessor
Fixed maturity securities	$(14,751)	$1,727	$447
Equity securities	(414)	328	77
Mortgages	(49)	—	—
Derivatives	37,803	—	—
Trading account securities	—	—	712
Associated amortization of VOBA	5,132	—	—

Net realized investment gains	$27,721	$2,055	$1,236

The Company maintained a trading portfolio comprised of convertible debt and equity securities that was liquidated in the first quarter 2006.
If management determines that a decline in the value of an available-for-sale security is other-than-temporary, the amortized cost is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For 2008, the Company recorded a $14,208 realized investment loss on securities deemed to have incurred other-than-temporary declines in fair value. For 2008 there was associated amortization of value of business acquired on the other-than-temporary declines in fair value of $5,879. There were no realized investment losses on securities deemed to have incurred other-than-temporary declines in fair value for the years ended December 31, 2007 and 2006.
Note 5. VOBA, Other Intangibles and Goodwill
VOBA reflects the estimated fair value of inforce contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts inforce at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.
The change in the carrying amount of VOBA for 2008 was as follows:

VOBA	2008
Purchase price adjustment	$(6,759)
Accretion (amortization) expense	30,778
Unlocking	(68,449)
Amortization related to realized losses on investments and derivatives	5,132
Adjustment related to unrealized losses on investments	45,438

Change in VOBA carrying amount	$6,140

During 2008, the Company experienced lower than expected gross profits as a result of market losses which reduced amortization expense and unlocking. In addition, the unlocking includes an impairment charge of $27, 973 as estimated future gross profits were less than the unamortized balance.

The estimated future amortization of VOBA from 2009 to 2013 is as follows:

2009	$30,123
2010	$33,501
2011	$36,099
2012	$38,503
2013	$40,682
Other intangibles include the estimated fair values of the distribution agreement, the trade name and the non-compete agreement acquired at the acquisition date. The Company reviews other intangible assets when certain events or circumstances exist, while goodwill is reviewed for impairment on an annual basis and on an interim basis when certain events or circumstances exist. A review was performed at September 30, 2008 and there was no indication of impairment for goodwill or other intangibles. However during the 4th quarter the Company made a business decision to commence selling similar products on affiliate companies through the ML&Co. distribution channel instead of continuing to sell new variable annuities on MLLIC. As a result of this decision, an impairment charge was taken for the entire unamortized other intangible balance ($76,161) and the entire goodwill balance except for the amount related to MLLIC’s state licenses ($139,301) at December 31, 2008.
Note 6. DAC, DSI and UPCR
At acquisition, DAC, DSI and UPCR were zero as a result of push down accounting. The carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2007 (Predecessor)	$285,648	$20,606

Capitalization	31,206	14,294
Normal amortization	(48,575)	(2,355)
Unlocking	26,511	61
Push down accounting adjustment	(294,790)	(32,606)

Balance, December 31, 2007 (Successor)	—	—

Capitalization	22,095	6,975
Normal amortization	8,038	2,444
Unlocking	(7,343)	(2,187)
Adjustment related to unrealized loss on investments	1,481	—

Balance, December 31, 2008 (Successor)	$24,271	$7,232

During 2008, the Company experienced lower than expected gross profits as a result of market losses which reduced amortization expense and unlocking. Unlocking during 2007 was impacted by fluctuations in actual Separate Accounts returns as compared to assumptions. The impact of unlocking was mitigated to a certain extent by the application of the mean reversion technique.
During 2007, the Company revised its mortality assumptions and historical claims relating to its variable life insurance products which were favorable as compared to expectations. In addition, the Company updated its DAC model to reflect actual market returns for its variable annuity products, which were favorable as compared to expectations, consistent with the application of the reversion to the mean approach. However, this amount was partially offset by unfavorable unlocking resulting from revised lapse assumptions relating to certain variable annuity products.

As of December 31, 2007, the UPCR balance was zero as a result of push down accounting at the acquisition date. The components of accretion (amortization) of UPCR for the years ended December 31, 2007 and 2006 were as follows:

	2007	2006
UPCR	Predecessor
Normal accretion	$2,874	$8,825
Unlocking	(4,815)	1,532

Total accretion (amortization) of UPCR	$(1,941)	$10,357

During 2007, the Company revised its mortality assumptions and historical claims relating to its variable universal life insurance product resulting in unfavorable unlocking. The decrease in normal UPCR accretion during 2007 is attributable to higher mortality as compared to 2006.
During 2006, the Company revised its reinsurance and mortality assumptions and historical claims for the current year on its variable universal life insurance product.
Note 7. Variable Contracts Containing Guaranteed Benefits
Variable Annuity Contracts Containing Guaranteed Benefits
The Company issues variable annuity contracts in which the Company may contractually guarantee to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company include a guaranteed minimum income benefit (“GMIB”) and a guaranteed minimum withdrawal benefit (“GMWB”). Information regarding the general characteristics of each guaranteed benefit type is provided below:
•	In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•	In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years that must elapse before the GMIB provision can be exercised.

•	Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal. The Company began offering the GMWB benefit provision in the first quarter 2006.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	GMDB	GMIB	GMWB
2008
Net amount at risk (a)	$2,631,834	$766,391	$274,296

Average attained age of contract owners	68	61	70

Weighted average period remaining until expected annuitization	n/a	6.0 yrs	n/a

2007
Net amount at risk (a)	$612,749	$14,149	$1,866

Average attained age of contract owners	68	60	71

Weighted average period remaining until expected annuitization	n/a	6.8 yrs	n/a

(a)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the present value of the minimum guaranteed withdrawals available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date.
The Company records liabilities for contracts containing GMDB and GMIB provisions as a component of future policy benefits in the Balance Sheets. Changes in these guaranteed benefit liabilities are included as a component of policy benefits in the Statement of Income. The GMDB and GMIB liabilities are calculated in accordance with SOP 03-1 and are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and surrender assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.
The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2007 (Predecessor)	$100,301	$705

Guaranteed benefits incurred	24,699	478
Guaranteed benefits paid	(16,902)	—
Unlocking	(22,390)	393
Push down accounting adjustment	(11,067)	(1,576)

Balance, December 31, 2007 (Successor)	74,641	—

Purchase price adjustment	(7,887)	—
Guaranteed benefits incurred	22,420	7,939
Guaranteed benefits paid	(28,447)	—
Unlocking	85,162	10,596

Balance, December 31, 2008 (Successor)	$145,889	$18,535

Significant market declines in 2008 as compared to the 2007 caused unfavorable unlocking as a result of increasing estimates of future benefit amounts in the GMDB liabilities. During 2007, the Company updated its market return assumptions resulting in favorable unlocking for GMDB liabilities. Unlocking during 2007 was impacted by fluctuations in actual Separate Accounts returns as compared to assumptions. The impact of unlocking was mitigated to a certain extent by the application of the mean reversion technique.

The unlocking for GMIB during 2008 reflects the decrease in gross revenues and the resulting increase in expected future claims due to current market losses.
At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

				Money
	Equity	Bond	Balanced	Market	Other	Total
2008 (Successor)
GMDB Only	$1,712,586	$764,563	$532,448	$223,531	$3,388	$3,236,516
GMDB and GMIB	880,425	348,784	338,704	77,037	9,316	1,654,266
GMDB and GMWB	260,347	73,349	154,400	4,362	6,455	498,913
GMWB only	104,486	29,037	62,796	2,796	2,416	201,531
GMIB only	64,495	13,808	33,159	1,667	1,520	114,649
No guaranteed benefit	14,678	4,664	12,583	2,504	366	34,795

Total	$3,037,017	$1,234,205	$1,134,090	$311,897	$23,461	$5,740,670

2007 (Successor)
GMDB Only	$3,404,287	$984,755	$717,798	$215,326	$8,142	$5,330,308
GMDB and GMIB	1,624,427	383,453	403,003	44,436	21,175	2,476,494
GMDB and GMWB	327,786	72,025	90,578	8,759	8,866	508,014
GMWB only	129,217	28,392	37,188	989	3,552	199,338
GMIB only	99,073	14,326	24,623	2,055	3,146	143,223
No guaranteed benefit	25,430	6,151	9,754	1,479	937	43,751

Total	$5,610,220	$1,489,102	$1,282,944	$273,044	$45,818	$8,701,128

Variable Life Contracts Containing Guaranteed Benefits
The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.
The Company recorded liabilities for contracts containing GMDB provisions as a component of future policy benefits. Changes in the GMDB liabilities were included as a component of policy benefits in the Statements of Income. The variable life GMDB liability was set as a percentage of asset-based fees and cost of insurance charges deducted from contracts that include a GMDB provision. The percentage was established based on the Company’s estimate of the likelihood of future GMDB claims.
As of December 31, 2007, the variable life GMDB balance was zero as a result of push down accounting at the acquisition date. The change in the variable life GMDB liabilities for the year ended December 31, 2007 was as follows:

GMDB Life
Balance, January 1, 2007 (Predecessor)	$2,286
Guaranteed benefits incurred	155
Push down accounting adjustment	(2,441)

Balance, December 31, 2007 (Successor)	$—

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	2008	2007
	Successor
Balanced	$537,761	$999,501
Equity	757,526	966,850
Bond	128,794	313,625
Money Market	292,345	251,892

Total	$1,716,426	$2,531,868

Note 8. Federal Income Taxes
The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31.

	2008	2007	2006
	Successor	Predecessor
Provisions for income taxes computed at Federal statutory rate (35%)	$(79,190)	$55,857	$48,658
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(7,420)	(4,783)	(3,657)
Foreign tax credit	(884)	(2,002)	(715)
Tax goodwill amortization	(431)	—	—
Other	6	—	—

Federal income tax provision	$(87,919)	$49,072	$44,286

Effective tax rate	39%	31%	32%
The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each were as follows:

	2008	2007	2006
	Successor	Predecessor
DAC	$114,706	$5,141	$(288)
Policyholder account balances	(24,325)	3,149	(6,168)
Liability for guaranty fund assessments	679	100	275
Other	1,939	97	(387)
Investment adjustments	49,527	19	557
Net operating and capital loss carryforward	110,255	—	—
VOBA	(203,294)	—	—
Intangible assets	67,556	—	—
Deferred sales inducements	—	4,200	4,308
UPCR	—	(781)	3,521
Reinsurance adjustment	—	(835)	2,175

Total	$117,043	$11,090	$3,993

Deferred tax assets and liabilities at December 31 were as follows:

	2008	2007 (a)
	Successor
Deferred tax assets:
DAC	$125,732	$137,200
Tax VOBA	88	10,358
Liability for guaranty fund assessments	679	2,031
Investment adjustments	49,527	—
Net operating and capital loss carryforward	110,255	—
Intangible assets	67,556	—
Other	1,939	—
Policyholder account balances	—	56,549

Total deferred tax assets	355,776	206,138

Deferred tax liabilities:
Book VOBA	203,382	204,107
DAC	11,026	—
Policyholder account balances	24,325	—

Total deferred tax liabilities	238,733	204,107

Total deferred tax asset	$117,043	$2,031

(a)	At December 28, 2007, all deferred tax assets and liabilities associated with the predecessor were adjusted to zero due to the Section 338 tax election made by AUSA. The Section 338 election caused the predecessor to treat the acquisition as a sale of its assets for federal tax purposes which reversed all of the predecessor’s temporary differences.
The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the financial statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The Company provides for federal income taxes based on amounts it believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the realization of certain tax deductions and credits.
Specific estimates include the realization of dividend-received deductions (“DRD”) and foreign tax credits (“FTC”). A portion of the
Company’s investment income related to Separate Accounts business qualifies for the DRD and FTC. Information necessary to calculate these tax adjustments is typically not available until the following year. However, within the current year’s provision, management makes estimates regarding the future tax deductibility of these items. These estimates are primarily based on recent historic experience.
At December 31, 2008, the Company has a net operating loss carryforward for federal income tax purposes of $110,104 with a carryforward period of 15 years. The Company also has a capital loss carryforward for federal income tax purposes of $151 with a carryforward period of 5 years.
The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN No. 48”), on
January 1, 2007. The Company has analyzed all material tax positions under the provisions of FIN No. 48, and has determined that there are no tax benefits that should not be recognized as of December 31, 2008 or as of December 31, 2007. There are no unrecognized tax benefits that would affect the effective tax rate. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.
The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company has recognized no material interest and penalties in its financial statements for the year ended December 31, 2008 and December 31, 2007.
The Company files a return in the U.S. Federal tax jurisdiction, and various state tax jurisdictions. As a result of the Company’s election for Federal income tax purposes of the Internal Revenue Code Section 338, ML&Co. is responsible for any FIN No. 48 obligations that existed prior to the acquisition date. The Company will file a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group.

Note 9. Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies. Effective second quarter of 2008, the Company began to recapture the majority of its life reinsurance.
Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. As of December 31, 2008, the Company held collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $605 that can be drawn upon for delinquent reinsurance recoverables.
At December 31, 2008 the Company had the following life insurance inforce:

Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed to
	amount	companies	companies	amount	net
Life insurance inforce	$7,958,811	$1,846,950	$716	$6,112,577	0.01%
The Company is party to an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer’s variable annuity contracts sold through the ML&Co. distribution system from January 1, 1997 to June 30, 2001.
In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. As of December 31, 2008, 49% and 5% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. As of December 31, 2007, 52% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.
Note 10. Related Party Transactions
As of December 31, 2008, the Company had the following related party agreements in effect:
The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2008, the Company incurred $5,221 in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.
The Company is party to intercompany short-term note receivables with the parent at various times during the year. During 2008, the Company accrued and/or received $1,669 of interest, which was included in net investment income.
AEGON USA Realty Advisors, Inc. acts as the manager and administrator for the Company’s real property assets and mortgage loans under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2008, the Company incurred $70 in expenses under this agreement. In addition, mortgage loan origination fees of $25 at December 31,
2008 were capitalized and included on the Balance Sheets under mortgage loans on real estate. Mortgage loan origination fees are amortized into net investment income over the life of the mortgage loans.
AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2008, the Company incurred $2,029 in expenses under this agreement. Charges attributable to this agreement are included in net investment income.
Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. During 2008, the Company incurred $6,498 in expenses under this agreement.
Transamerica Capital, Inc. provides underwriting services for the Company under an underwriting agreement. During 2008, the Company incurred $29,734 in expenses under this agreement.

Transamerica Asset Management, Inc acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under an administrative services agreement. During 2008, the Company received $25 under this agreement.
The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2008, the Company received $8 under this agreement.
The Company has a reinsurance agreement with Transamerica Life Insurance Company. During 2008, the Company incurred $257 in reinsurance premium ceded expense under this agreement and there were no reinsurance recoveries on death claims incurred.
The Company is party to the purchasing and selling of investments between various affiliated companies. The investments are purchased and sold at fair value and are included in fixed maturities available-for-sale securities and mortgage loans on real estate in the Balance Sheet. During 2008, the Company purchased $204,892 of fixed maturities securities. During 2008, the Company purchased $68,794 of mortgage loans. During 2008, the Company sold $34,959 of fixed maturities securities to an affiliated company.
While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.
Prior to December 28, 2007, the Company had the following affiliated agreements in effect:
The Company and MLIG were parties to a service agreement whereby MLIG agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG in relation to this service agreement were reimbursed by the Company on an allocated cost basis. Charges allocated to the Company by MLIG pursuant to the agreement were $27,017 and $29,692 for 2007 and 2006, respectively. Charges attributable to this agreement were included in insurance expenses and taxes, except for investment related expenses, which were included in net investment income. The Company was allocated interest expense on its accounts payable to MLIG that approximates the daily federal funds rate. Total intercompany interest incurred was $501 and $494 for 2007 and 2006, respectively. Intercompany interest was included in net investment income.
The Company had a general agency agreement with Merrill Lynch Life Agency Inc. (“MLLA”) whereby registered representatives of MLPF&S, who are the Company’s licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA was paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $61,916 and $57,298 for 2007 and 2006, respectively. Certain commissions were capitalized as DAC and were being amortized in accordance with the accounting policy discussed in Note 6. Charges attributable to this agreement were included in insurance expenses and taxes, net of amounts capitalized.
Effective September 30, 2006, ML&Co. transferred the Merrill Lynch Investment Managers, L.P. (“MLIM”) investment management business to BlackRock, Inc. (“BlackRock”) in exchange for approximately half of the economic interest in the combined firm, including a 45% voting interest. Under this agreement, all previous investment management services performed by MLIM were merged into BlackRock. Prior to September 30, 2006, the Company and MLIM were parties to a service agreement whereby MLIM agreed to provide certain invested asset management services to the Company. The Company paid a fee to MLIM, for these services through the MLIG service agreement. Charges paid to MLIM through the first three quarters of 2006 and allocated to the Company by MLIG were $1,172.
MLIG had entered into agreements with i) Roszel Advisors, LLC (“Roszel”), a subsidiary of MLIG, with respect to administrative services for the MLIG Variable Insurance Trust (“the Trust”) and ii) the former MLIM, now BlackRock, with respect to administrative services for the Merrill Lynch Series Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Mercury Variable Trust, (collectively, “the Funds”). Certain Separate Accounts of the Company may invest in the various mutual fund portfolios of the Trust and the Funds in connection with the variable life insurance and annuity contracts the Company had inforce. Under these agreements, Roszel and MLIM pay MLIG an amount equal to a percentage of the assets invested in the Trust and the Funds through the Separate Accounts. Revenue attributable to these agreements is included in policy charge revenue. The Company received from MLIG its allocable share of such compensation from Roszel in the amount of $2,560 and $2,492 during 2007 and

2006, respectively. The Company received from MLIG its allocable share of such compensation from MLIM in the amount of $12,700 through the first three quarters of 2006.
Note 11. Stockholder’s Equity and Statutory Accounting Practices
Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices differ from principles utilized in these financial statements as follows: policy acquisition costs are expensed as incurred, policyholder liabilities are established using different actuarial assumptions, provisions for deferred income taxes are limited to temporary differences that will be recognized within one year, and securities are valued on a different basis. In addition, purchase accounting adjustments such as VOBA, goodwill, and other intangibles are not recognized on a statutory basis.
The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Arkansas Insurance Department. The State of Arkansas has adopted the National Association of Insurance Commissioners (“NAIC”) statutory accounting practices as a component of prescribed or permitted practices by the State of Arkansas.
The Company’s statutory net income (loss) for 2008, 2007 and 2006 was ($259,862), $108,791 and $193,731, respectively.
Statutory capital and surplus at December 31, 2008 and 2007 were $356,135 and $366,011, respectively. At December 31, 2008 and 2007, approximately $35,593 and $36,351, respectively, of stockholder’s equity was available for dividend distribution that would not require approval by the Arkansas Insurance Department. During 2008, the Company received a $250,000 capital contribution from AUSA.
During 2008, the Company did not pay any dividends to AUSA. During 2007, the Company paid extraordinary and ordinary dividends of $152,171 and $41,560, respectively to MLIG. During 2006, the Company paid extraordinary and ordinary dividends of $140,155 and $39,845, respectively to MLIG.
MLLIC and AUSA are parties to a “keepwell” agreement which, subject to its terms, commits AUSA to maintain MLLIC at a minimum net worth. Prior to the acquisition date, MLLIC and ML&Co. were parties to a “keepwell” agreement which obligated ML&Co. to maintain a level of capital in MLLIC in excess of minimum regulatory requirements.
The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. As of December 31, 2008 and 2007, based on the RBC formula, the Company’s total adjusted capital level was well in excess of the minimum amount of capital required to avoid regulatory action.
Note 12. Commitments and Contingencies
State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2008 and 2007, the Company’s estimated liability for future guaranty fund assessments was $5,704 and $5,720, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.
In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

Note 13. Segment Information
In reporting to management, the Company’s operating results are categorized into two business segments: Annuities and Life Insurance. The Company’s Annuity segment consists of variable annuities and interest-sensitive annuities. The Company’s Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The Company no longer manufactures or issues life insurance products. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The “Other” category, presented in the following segment financial information, represents net revenues and net earnings on invested assets that do not support annuity or life insurance contract owner liabilities. Subsequent to the acquisition, management no longer considers “Other” a category for segment reporting purposes. It is impracticable to restate the prior period segment information as well as disclosing the information under both the old basis and the new basis of reporting. Therefore, the predecessor information is shown under the old basis, three segments — annuities, life insurance and other, while the successor information is shown under the new basis, two segments — annuities and life insurance.
The following tables summarize each business segment’s contribution to select Statements of Income categories for the years ended December 31.

	2008
	Successor
		Life
	Annuities	Insurance	Total
Net revenues (a)	$215,885	$96,214	$312,099
Amortization of VOBA	22,664	15,007	37,671
Policy benefits (net of reinsurance)	161,650	28,928	190,578
Federal income tax expense (benefit)	(94,215)	6,296	(87,919)
Net income (loss)	(158,462)	20,123	(138,339)

	2007
	Predecessor
		Life
	Annuities	Insurance	Other	Total
Net revenues (a)	$200,295	$97,351	$14,433	$312,079
Policy benefits (net of reinsurance)	15,291	26,995	—	42,286
Federal income tax expense	30,380	13,640	5,052	49,072
Net income	72,244	28,894	9,381	110,519

	2006
	Predecessor
		Life
	Annuities	Insurance	Other	Total
Net revenues (a)	$186,668	$109,400	$10,617	$306,685
Policy benefits (net of reinsurance)	21,129	18,029	—	39,158
Federal income tax expense	27,639	12,931	3,716	44,286
Net income	60,017	27,819	6,901	94,737

(a)	Net revenues include total net revenues net of interest credited to policyholder liabilities.

The following tables represent select Balance Sheet information for the years ended December 31:

		Total
	Total	Policyholder
	Assets	Liabilities
2008
Annuities	$7,338,124	$742,423
Life Insurance	3,775,659	1,547,003

Total	$11,113,783	$2,289,426

2007
Annuities	$10,120,795	$716,959
Life Insurance	4,588,395	1,623,043

Total	$14,709,190	$2,340,002

PART C
OTHER INFORMATION
Item 26. Exhibits
(a) Board of Directors Resolutions.
(1)	Resolutions of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Separate Account. (Incorporated by Reference to Post-Effective Amendment No. 7 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).)

(2)	Board Resolution for Merger and Combination of Accounts. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
(b) Custodian Agreements. Not applicable.
(c) Underwriting Contracts.
(1)	Distribution Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(2)	Amended Sales Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(3)	Form of Underwriting Agreement Between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc. (Incorporated by reference to Post-Effective Amendment No. 10 to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, File No. 333-118362, Filed April 25, 2008.)

(4)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. (Incorporated by Reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company, File Nos. 33-26322, 33-46827, 33-52254, 33-60290, 33-58303, 333-33863, filed March 27, 2008.)

(5)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company, File Nos. 33-26322, 33-46827, 33-52254, 33-60290, 33-58303, 333-33863, filed March 27, 2008.)

(6)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.2 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K, File No. 33-26322, filed January 4, 2008.)
(d) Contracts.
(1)	Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(2)	Guarantee of Insurability Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(3)	Death Benefit Proceeds Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(4)	Single Premium Immediate Annuity Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(5)	Change of Insured Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(6)	Partial Withdrawal Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(7)	Special Allocation Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(8)	Backdating Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(9)	Additional Payment Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

1

(10)	Certificate of Assumption. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(11)	Company Name Change Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
(e) Applications.
(1)	Application form for Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
(f) Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Amendment, Restatement, and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(2)	Amended and Restated By-Laws of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
(g) Reinsurance Contracts.
Not Applicable.
(h) Participation Agreements.
(1)	Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Series Fund, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(2)	Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Funds Distributor, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(3)	Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(4)	Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 3 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(5)	Form of Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Family Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).)

(6)	Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)

(7)	Form of Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)

(8)	Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 11 to the Registration Statement filed on Form N-4 (File No. 33-43773).)

(9)	Form of Participation Agreement among Merrill Lynch Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 12 to Form N-4 Registration No. 33-43773 Filed May 1, 1998.)

(10)	Form of Participation Agreement between Merrill Lynch Life Insurance Company and Mercury Asset Management V.I. Funds, Inc. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 15 to Form N-4 Registration No. 33-43773 Filed April 14, 1999.)

(11)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

2

(12)	Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(13)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(14)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(15)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(16)	Amendment to the Participation Agreement Among MFS® Variable Insurance TrustSM, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(17)	Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(18)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company and Hotchkis and Wiley Variable Trust. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(19)	Form of Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 333-90243 Filed April 21, 2006.)

(20)	Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(21)	Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(22)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C’s Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)

(23)	Form of Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(24)	Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C’s Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)
(25)	Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

3

(26)	Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-118362, Filed April 25, 2008.)
(i) Administrative Contracts.
(1)	Amended form of terminated Service Agreement between Merrill Lynch Life Insurance Company and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(2)	Service Agreement among Merrill Lynch Life Insurance Company, Family Life Insurance Company and Merrill Lynch Insurance Group, Inc. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)
(j) Other Material Contracts.
(1)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company, File Nos. 33-26322, 33-46827, 33-52254, 33-60290, 33-58303, 333-33863, filed March 27, 2008.)

(2)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K, File No. 33-26322, filed August 17, 2007.)

(3)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K, File No. 33-26322, filed January 4, 2008.)
(k) Legal Opinion.
(1)	Opinion of Arthur D. Woods, Esq. as to the legality of the securities being registered.
(l) Actuarial Opinion.
Not applicable.
(m) Calculations.
Not applicable.
(n) Other Opinions.
(1)	Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

(2)	Written Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o) Omitted Financial Statements.
Not Applicable.
(p) Initial Capital Agreements.
Not Applicable.
(q) Redeemability Exemption.
(1)	Memorandum describing Merrill Lynch Life Insurance Company’s Issuance, Transfer and Redemption Procedures. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)

(2)	Supplement to Memorandum describing Merrill Lynch Life Insurance Company’s Issuance, Transfer and Redemption Procedures. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement filed on Form S-6 (File No. 33-55472).)
(r) Powers of Attorney.
(1)	Powers of Attorney. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 8 to Form N-4, Registration No. 333-118362, Filed February 22, 2008.)

4

Item 27. Directors and Officers of the Depositor (Merrill Lynch Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Lon J. Olejniczak 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and President

Robert R Frederick 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President

John T. Mallett 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Treasurer and Chief Financial Officer

Karen Alvarado 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Assistant Vice President

Ronald L. Ziegler 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President

Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Vice President and Corporate Controller

Frank A. Camp 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Secretary

Darin D. Smith 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Vice President and Assistant Secretary
Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

5

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

ADMS Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

1

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (71.11%) ; Monumental Life Insurance Company (28.89%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, LLC.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Company	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

2

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
ARV Pacific Villas, A California Limited Partnership	California	General Partners — Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner — AEGON USA, LLC (99%)	Inter-company lending and general business

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose

CGC Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency

Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company

Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

3

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Edgewood IP, LLC	Iowa	100% Transamerica Life Insurance Company	Limited liability company

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

Financial Resources Insurance Agency of Texas	Texas	100% owned by Transamerica Financial Advisors, Inc.	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership:	Investments
99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments I, LLC	Delaware	100%Transamerica Life Insurance Company	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

4

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates:	Investments
Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

5

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Security Life of Denver, a non-affiliate of AEGON (20.979%), ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (66.012%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Gemini Investment, Inc.	Delaware	100% Transamerica Life Insurance Company	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

6

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote — AEGON USA, LLC. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance

JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member — Life Investors Financial Group, Inc.	Direct sales of term life insurance

Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

7

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Company	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Company	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager:	Real estate alternatives investment
AEGON USA Realty Advisors, Inc.

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager:	Real estate alternatives investment
AEGON USA Realty Advisors, Inc.

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (41.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (48.2%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

8

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Separate Account Fund C	CA	100% Transamerica Life Insurance Company	Mutual Fund

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote — AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBK Insurance Agency of Ohio, Inc.	Ohio	100% owned by Transamerica Financial Advisors, Inc.;	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation

9

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
The AEGON Trust Advisory Board:	Delaware	AEGON International B.V.	Voting Trust
Patrick J. Baird, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

10

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corporation	Holding company

Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International B.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,415 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Life Insurance Company	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

11

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Commonwealth General Corporation	Provider of administrative services

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

Westport Strategies, LLC	Delaware	AUSA Holding Company — sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

12

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 29. Indemnification
Merrill Lynch Life Insurance Company’s By-Laws provide, in Article VI, as follows:
Section 1. Actions Other Than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
Section 2. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.
Section 3. Right to Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.
Section 4. Determination of Right to Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

13

Item 30. Principal Underwriters
(a)	Transamerica Capital, Inc. serves as the principal underwriter for:
Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. These accounts are separate accounts of Monumental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D and Merrill Lynch Variable Life Separate Account. These accounts are separate accounts of Merrill Lynch Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.
(b) Directors and Officers of Transamerica Capital, Inc.:

	Principal
Name	Business Address	Position and Offices with Underwriter
Robert R. Frederick	(1)	Chief Operations Officer, President and Director
John T. Mallett	(1)	Director
Mark W. Mullin	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer
Frank A. Camp	(1)	Secretary
Amy J. Boyle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Linda S. Gilmer	(1)	Vice President

14

	Principal
Name	Business Address	Position and Offices with Underwriter
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426
(c)	Compensation to Principal Underwriter:

	Net
	Underwriting
Name of Principal	Discounts and	Compensation	Brokerage
Underwriter	Commissions(2)	on Redemption	Commissions	Compensation
Merrill Lynch, Pierce, Fenner & Smith Incorporated(1)	$8,458,699	$0	$0	$0
Transamerica Capital, Inc.	$8,167,050	$0	$0	$0

(1)	Effective May 1, 2008, Transamerica Capital, Inc. replaced Merrill Lynch, Pierce, Fenner & Smith Incorporated as principal underwriter for the policies.

(2)	Fiscal Year 2008

(3)	Commissions are paid by Merrill Lynch Life Insurance Company.
Item 31. Location of Accounts and Records
All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Merrill Lynch Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001; or by the Service Center at 4802 Deer Lake Drive East, Jacksonville, Florida 32246.
Item 32. Management Services
Not applicable.
Item 33. Fee Representation
Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

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Signatures
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Merrill Lynch Life Variable Separate Account II, certifies that this Post-Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485, and accordingly, has caused this Amendment to be signed on its behalf, in the City of Cedar Rapids, and State of Iowa, on this 1st day of May, 2009.

Merrill Lynch Life Variable Life Separate Account II (Registrant)

Merrill Lynch Life Insurance Company (Depositor)

*

Lon J. Olejniczak President and Director
As required by the Securities Act of 1933, this Post Effective Amendment No. 21 to the Registration Statement has been signed by the following persons in the capacities indicated on May 1, 2009.

Signatures	Title

*	Director and President
Lon J. Olejniczak

*	Director and Senior Vice President
Robert R. Frederick

*	Director, Treasurer and Chief Financial Officer
John T. Mallett

*	Director and Assistant Vice President
Karen Alvarado

*	Director and Senior Vice President
Ronald L. Ziegler

*	Vice President and Corporate Controller
Eric J. Martin

*	Secretary
Frank A. Camp

/s/ Darin D. Smith	Vice President and Assistant Secretary
Darin D. Smith

*	By: Darin D. Smith — Attorney-in-Fact pursuant to Powers of Attorney.

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EXHIBIT LIST
Exhibit (k)(1) Opinion of Arthur D. Woods, Esq. as to the legality of the securities being registered.
Exhibit (n)(1) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
Exhibit (n)(2) Written Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

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